FILED AS OF DATE:


              As filed with the Securities and Exchange Commission,
                      via EDGAR, on                 , 2005.

 Registration Nos. 333-       , 333-      -01, 333-      -02,
                        333-      -03 and 333-      -04.

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          -----------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          -----------------------------

                           TOLL BROTHERS FINANCE CORP.
                               TOLL BROTHERS, INC.
           -----------------------------------------------------------
           (Exact name of each registrant as specified in its charter)

Toll Brothers Finance Corp. - Delaware       1531                 23-3097271
Toll Brothers, Inc. - Delaware               1531                 23-2416878
--------------------------------------      ------               ------------
(State or other jurisdiction          (Primary Standard         (I.R.S. Employee
     of incorporation                Industrial Classification    Identification
     of each registrant)             Code Number of                   Number)
                                     each registrant and each
                                     additional registrant)

                               250 Gibraltar Road
                           Horsham, Pennsylvania 19044
                                 (215) 938-8000
    -------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

                       SEE TABLE OF ADDITIONAL REGISTRANTS
                     ---------------------------------------
                                 Joel H. Rassman
                            Executive Vice President
                               Toll Brothers, Inc.
                               250 Gibraltar Road
                           Horsham, Pennsylvania 19044
                                 (215) 938-8000
 ------------------------------------------------------------------------------
    (Name, address, including zip code, and telephone number, including area code, of agent for service for each registrant and the additional registrants)
                               ------------------
                                   Copies to:
                            Mark K. Kessler, Esquire
                     Wolf, Block, Schorr and Solis-Cohen LLP
                          1650 Arch Street, 22nd Floor
                      Philadelphia, Pennsylvania 19103-2097
                                 (215) 977-2000
                               ------------------

         Approximate date of commencement of proposed sale to the public: As soon as practicable after effective date of this registration statement.

         If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                               ------------------

                                                       CALCULATION OF REGISTRATION FEE


                                                                         Proposed              Proposed
                                                                         maximum               maximum
Title of each class of                                                   offering             aggregate             Amount of
securities                                           Amount to be         price                offering           Registration
to be registered                                       registered      per unit(1)            price (1)                Fee
-------------------------------------------  ---------------------  -------------------  --------------------- --------------------

5.15% Senior Notes due 2015                          $300,000,000          100%             $300,000,000            $35,310

Guarantee of 5.15% Senior                            $300,000,000           (2)                  (2)                  (2)
  Notes due 2015

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act if 1933.

(2) In accordance with Rule 457(n), no separate fee for the registration of the guarantees is required.

                       TABLE OF ADDITIONAL REGISTRANTS(1)

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------

Toll Holdings, Inc.                        Delaware                23-2569047
Amwell Chase, Inc.                         Delaware                23-2551304
Brentwood Investments I, Inc.              Tennessee               04-3602308
Bunker Hill Estates, Inc.                  Delaware                23-2535037
Chesterbrooke, Inc.                        Delaware                23-2485513
Connecticut Land Corp.                     Delaware                23-2533514
Daylesford Development Corp.               Delaware                23-2511943
Eastern States Engineering, Inc.           Delaware                23-2432981
Fairway Valley, Inc.                       Delaware                23-2432976
First Brandywine Finance Corp.             Delaware                23-2737486
First Brandywine Investment Corp. II       Delaware                23-2731790
First Brandywine Investment Corp. III      Delaware                23-2820213
First Brandywine Investment Corp. IV       Delaware                61-1443340
First Huntingdon Finance Corp.             Delaware                23-2485787
Franklin Farms G.P., Inc.                  Delaware                23-2486303
Frenchman's Reserve Country Club, Inc.     Florida                 56-2290261
HQZ Acquisitions, Inc.                     Michigan                38-3149633
MA Limited Land Corporation                Delaware                23-2523560
Maple Point, Inc.                          Delaware                23-2551803
Maryland Limited Land Corporation          Delaware                23-2499816
Mizner County Club, Inc.                   Florida                 23-2970622
Mountain View Country Club, Inc.           California              05-0567717
Polekoff Farm, Inc.                        Pennsylvania            23-2417142
The Silverman Building Companies, Inc.     Michigan                38-3075345
SH Homes Corporation                       Michigan                38-3392296
SI Investment Corporation                  Michigan                38-3298884
Springfield Chase, Inc.                    Delaware                23-2538985
Stewarts Crossing, Inc.                    Delaware                23-2547222
TB Proprietary Corp.                       Delaware                23-2485790
TB Proprietary LP, Inc.                    Delaware                23-3066217
Tenby Hunt, Inc.                           Delaware                23-2682947
Toll Development Company, Inc.             Michigan                38-3180742
Toll AZ GP Corp.                           Delaware                23-2815680
Toll Arizona LP Company, Inc.              Delaware                56-2489926
Toll Arizona-II LP Company, Inc.           Delaware                56-2489925
Toll Bros., Inc.                           Pennsylvania            23-2417123
Toll Bros., Inc.                           Delaware                23-2600117
Toll Bros., Inc.                           Texas                   23-2896374
Toll Bros. of Arizona, Inc.                Arizona                 23-2906398
Toll Bros. of North Carolina, Inc.         North Carolina          23-2777389
Toll Bros. of North Carolina II, Inc.      North Carolina          23-2990315
Toll Bros. of North Carolina III, Inc.     North Carolina          23-2993276
Toll Bros. of Tennessee, Inc.              Delaware                51-0385724



(1) The address, including zip code, and telephone number, including area code, for each of the additional registrants is 250 Gibraltar Road, Horsham, Pennsylvania 19044, (215) 938-8000.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll Brothers AZ Construction Company     Arizona                 23-2832024
Toll Brothers Real Estate, Inc.           Pennsylvania            23-2417116
Toll CA GP Corp.                          California              23-2748091
Toll California LP Company, Inc.          Delaware                56-2489904
Toll CO GP Corp.                          Colorado                23-2978190
Toll Colorado LP Company, Inc.            Delaware                56-2489913
Toll Connecticut LP Company, Inc.         Delaware                51-1195212
Toll Connecticut-II LP Company, Inc.      Delaware                56-2489901
Toll Corp.                                Delaware                23-2485860
Toll Delaware LP Company, Inc.            Delaware                51-1195241
Toll Delaware-II LP Company, Inc.         Delaware                56-2489912
Toll Finance Corp.                        Delaware                23-2978196
Toll FL GP Corp.                          Florida                 23-2796288
Toll Florida LP Company, Inc.             Delaware                51-1195251
Toll Florida-II LP Company, Inc.          Delaware                56-2489909
Toll IL GP Corp.                          Illinois                23-2967049
Toll Illinois LP Company, Inc.            Delaware                56-2489915
Toll Land Corp. No. 6                     Pennsylvania            23-2417134
Toll Land Corp. No. 10                    Delaware                23-2551776
Toll Land Corp. No. 20                    Delaware                23-2551793
Toll Land Corp. No. 43                    Delaware                23-2737488
Toll Land Corp. No. 45                    Delaware                23-2737050
Toll Land Corp. No. 46                    Delaware                23-2731483
Toll Land Corp. No. 47                    Delaware                23-2737359
Toll Land Corp. No. 48                    Delaware                23-2860557
Toll Land Corp. No. 49                    Delaware                23-2860562
Toll Land Corp. No. 50                    Delaware                23-2860513
Toll Land Corp. No. 51                    Delaware                23-2959185
Toll Land Corp. No. 52                    Delaware                23-2966099
Toll Land Corp. No. 53                    Delaware                23-2978200
Toll Land Corp. No. 55                    Delaware                23-2978124
Toll Land Corp. No. 56                    Delaware                23-2978119
Toll Land Corp. No. 58                    Delaware                23-3097273
Toll Land Corp. No. 59                    Delaware                23-3097278
Toll Land Corp. No. 60                    Delaware                23-3097277
Toll Management AZ Corp.                  Delaware                51-0385727
Toll Management VA Corp.                  Delaware                51-0385725
Toll Manhattan I, Inc.                    New York                20-2255686
Toll Maryland LP Company, Inc.            Delaware                51-1195233
Toll Maryland-II LP Company, Inc.         Delaware                56-2489896
Toll Massachusetts LP Company, Inc.       Delaware                51-1195220
Toll Massachusetts-II LP Company, Inc.    Delaware                56-2489898
Toll MD Builder Corp.                     Maryland                20-0355148
Toll MI GP Corp.                          Michigan                23-2917543
Toll Michigan LP Company, Inc.            Delaware                56-2489914
Toll Michigan-II LP Company, Inc.         Delaware                56-2489920
Toll Midwest LP Company, Inc.             Delaware                56-2489924
Toll Midwest Note Company, Inc.           Delaware                56-2489923
Toll MN GP Corp.                          Minnesota               20-0099962
Toll Mid-Atlantic LP Company, Inc.        Delaware                51-1195257
Toll Mid-Atlantic Note Company, Inc.      Delaware                51-1195252
Toll Nevada LP Company, Inc.              Delaware                56-2489919

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll New Hampshire LP Company, Inc.       Delaware                51-1195125
Toll New Hampshire-II LP Company, Inc.    Delaware                56-2489902
Toll New Jersey LP Company, Inc.          Delaware                55-0883946
Toll New Jersey-II Company, Inc.          Delaware                56-2489899
Toll New York LP Company, Inc.            Delaware                51-1195218
Toll New York-II LP Company, Inc.         Delaware                56-2489900
Toll NH GP Corp.                          New Hampshire           23-3048998
Toll NJ Builder Corp.                     New Jersey              74-3083211
Toll NJX-I Corp.                          Delaware                51-0413821
Toll NJX-II Corp.                         Delaware                51-0413826
Toll NJX-III Corp.                        Delaware                74-3083754
Toll NJX-IV Corp.                         Delaware                74-3083774
Toll NV GP Corp.                          Nevada                  23-2928710
Toll NC GP Corp.                          North Carolina          23-2760759
Toll North Carolina LP Company, Inc.      Delaware                51-1195249
Toll North Carolina-II LP Company, Inc.   Delaware                56-2489910
Toll Northeast LP Company, Inc.           Delaware                51-1195250
Toll Northeast Note Company, Inc.         Delaware                51-1195240
Toll OH GP Corp.                          Ohio                    23-2878722
Toll Ohio LP Company, Inc.                Delaware                56-2489916
Toll Ohio-II LP Company, Inc.             Delaware                56-2489918
Toll PA Builder Corp.                     Pennsylvania            87-0693313
Toll PA GP Corp.                          Pennsylvania            23-2687561
Toll PA II GP Corp.                       Pennsylvania            03-0395069
Toll Pennsylvania LP Company, Inc.        Delaware                51-1195238
Toll Pennsylvania-II LP Company, Inc.     Delaware                56-2489895
Toll Peppertree, Inc.                     New York                23-2709097
Toll Philmont Corporation                 Delaware                23-2526635
Toll Realty Holdings Corp. I              Delaware                23-2954512
Toll Realty Holdings Corp. II             Delaware                23-2954511
Toll Realty Holdings Corp. III            Delaware                23-2954510
Toll Rhode Island LP Company, Inc.        Delaware                51-1195217
Toll Rhode Island-II LP Company, Inc.     Delaware                56-2489903
Toll RI GP Corp.                          Rhode Island            23-3020194
Toll SC GP Corp.                          South Carolina          23-3094328
Toll South Carolina LP Company, Inc.      Delaware                51-1195245
Toll South Carolina-II LP Company, Inc.   Delaware                56-2489911
Toll Southeast LP Company, Inc.           Delaware                51-1195213
Toll Southeast Note Company, Inc.         Delaware                51-1195261
Toll Southwest LP Company, Inc.           Delaware                56-2489922
Toll Southwest Note Company, Inc.         Delaware                56-2489921
Toll Texas LP Company, Inc.               Delaware                56-2489928
Toll Texas-II LP Company, Inc.            Delaware                56-2489927
Toll TN GP Corp.                          Tennessee               23-2886926
Toll TX GP Corp.                          Delaware                23-2796291
Toll VA GP Corp.                          Delaware                23-2551790
Toll VA Member Two, Inc.                  Delaware                51-0385726
Toll Virginia LP Company, Inc.            Delaware                51-1195222
Toll Virginia-II LP Company, Inc.         Delaware                56-2489897
Toll West Coast Note Company, Inc.        Delaware                56-2489917
Toll West Coast LP Company, Inc.          Delaware                59-3790049

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll Wood Corporation                       Delaware                23-2533529
Toll YL, Inc.                               California              23-2898272
Valley Forge Conservation Holding GP Corp.  Pennsylvania            73-1636768
Warren Chase, Inc.                          Delaware                23-2518740
Windsor Development Corp.                   Pennsylvania            23-2432983
110-112 Third Ave. Realty Corp.             New York                13-1940046
51 N. 8th Street LP                         New York                23-2796304
Afton Chase, L.P.                           Pennsylvania            23-2760770
Audubon Ridge, L.P.                         Pennsylvania            23-2668976
Beaumont Chase, L.P.                        Pennsylvania            23-2910269
Belmont Land, L.P.                          Virginia                23-2810333
Bernards Chase, L.P.                        New Jersey              23-2796287
Binks Estates Limited Partnership           Florida                 23-2796300
The Bird Estate Limited Partnership         Massachusetts           23-2883360
Blue Bell Country Club, L.P.                Pennsylvania            23-2668975
Branchburg Ridge, L.P.                      New Jersey              23-2918996
Brass Castle Estates, L.P.                  New Jersey              23-2921715
Brentwood Investments, L.P.                 Tennessee               01-0616044
Bridle Estates, L.P.                        Pennsylvania            23-2855510
Broad Run Associates, L.P.                  Pennsylvania            23-2979479
Buckingham Woods, L.P.                      Pennsylvania            23-2689274
Bucks County Country Club, L.P.             Pennsylvania            23-2878689
CC Estates Limited Partnership              Massachusetts           23-2748927
Calabasas View, L.P.                        California              23-2785219
Charlestown Hills, L.P.                     New Jersey              23-2855658
Chellis Hill Limited Partnership            Massachusetts           20-2489463
Cheltenham Estates Limited Partnership      Michigan                23-2968590
Chesterbrooke Limited Partnership           New Jersey              23-2485378
Cobblestones at Thornbury, L.P.             Pennsylvania            23-2774674
Cold Spring Hunt, L.P.                      Pennsylvania            23-2702468
Coleman-Toll Limited Partnership            Nevada                  23-2928708
Concord Chase, L.P.                         Pennsylvania            23-2897949
Cortlandt Chase, L.P.                       New York                23-2928875
Dolington Estates, L.P.                     Pennsylvania            23-2760781
Dominion Country Club, L.P.                 Virginia                23-2984309
Eagle Farm Limited Partnership              Massachusetts           23-2760777
The Estates at Brooke Manor Limited
   Partnership                              Maryland                23-2740412
Estates at Coronado Pointe, L.P.            California              23-2796299
Estates at Princeton Junction, L.P.         New Jersey              23-2760779
Estates at Rivers Edge, L.P.                New Jersey              23-2748080
Estates at San Juan Capistrano, L.P.        California              23-2796301
The Estates at Summit Chase, L.P.           California              23-2748089
Fairfax Investment, L.P.                    Virginia                23-2982190
Fairfax Station Hunt, L.P.                  Virginia                23-2680894
Fair Lakes Chase, L.P.                      Virginia                23-2955092
Fairway Mews Limited Partnership            New Jersey              23-2621939
Farmwell Hunt, L.P.                         Virginia                23-2822996
First Brandywine Partners, L.P.             Delaware                51-0385730
Franklin Oaks Limited Partnership           Massachusetts           23-2838925
Great Falls Hunt, L.P.                      Virginia                23-2719371
Great Falls Woods, L.P.                     Virginia                23-2963544

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Greens at Waynesborough, L.P.               Pennsylvania            23-2740013
Greenwich Chase, L.P.                       New Jersey              23-2709793
Greenwich Station, L.P.                     New Jersey              23-2816336
Hoboken Land LP                             New Jersey              20-1466751
Hockessin Chase, L.P.                       Delaware                23-2944970
Holland Ridge, L.P.                         New Jersey              23-2785227
Holliston Hunt Limited Partnership          Massachusetts           23-2922701
Hopewell Hunt, L.P.                         New Jersey              23-2838289
Huckins Farm Limited Partnership            Massachusetts           23-2740411
Hunter Mill, L.P.                           Virginia                23-2711430
Hunterdon Chase, L.P.                       New Jersey              23-2774673
Hunterdon Ridge, L.P.                       New Jersey              23-2944965
Huntington Estates Limited Partnership      Connecticut             23-2855662
Hurley Ridge Limited Partnership            Maryland                23-2954935
Kensington Woods Limited Partnership        Massachusetts           23-2701194
Lakeway Hills Properties, L.P.              Texas                   23-2838579
Laurel Creek, L.P.                          New Jersey              23-2796297
Loudoun Valley Associates, L.P.             Virginia                23-3025878
Mallard Lakes, L.P.                         Texas                   23-2796298
Manalapan Hunt, L.P.                        New Jersey              23-2806323
Mill Road Estates, L.P.                     Pennsylvania            23-2774670
Montgomery Chase, L.P.                      New Jersey              23-2745356
Moorestown Hunt, L.P.                       New Jersey              23-2810335
Mount Kisco Chase, L.P.                     New York                23-2796641
NC Country Club Estates Limited Partnership North Carolina          23-2917299
Newtown Chase Limited Partnership           Connecticut             23-2818660
Northampton Crest, L.P.                     Pennsylvania            23-2944980
Northampton Preserve, L.P.                  Pennsylvania            23-2901212
Patriots, L.P.                              New Jersey              23-2941041
The Preserve at Annapolis Limited
   Partnership                              Maryland                23-2838510
The Preserve at Boca Raton Limited
   Partnership                              Florida                 23-2810339
Preston Village Limited Partnership         North Carolina          23-2806570
Princeton Hunt, L.P.                        New Jersey              23-2747998
Providence Plantation Limited Partnership   North Carolina          23-2855661
Regency at Dominion Valley, L.P.            Virginia                45-0497498
River Crossing, L.P.                        Pennsylvania            23-2855516
Rolling Greens, L.P.                        New Jersey              23-2855583
Rose Hollow Crossing Associates             Pennsylvania            23-2253629
Seaside Estates Limited Partnership         Florida                 23-2870057
Shrewsbury Hunt Limited Partnership         Massachusetts           23-2912930
Silverman-Toll Limited Partnership          Michigan                23-2986323
Somers Chase, L.P.                          New York                23-2855511
Somerset Development Limited Partnership    North Carolina          23-2785223
Sorrento at Dublin Ranch I LP               California              20-3337641
Sorrento at Dublin Ranch II LP              California              20-3337654
Sorrento at Dublin Ranch III LP             California              20-3337665
South Riding, L.P.                          Virginia                23-2994369
South Riding Amberlea LP                    Virginia                20-0383954
South Riding Partners, L.P.                 Virginia                23-2861890
South Riding Partners Amberlea LP           Virginia                20-0384024
Southlake Woods, L.P.                       Texas                   23-2869081

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Southport Landing Limited Partnership       Connecticut             23-2784609
Springton Pointe, L.P.                      Pennsylvania            23-2810340
Stone Mill Estates, L.P.                    Pennsylvania            23-3013974
Swedesford Chase, L.P.                      Pennsylvania            23-2939504
TBI/Heron Bay Limited Partnership           Florida                 23-2928874
TBI/Naples Limited Partnership              Florida                 23-2883354
TBI/Palm Beach Limited Partnership          Florida                 23-2891601
TB Proprietary, L.P.                        Delaware                23-3070158
Timber Ridge Investment Limited Partnership Michigan                38-3413876
Toll at Brier Creek Limited Partnership     North Carolina          23-2954264
Toll at Daventry Park, L.P.                 Ohio                    23-2897947
Toll at Payne Ranch, L.P.                   California              23-2833118
Toll at Princeton Walk, L.P.                New Jersey              23-2879954
Toll at Westlake, L.P.                      New Jersey              23-2963549
Toll at Whippoorwill, L.P.                  New York                23-2888554
Toll Brooklyn LP                            New York                20-1941153
Toll Bros. of Tennessee, L.P.               Tennessee               51-0386723
Toll Brothers AZ Limited Partnership        Arizona                 23-2815685
Toll Brothers Maryland II Limited
   Partnership                              Maryland                23-3027594
Toll CA, L.P.                               California              23-2963547
Toll CA II, L.P.                            California              23-2838417
Toll CA III, L.P.                           California              23-3031827
Toll CA IV, L.P.                            California              23-3029688
Toll CA V, L.P.                             California              23-3091624
Toll CA VI, L.P.                            California              23-3091657
Toll CA VII, L.P.                           California              20-1972440
Toll CA VIII, L.P.                          California              20-2328888
Toll Cliffs Urban Renewal Company LP        New Jersey              20-0383861
Toll CO, L.P.                               Colorado                23-2978294
Toll Costa, L.P.                            California              81-0602065
Toll CT Limited Partnership                 Connecticut             23-2963551
Toll CT II Limited Partnership              Connecticut             23-3041974
Toll CT Westport Limited Partnership        Connecticut             23-3048964
Toll DE LP                                  Delaware                20-0660934
Toll-Dublin, L.P.                           California              23-3070669
Toll East Naples Limited Partnership        Florida                 23-2929049
Toll Estero Limited Partnership             Florida                 72-1539292
Toll FL Limited Partnership                 Florida                 23-3007073
Toll FL II Limited Partnership              Florida                 73-1657686
Toll FL III Limited Partnership             Florida                 20-0135814
Toll FL IV Limited Partnership              Florida                 20-1158717
Toll FL V Limited Partnership               Florida                 20-2862720
Toll FL VI Limited Partnership              Florida                 20-3161585
Toll Ft. Myers Limited Partnership          Florida                 82-0559443
Toll Grove LP                               New Jersey              20-0215496
Toll Hudson LP                              New Jersey              20-0465460
Toll IL, L.P.                               Illinois                23-2963552
Toll IL II, L.P.                            Illinois                23-3041962
Toll IL III, L.P.                           Illinois                03-0382404
Toll IL HWCC, L.P.                          Illinois                75-2985312
Toll IL WSB, L.P.                           Illinois

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll Jacksonville Limited Partnership       Florida                 20-0204373
Toll Jupiter Limited Partnership            Florida                 20-3368529
Toll Land Limited Partnership               Connecticut             23-2709099
Toll Land IV Limited Partnership            New Jersey              23-2737490
Toll Land V Limited Partnership             New York                23-2796637
Toll Land VI Limited Partnership            New York                23-2796640
Toll Land VII Limited Partnership           New York                23-2775308
Toll Land IX Limited Partnership            Virginia                23-2939502
Toll Land X Limited Partnership             Virginia                23-2774670
Toll Land XI Limited Partnership            New Jersey              23-2796302
Toll Land XIV Limited Partnership           New York                23-2796295
Toll Land XV Limited Partnership            Virginia                23-2810342
Toll Land XVI Limited Partnership           New Jersey              23-2810344
Toll Land XVII Limited Partnership          Connecticut             23-2815064
Toll Land XVIII Limited Partnership         Connecticut             23-2833240
Toll Land XIX Limited Partnership           California              23-2833171
Toll Land XX Limited Partnership            California              23-2838991
Toll Land XXI Limited Partnership           Virginia                23-2865738
Toll Land XXII Limited Partnership          California              23-2879949
Toll Land XXIII Limited Partnership         California              23-2879946
Toll Land XXV Limited Partnership           New Jersey              23-2867694
Toll Land XXVI Limited Partnership          Ohio                    23-2880687
Toll Livingston at Naples Limited
   Partnership                              Florida                 71-0902794
Toll Marshall LP                            New Jersey              20-0215536
Toll MD Builder I, L.P.                     Maryland                20-0355209
Toll MD Limited Partnership                 Maryland                23-2963546
Toll MD II Limited Partnership              Maryland                23-2978195
Toll MD III Limited Partnership             Maryland                23-3044366
Toll MD IV Limited Partnership              Maryland                71-0890813
Toll MD V Limited Partnership               Maryland                81-0610742
Toll MD VI Limited Partnership              Maryland                20-1756721
Toll MD VII Limited Partnership             Maryland                20-2101938
Toll MI Limited Partnership                 Michigan                23-2999200
Toll MI II Limited Partnership              Michigan                23-3015611
Toll MI III Limited Partnership             Michigan                23-3097778
Toll MI IV Limited Partnership              Michigan                20-1501161
Toll MI V Limited Partnership               Michigan                20-2489523
Toll MN, L.P.                               Minnesota               20-0099987
Toll Naval Associates                       Pennsylvania            23-2454576
Toll NC, L.P.                               North Carolina          20-2087335
Toll NH Limited Partnership                 New Hampshire           23-3048999
Toll NJ, L.P.                               New Jersey              23-2963550
Toll NJ II, L.P.                            New Jersey              23-2991953
Toll NJ III, L.P.                           New Jersey              23-2993263
Toll NJ IV, L.P.                            New Jersey              23-3038827
Toll NJ V, L.P.                             New Jersey              23-3091620
Toll NJ VI, L.P.                            New Jersey              23-3098583
Toll NJ VII, L.P.                           New Jersey              20-2635402
Toll NJ VIII, L.P.                          New Jersey              20-3337736
Toll NJ Builder I, L.P.                     New Jersey              41-2089798
Toll Northville Limited Partnership         Michigan                23-2918130
Toll Northville Golf Limited Partnership    Michigan                23-2918224

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll NV Limited Partnership                 Nevada                  23-3010602
Toll Orlando Limited Partnership            Florida                 20-2862679
Toll PA, L.P.                               Pennsylvania            23-2879956
Toll PA II, L.P.                            Pennsylvania            23-3063349
Toll PA III, L.P.                           Pennsylvania            23-3097666
Toll PA IV, L.P.                            Pennsylvania            23-3097672
Toll PA V, L.P.                             Pennsylvania            03-0395087
Toll PA VI, L.P.                            Pennsylvania            47-0858909
Toll PA VII, L.P.                           Pennsylvania            68-0533037
Toll PA VIII, L.P.                          Pennsylvania            20-0969010
Toll PA IX, L.P.                            Pennsylvania            20-0969053
Toll PA X, L.P.                             Pennsylvania            20-2172994
Toll Park, LP                               New Jersey              20-0383903
Toll Peppertree, L.P.                       New York                23-2707709
Toll Realty Holdings LP                     Delaware                23-2954509
Toll Reston Associates, L.P.                Delaware                23-3016263
Toll RI, L.P.                               Rhode Island            23-3020191
Toll RI II, L.P.                            Rhode Island            27-0043852
Toll SC, L.P.                               South Carolina          23-3094632
Toll SC II, L.P.                            South Carolina          82-0574725
Toll Stonebrae LP                           California              20-3192668
Toll TX, L.P.                               Texas                   23-2984310
Toll TX II, L.P.                            Texas                   23-3090949
Toll TX III, L.P.                           Texas                   20-1262237
Toll TX IV, L.P.                            Texas                   20-1869951
Toll VA, L.P.                               Virginia                23-2952674
Toll VA II, L.P.                            Virginia                23-3001131
Toll VA IV, L.P.                            Virginia                75-2972033
Toll VA V, L.P.                             Virginia                47-0887401
Toll VA VI, L.P.                            Virginia                20-1972394
Toll YL, L.P.                               California              23-3016250
Toll YL II, L.P.                            California              80-0014182
Trumbull Hunt Limited Partnership           Connecticut             23-2855529
Uwchlan Woods, L.P.                         Pennsylvania            23-2838958
Valley Forge Conservation Holding, L.P.     Pennsylvania            42-1537902
Valley Forge Woods, L.P.                    Pennsylvania            23-2699971
Valley View Estates Limited Partnership     Massachusetts           23-2760768
Village Partners, L.P.                      Pennsylvania            81-0594073
Washington Greene Development, L.P.         New Jersey              23-2815640
Waterford Preserve LP                       Virginia                20-2814766
West Amwell Limited Partnership             New Jersey              23-2570825
Whiteland Woods, L.P.                       Pennsylvania            23-2833125
Wichita Chase, L.P.                         Texas                   23-2855660
Willowdale Crossing, L.P.                   Pennsylvania            23-2879951
Wilson Concord, L.P.                        Tennessee               23-2887824
The Woods at Highland Lakes, L.P.           Ohio                    23-2948699
The Woods at Long Valley, L.P.              New Jersey              23-2889640




** Uses Employer Identification Number used by its sole member.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
5-01 - 5-17 48th Avenue LLC                 New York                23-2796295**
5-01 - 5-17 48th Avenue II LLC              New York                23-2796295**
5-01 - 5-17 48th Avenue GC LLC              New York                23-2796295**
5-01 - 5-17 48th Avenue GC II LLC           New York                23-2796295**
51 N. 8th Street I LLC                      New York                23-2709097**
51 N. 8th Street GC LLC                     New York                23-2709097**
51 N. 8th Street GC II LLC                  New York                23-2709097**
110-112 Third Ave. GC LLC                   New York                13-1940046**
110-112 Third Ave. GC II LLC                New York                13-1940046**
60 Industrial Parkway Cheektowaga, LLC      New York                23-2796640**
700 Grove Street Urban Renewal, LLC         New Jersey              20-0215496**
1500 Garden St. LLC                         New Jersey              20-1466751**
2301 Fallston Road LLC                      Maryland                23-2963546**
Arthur's Woods, LLC                         Maryland                23-2963546**
Arundel Preserve #6, LLC                    Maryland                20-2101938**
Arundel Preserve #10a, LLC                  Maryland                20-2101938**
Belmont Country Club I LLC                  Virginia                23-2810333**
Belmont Country Club II LLC                 Virginia                23-2810333**
Belmont Investments I LLC                   Virginia                23-2810333**
Belmont Investments II LLC                  Virginia                23-2810333**
Big Branch Overlook L.L.C.                  Maryland                23-2978195**
Block 255 LLC                               New Jersey              20-1466751**
Brier Creek Country Club I LLC              North Carolina          23-2954264**
Brier Creek Country Club II LLC             North Carolina          23-2954264**
CWG Construction Company LLC                New Jersey              20-1104737
C.B.A.Z. Construction Company LLC           Arizona                 51-0385729**
C.B.A.Z, Holding Company LLC                Delaware                51-0385729
Component Systems I LLC                     Delaware                23-2600117**
Component Systems II LLC                    Delaware                23-2600117**
Creeks Farm L.L.C.                          Maryland                23-2978195**
Dominion Valley Country Club I LLC          Virginia                23-2984309**
Dominion Valley Country Club II LLC         Virginia                23-2984309**
Feys Property LLC                           Maryland                23-2978195**
First Brandywine LLC I                      Delaware                23-2485787**
First Brandywine LLC II                     Delaware                23-2485787**
First Brandywine LLC III                    Delaware                61-1443340**
First Brandywine LLC IV                     Delaware                61-1443340**
Frenchman's Reserve Realty, LLC             Florida                 23-2417123**
Golf I Country Club Estates
   at Moorpark LLC                          California              23-2963547**
Golf II Country Club Estates
   at Moorpark LLC                          California              23-2963547**
Hawthorne Woods Country Club II LLC         Illinois                75-2985312**
High Point at Hopewell, LLC                 New Jersey              23-3098583**
Hoboken Cove LLC                            New Jersey              20-1466751**
Hunts Bluff LLC                             Maryland                23-2978195**
Jacksonville TBI Realty, LLC                Florida                 23-2417123**


** Uses Employer Identification Number used by its sole member.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Lighthouse Point Land Company, LLC          Florida                 20-0135814
Long Meadows Properties LLC                 Maryland                23-3044366**
Long Meadows TBI, LLC                       Maryland                23-3044366**
Manalapan Hunt Investments I LLC            New Jersey              23-2806323**
Manalapan Hunt Investments II LLC           New Jersey              23-2806323**
Millbrook Investments I LLC                 New Jersey              23-2432983**
Millbrook Investments II LLC                New Jersey              23-2432983**
Mizner Realty, L.L.C.                       Florida                 23-2417123**
Naples Lakes Country Club, L.L.C.           Florida                 23-2883354**
Naples TBI Realty, LLC                      Florida                 23-2417123**
Palm Cove Golf & Yacht Club I LLC           Florida                 23-3007073**
Palm Cove Golf & Yacht Club II LLC          Florida                 23-3007073**
Palm Cove Marina I LLC                      Florida                 23-3007073**
Palm Cove Marina II LLC                     Florida                 23-3007073**
Phillips Drive LLC                          Maryland                23-3044366**
Prince William Land I LLC                   Virginia                23-2774670**
Prince William Land II LLC                  Virginia                23-2774670**
Regency at Denville LLC                     New Jersey              23-2810344**
Regency at Dominion Valley LLC              Virginia                23-2984309**
Regency at Long Valley I LLC                New Jersey              23-3038827**
Regency at Long Valley II LLC               New Jersey              23-3038827**
Regency at Mansfield I LLC                  New Jersey              23-3038827**
Regency at Mansfield II LLC                 New Jersey              23-3038827**









** Uses Employer Identification Number used by its sole member.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------

The Regency Golf Club I LLC                 Virginia              23-2984309**
The Regency Golf Club II LLC                Virginia              23-2984309**
The Ridges at Belmont Country Club I LLC    Virginia              23-2810333**
The Ridges at Belmont Country Club II LLC   Virginia              23-2810333**
Sapling Ridge, LLC                          Maryland              23-2978195**
South Riding Realty LLC                     Virginia              23-2861890**
SR Amberlea LLC                             Virginia              23-2861890**
SRH Investments I LLC                       California            23-2879946**
SRH Investments II LLC                      California            23-2879946**
SRLP II LLC                                 Virginia              23-2994639
Toll Cedar Hunt LLC                         Virginia              23-2994369**
Toll DE X, LLC                              Delaware              82-0571193
Toll DE X II, LLC                           Delaware              20-1220599
Toll-Dublin, LLC                            California            23-3070669**
Toll EB, LLC                                New Jersey            23-2810344**
Toll Equipment, L.L.C.                      Delaware              23-2417123**
Toll FL I, LLC                              Florida               23-3007073
Toll Glastonbury LLC                        Connecticut           23-3041974**
Toll MD I, L.L.C.                           Maryland              23-2737488**
Toll NJ I, L.L.C.                           New Jersey            23-3091620**
Toll NJ II, L.L.C.                          New Jersey            23-3091620**
Toll NJ III, L.L.C.                         New Jersey            23-2417123**
Toll Realty L.L.C.                          Florida               23-2417123**
Toll Reston Associates, L.L.C.              Delaware              23-2551790**
Toll Stratford LLC                          Virginia              20-3116806
Toll VA L.L.C                               Delaware              51-0385728**
Toll VA III L.L.C.                          Virginia              23-2417123**
Toll Van Wyck LLC                           New York              23-2796637**
Toll Vanderbilt I LLC                       Rhode Island          23-3020194**
Toll Vanderbilt II LLC                      Rhode Island          51-1195217**
Vanderbilt Capital LLC                      Rhode Island          56-2421664
Virginia Construction Co. I, LLC            Virginia              23-2417123**
Virginia Construction Co. II, LLC           Virginia              23-2417123**


** Uses Employer Identification Number used by its sole member.

                   SUBJECT TO COMPLETION DATED           2005



PROSPECTUS
                               [Graphics omitted]


                                OFFER TO EXCHANGE
                                  $300,000,000

                           Toll Brothers Finance Corp.
                           5.15% Senior Notes Due 2015
                         Guaranteed on a Senior Basis by
                               Toll Brothers, Inc.

      And Certain of its Subsidiaries, Which Have Been Registered Under the Securities Act of 1933, for Any and All of the Outstanding Toll Brothers Finance Corp. 5.15% Senior Notes Due 2015 Guaranteed on a Senior Basis by
               Toll Brothers, Inc. and Certain of its Subsidiaries



THE EXCHANGE NOTES
    o The terms of the exchange notes we are issuing will be substantially identical to the outstanding notes that we issued on June 2, 2005, except for the elimination of some transfer restrictions, registration rights and additional interest payments relating to the registration rights.

    o Interest on the exchange notes will accrue at the rate of 5.15% per year, payable semi-annually in arrears on May 15 and November 15 of each year, beginning November 15, 2005, and the notes will mature on May 15, 2015.

    o The exchange notes will be unsecured and will rank equally with all our other unsecured and unsubordinated indebtedness.

    o We may redeem some or all of the exchange notes at any time at the prices described under the heading "Description of Exchange Notes-- Optional Redemption." The exchange notes will not have the benefit of any sinking fund.

    o    The exchange notes are expected to be listed on the New York Stock
         Exchange.

MATERIAL TERMS OF THE EXCHANGE OFFER

    o    The exchange offer expires at 5:00 p.m., New York City time, on
                                 , 2005, unless extended.

    o Our completion of the exchange offer is subject to customary conditions, which we may waive.

    o Upon our completion of the exchange offer, all outstanding notes that are validly tendered and not withdrawn will be exchanged for an equal principal amount of exchange notes that are registered under the Securities Act of 1933.

    o Tenders of outstanding notes may be withdrawn at any time before the expiration of the exchange offer.

    o The exchange of exchange notes for outstanding notes will not be a taxable exchange for U.S. Federal income tax purposes.

    o    We will not receive any proceeds from the exchange offer.



For a discussion of factors that you should consider before participating in
this exchange offer, see "Risk Factors" beginning on page    of this prospectus.


--------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved or passed on the adequacy or accuracy of this prospectus or the investment merits of the notes offered hereby. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

               THE DATE OF THIS PROSPECTUS IS          , 2005



RED HERRING LEGEND (to be placed along left Border)

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ELSEWHERE IN THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES, NOR DOES THIS PROSPECTUS CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.


--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ------
Documents Incorporated by Reference.......................................    1
Available Information.....................................................    2
Summary ..................................................................    3
Summary Financial Information.............................................   13
Risk Factors .......................... ..................................   14
Forward-Looking Statements ...............................................   20
Use of Proceeds ..........................................................   21
Capitalization ...........................................................   22
Selected Consolidated Financial Information and Operating Data  ..........   23
The Guarantors ...........................................................   24
Description of Other Indebtedness ........................................   27
The Exchange Offer .......................................................   28
Description of Exchange Notes ............................................   40
United States Federal Income Tax Considerations ..........................   53
Plan of Distribution .....................................................   55
Legal Matters ............................................................   56
Experts ..................................................................   57

--------------------------------------------------------------------------------

                       DOCUMENTS INCORPORATED BY REFERENCE

The Securities and Exchange Commission (the "Commission") allows us to "incorporate by reference" into this prospectus the information Toll Brothers, Inc. files with the Commission. This means that we are permitted to disclose important information to you by referring you to other documents Toll Brothers, Inc. has filed with the Commission. We incorporate by reference in two ways. First, we list certain documents that Toll Brothers, Inc. has filed with the Commission. The information in these documents is considered part of this prospectus. Second, Toll Brothers, Inc. expects to file additional documents with the Commission in the future. The information in these documents, when filed, will update and supersede the current information included in or incorporated by reference in this prospectus. You should consider any statement contained in this prospectus or in a document which is incorporated by reference into this prospectus to be modified or superseded to the extent that the statement is modified or superseded by another statement contained in a later dated document that constitutes a part of this prospectus or is incorporated by reference into this prospectus. You should consider any statement which is so modified or superseded to be a part of this prospectus only as so modified or superseded.

We incorporate by reference in this prospectus all the documents listed below and any filings Toll Brothers, Inc. makes with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the date of this prospectus until completion of the exchange offer (excluding, in each case, any portion of such documents that may have been "furnished" but not "filed" for purposes of the Exchange Act)

    o Annual Report on Form 10-K of Toll Brothers, Inc. filed with the Commission for the fiscal year ended October 31, 2004;

    o Quarterly Reports on Form 10-Q of Toll Brothers, Inc. filed with the Commission for the quarters ended January 31, 2005, April 30, 2005 and July 31, 2005; and

    o Current Reports on Form 8-K of Toll Brothers, Inc. filed with the Commission on November 3, 2004, December 9, 2004, December 17, 2004, February 4, 2005, February 23, 2005, March 14, 2005, April 4, 2005,
         April 8, 2005, April 29, 2005, May 3, 2005, May 26, 2005, June 3, 2005,
         June 6, 2005, June 8, 2005, June 10, 2005, June 16, 2005, July 18,
         2005, August 4, 2005 and August 25, 2005.

We will deliver, without charge, to anyone receiving this prospectus, upon written or oral request, a copy of any document incorporated by reference in this prospectus but not delivered with this prospectus, but the exhibits to those documents will not be delivered unless they have been specifically incorporated by reference. Requests for these documents should be made to:
Director of Investor Relations, Toll Brothers, Inc., 250 Gibraltar Road, Horsham PA 19044 (215) 938-8000. We will also make available to the holders of the securities offered by this prospectus annual reports which will include audited financial statements of Toll Brothers, Inc. and its consolidated subsidiaries, including Toll Brothers Finance Corp. We do not expect that Toll Brothers Finance Corp. will be required to make filings with the Commission under Section 15(d) of the Exchange Act.

To obtain timely delivery from us of documents incorporated by reference in this prospectus, you must request the information no later than five business days prior to the expiration of the exchange offer. The exchange offer will expire on
                       , 2005, unless extended.

You should rely only on the information incorporated by reference or provided in this prospectus and any supplement or elsewhere in the registration statement of which this prospectus is a part. We have not authorized anyone else to provide you with different information.


                              AVAILABLE INFORMATION

         This prospectus is part of a registration statement on Form S-4 that we have filed with the Commission under the Securities Act of 1933 (the "Securities Act"). This prospectus does not contain all of the information set forth in the registration statement. For further information about us and the exchange notes, you should refer to the registration statement. This prospectus summarizes material provisions of contracts and other documents to which we refer you. Since this prospectus may not contain all of the information that you may find important, you should review the full text of these documents. We have filed these documents as exhibits to our registration statement.

         Toll Brothers, Inc. is subject to the informational requirements of the Exchange Act. In accordance with those requirements, Toll Brothers, Inc. files annual, quarterly and special reports, proxy statements and other information with the Commission. You can read and copy any document Toll Brothers, Inc. files with the Commission at the Commission's public reference room at the following location:

                                 Judiciary Plaza
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

         You may obtain information on the operation of the Commission's public reference room by calling the Commission at 1-800-SEC-0330. The Commission filings of Toll Brothers, Inc. are also available to the public from the Commission's Internet website at http://www.sec.gov. We also make available free of charge on our website, at http://www.tollbrothers.com, all materials that we file electronically with the SEC, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. In addition, the common stock of Toll Brothers, Inc. is listed on the New York Stock Exchange and similar information concerning Toll Brothers, Inc. can be inspected and copied at the New York Stock Exchange, 20 Broad Street, 7th Floor, New York, New York 10005. The common stock of Toll Brothers, Inc. is also listed on the Pacific Exchange, but the Pacific Exchange does not have a public reference room for review of Commission filings of its listed companies.

                                     SUMMARY

         The following summary highlights selected information from this document and may not contain all the information that may be important to you. This summary is qualified in its entirety by the more detailed information included elsewhere, or incorporated by reference, in this prospectus. Except as noted in the sections of this prospectus entitled "Summary--The Exchange Offer," "Summary--The Exchange Notes," "The Exchange Offer," and "Description of Exchange Notes," or unless otherwise expressly stated or the context requires otherwise, all references to "we," "us," "our," and all similar references used in this prospectus are to Toll Brothers, Inc. and its consolidated subsidiaries, including Toll Brothers Finance Corp. and the subsidiary guarantors. Throughout this prospectus, we use the terms "old notes" and "outstanding notes" to refer to the currently outstanding 5.15% Senior Notes due 2015 of Toll Brothers Finance Corp. for which the exchange notes are being offered for exchange. Unless otherwise stated or the context otherwise requires, references to "senior notes" refers to the outstanding old notes and the exchange notes, collectively.

                               TOLL BROTHERS, INC.
OVERVIEW

         Toll Brothers, Inc., through its subsidiaries, designs, builds, markets and arranges financing for single-family detached and attached homes in middle-income and high-income residential communities. We cater to the move-up, empty-nester and age-qualified home buyer. We currently conduct operations in 20 states in six regions of the United States. Our communities are generally located on land we have developed or acquired fully approved and, in some cases, improved. We market our homes primarily to middle-income and upper-income buyers. We emphasize high quality construction and customer satisfaction. We also operate our own land development, architectural, engineering, mortgage, title, golf course development and management, security monitoring, landscape, cable T.V., broadband Internet access, lumber distribution, house component assembly and manufacturing operations.

         At October 31, 2004, we were operating in 292 communities containing approximately 24,343 home sites which we owned or controlled through options. Of the 292 communities, 220 were offering homes for sale, 25 either had not yet opened for sale or had been open for sale but were temporarily closed due to the number of homes in backlog and/or the availability of improved lots, and 47 were sold out but all home deliveries had not been completed. At October 31, 2004, we also owned or controlled through options approximately 35,846 home sites in 380 proposed communities. Of the approximately 60,189 lots owned or controlled through options at October 31, 2004, we owned approximately 29,804 of them. At October 31, 2004, we were selling from 220 communities as compared to 200 communities at October 31, 2003.

         At October 31, 2004, we were offering single-family detached homes at prices, excluding customized options, generally ranging from $210,000 to $2,028,000 with an average base sales price of $627,000. We were offering single-family attached homes at prices, excluding customized options, generally ranging from $211,000 to $716,000, with an average base sales price of $443,000. On average, homebuyers added approximately 21.2%, or $103,000 per home, in options and lot premiums to the base price of homes delivered in fiscal 2004.

         For the fiscal year ended October 31, 2004, revenues from home sales were approximately $3.84 billion (6,627 homes) as compared to $2.73 billion (4,911 homes) for fiscal 2003. New sales contracts were approximately $5.64 billion (8,684 homes) in fiscal 2004 as compared to $3.48 billion (6,132 homes) in fiscal 2003.

         In recognition of our achievements, we have received numerous awards from national, state and local homebuilder publications and associations. We are the only publicly traded national homebuilder to have won all three of the industry's highest honors: America's Best Builder (1996), the National Housing Quality Award (1995) and Builder of the Year (1988).

RECENT DEVELOPMENTS

         For the nine months ended July 31, 2005, revenues from home sales were $3.75 billion (5,812 homes), 57% higher than the $2.40 billion (4,232 homes) in revenues from home sales during the nine-month period ended July 31, 2004. New contracts signed for the nine months ended July 31, 2005 were $5.56 billion (8,100 homes), a 35% increase over the $4.11 billion (6,436 homes) in new contracts signed during the same period of fiscal 2004.

         For the three months ended July 31, 2005, revenues from home sales were $1.54 billion (2,310 homes), 55% higher than the $991.3 million (1,684 homes) in revenues from home sales during the three-month period ended July 31, 2004. New contracts signed for the three months ended July 31, 2005 were $1.92 billion (2,746 homes), a 19% increase over the $1.61 billion (2,329 homes) in new contracts signed during the same period of fiscal 2004.

         At July 31, 2005, we were selling from 230 communities as compared to 210 communities at July 31, 2004 and 220 communities at October 31, 2004.

         Our backlog of homes under contract at July 31, 2005 was $6.43 billion (9,490 homes), 48% higher than the $4.35 billion (6,856 homes) in backlog at July 31, 2004. We expect to deliver a substantial number of the homes in backlog at July 31, 2005 by July 31, 2006.


EXECUTIVE OFFICES

         Our executive offices are located at 250 Gibraltar Road, Horsham, Pennsylvania 19044. Our telephone number is (215) 938-8000.

                           TOLL BROTHERS FINANCE CORP.

         Toll Brothers Finance Corp. is an indirect, wholly-owned subsidiary of Toll Brothers, Inc. Toll Brothers Finance Corp. generates no operating revenues and does not have any independent operations other than the financing of other subsidiaries of Toll Brothers, Inc. by lending the proceeds of the offering of the old notes and previous offerings of debt securities as well as any offerings of debt securities it may make in the future.

                           SUMMARY--THE EXCHANGE OFFER

         The following highlights selected information from this document and may not contain all the information that may be important to you. This summary is qualified in its entirety by the more detailed information included elsewhere or incorporated by reference in this prospectus. As used in this "Summary--The Exchange Offer" section, all references to "we," "us," "our," and all similar references are to Toll Brothers Finance Corp.

THE EXCHANGE OFFER......................             The exchange offer relates to the exchange of up to $300
                                                     million aggregate principal amount of our 5.15% Senior Notes due 2015 that have been registered under the Securities Act of
                                                     1933 for an equal aggregate principal amount of our outstanding unregistered 5.15% Senior Notes due 2015. On June 2, 2005, we
                                                     issued and sold $300 million in aggregate principal amount of these old notes in a private placement. The form and terms of the exchange notes are substantially the same as the form and terms of the old notes, except that the exchange notes have been registered under the Securities Act and will not bear legends restricting their transfer or contain terms providing for registration rights or the payment of additional interest relating to the registration rights. We issued the old notes under an indenture which grants you a number of rights. The exchange notes also will be issued under that indenture and you will have the same rights under the indenture as the holders of the old notes. See "Description of Exchange Notes." We are offering to exchange $1,000 principal amount of our exchange notes for each $1,000 principal amount of old notes.

ACCRUED INTEREST ON THE
EXCHANGE NOTES..........................             Interest on the exchange notes will accrue from the last
                                                     interest payment date on which interest was paid on the old notes or, if no interest was paid on the old notes, from the date of issuance of the old notes, which was June 2, 2005.
                                                     Holders whose old notes are accepted for exchange will be
                                                     deemed to have waived the right to receive any interest accrued on the old notes.

NO MINIMUM CONDITION....................             We are not conditioning the exchange offer on the tender of any minimum principal amount of old notes.


EXPIRATION DATE.........................             The exchange offer will expire on                   , 2005 at
                                                     5:00 p.m. New York City time unless we decide to extend the exchange offer.

WITHDRAWAL RIGHTS.......................             You may withdraw your tender at any time before the exchange offer expires.


CONDITIONS TO THE EXCHANGE OFFER........             The exchange offer is subject to customary conditions, which we may waive. We currently anticipate that each of the conditions will be satisfied and that we will not need to waive any
                                                     conditions. We reserve the right to terminate or amend the exchange offer at any time before the expiration date if any of the conditions are not satisfied. For additional information, see the section "The Exchange Offer" in this prospectus under the subheading "Certain Conditions to the Exchange Offer."

PROCEDURES FOR TENDERING OLD NOTES......             If you are a holder of old notes who wishes to accept the
                                                     exchange offer, you must:

                                                     o        complete, sign and date the accompanying letter of
                                                              transmittal, or a facsimile of the letter of transmittal,
                                                              and mail or otherwise deliver the letter of transmittal,
                                                              together with your old notes, to the exchange agent at the address provided in the section "The Exchange Offer" in
                                                              this prospectus under the subheading "Exchange Agent"; or

                                                     o        arrange for The Depository Trust Company to transmit
                                                              certain required information, including an agent's message forming part of a book-entry transfer in which you agree
                                                              to be bound by the terms of the letter of transmittal, to
                                                              the exchange agent in connection with a book-entry
                                                              transfer.

RESALE WITHOUT FURTHER REGISTRATION.....             We believe that you will be able to resell or otherwise
                                                     transfer the exchange notes that you receive in the exchange offer without complying with the registration and prospectus delivery provisions of the Securities Act so long as you are not a broker-dealer and you meet the following conditions:

                                                     o        you are not an "affiliate" of Toll Brothers, Inc. and
                                                              its  subsidiaries within the meaning of Rule 405 under
                                                              the Securities Act;

                                                     o        you are acquiring the exchange notes issued in the
                                                              exchange offer in the ordinary course of your
                                                              business; and

                                                     o        you have no arrangement or understanding with any
                                                              person to participate in the distribution of the
                                                              exchange notes.

                                                     By signing the letter of transmittal and tendering your old notes, you will be making representations to this effect. You may incur liability under the Securities Act if:

                                                     o        any of the representations listed above are not true; and

                                                     o        you transfer any exchange note issued to you in the
                                                              exchange offer without complying with the registration and prospectus delivery requirements of the Securities Act,
                                                              unless the transfer otherwise meets an exemption from the
                                                              registration requirements under the Securities Act.

                                                     We do not assume, or indemnify you against, liability under these circumstances which means that we will not protect you from any loss you incur as a result of this liability.

RESTRICTIONS ON RESALE BY BROKER-DEALERS             Each broker-dealer that has received exchange notes for its own account in exchange for old notes that were acquired as a
                                                     result of market-making or other trading activities must
                                                     acknowledge that it will deliver a prospectus meeting the
                                                     requirements of the Securities Act in connection with any
                                                     resale of the exchange notes. A broker-dealer may use this prospectus in connection with any resale for a period of 270 days after the end of the exchange offer.

SPECIAL PROCEDURES FOR BENEFICIAL OWNERS             If you beneficially own old notes registered in the name of a broker, dealer, commercial bank, trust company
                                                     or other nominee and you wish to tender your old notes in the exchange offer, you should contact the registered holder
                                                     promptly and instruct it to tender on your behalf. If you wish to tender on your own behalf, you must, prior to completing and executing the letter of transmittal and delivering your old notes, either arrange to have your old notes registered in your name or obtain a properly completed bond power from the
                                                     registered holder. The transfer of registered ownership may take considerable time.

GUARANTEED DELIVERY PROCEDURES..........             If you wish to tender your old notes and time will not permit your required documents to reach the exchange agent by the expiration date, or the procedures for book-entry transfer cannot be completed on time, you may tender your old notes according to the guaranteed delivery procedures described in the section "The Exchange Offer" in this prospectus under the subheading "Procedures for Tendering Old Notes."

ACCEPTANCE OF OLD NOTES AND
DELIVERY OF EXCHANGE NOTES............               We will accept for exchange all old notes which are properly tendered in the exchange offer and not withdrawn prior to 5:00
                                                     p.m., New York City time, on the expiration date. The exchange notes issued in the exchange offer will be delivered promptly following the expiration date. For additional information, see the section "The Exchange Offer" in this prospectus under the subheading "Acceptance of Old Notes for Exchange; Delivery of
                                                     Exchange Notes."

USE OF PROCEEDS.........................             We will not receive any proceeds from the issuance of exchange notes in the exchange offer. We will pay the expenses incident to the exchange offer.

FEDERAL INCOME TAX......................             The exchange of exchange notes for old notes in the exchange offer will not be a taxable event for federal income tax
                                                     purposes. For additional information, see the section "United
                                                     States Federal Income Tax Considerations" in this prospectus.

EFFECT ON HOLDERS OF OLD NOTES..........             As a result of this exchange offer, we expect to have fulfilled a covenant contained in the registration rights agreement dated as of June 2, 2005 by and among Toll Brothers Finance Corp.,
                                                     Toll Brothers, Inc. and the initial purchasers named in the agreement and, accordingly, there will be no increase in the interest rate on the old notes. If you do not tender your old notes in the exchange offer:

                                                    o        you will continue to hold the old notes and will be
                                                              entitled to all the rights and limitations applicable to
                                                              the old notes under the indenture governing the notes,
                                                              except for any rights under the registration rights
                                                              agreement that terminate as a result of the completion of
                                                              the exchange offer; and

                                                     o        you will not have any further registration or exchange
                                                              rights and your old notes will continue to be subject to
                                                              restrictions on transfer. Accordingly, the trading market
                                                              for untendered old notes could be adversely affected.

EXCHANGE AGENT..........................             J.P. Morgan Trust Company, National Association is serving as exchange agent in connection with the exchange offer.

                           SUMMARY--THE EXCHANGE NOTES

         The following summary highlights selected information from this document and may not contain all the information that may be important to you. This summary is qualified in its entirety by the more detailed information included elsewhere or incorporated by reference in this prospectus. As used in this "Summary--The Exchange Notes" section, all references to "we," "us," "our," and all similar references are to Toll Brothers Finance Corp.

TERMS OF THE EXCHANGE NOTES:

ISSUER..................................             Toll Brothers Finance Corp.

EXCHANGE NOTES OFFERED..................             Up to $300 million principal amount of 5.15% Senior Notes due
                                                     2015. The form and terms of the exchange notes will be the same as the form and terms of the old notes, except that:

                                                     o        the exchange notes will have been registered under the
                                                              Securities Act, will not contain transfer restrictions,
                                                              and will not bear legends restricting their transfer;

                                                     o        the exchange notes will not contain terms providing for
                                                              the payment of additional interest under circumstances
                                                              relating to our obligation to file and cause to be
                                                              effective a registration statement; and

                                                     o        the exchange notes will be issuable in denominations of
                                                              $1,000 and multiples thereof.

INTEREST................................             Interest will accrue on the exchange notes at a rate of 5.15%
                                                     per annum and will be payable semi-annually in arrears on May
                                                     15 and November 15 of each year, commencing on November 15,
                                                     2005. Interest will accrue from June 2, 2005, the date of
                                                     issuance of the old notes, or, if interest has already been paid, from the date it was most recently paid.

MATURITY DATE...........................             May 15, 2015.

RANKING.................................             The exchange notes will be:

                                                     o        structurally subordinated to the prior claims of
                                                              creditors, including trade creditors, of the subsidiaries
                                                              of Toll Brothers, Inc. that are not guarantors of the
                                                              exchange notes, the aggregate amount of which claims was
                                                              approximately $170.4 million at July 31, 2005; and

                                                     o        effectively subordinated to the secured indebtedness of
                                                              the guarantors of the exchange notes, which indebtedness
                                                              is comprised principally of indebtedness secured by
                                                              purchase money mortgages on some of their respective real
                                                              property, the aggregate principal amount of which
                                                              indebtedness was approximately $147.7 million at July 31,
                                                              2005.

                                                     The exchange notes will rank equally with all of our unsecured and unsubordinated indebtedness including, without limitation, our
                                                     6.875% Senior Notes due 2012, our 5.95% Senior Notes due 2013, our
                                                     4.95% Senior Notes due 2014 and any indebtedness arising from our guarantee of the $1.2 billion unsecured revolving credit facility of First Huntingdon Finance Corp., and will rank senior to Toll
                                                     Corp.'s senior subordinated indebtedness. For additional
                                                     information on the material indebtedness of Toll Brothers, Inc. and its subsidiaries other than the old notes, see "Description of
                                                     Other Indebtedness" in this prospectus.

                                                     For information regarding the ranking of the guarantees being issued by Toll Brothers, Inc. and its guarantor subsidiaries, see
                                                     "Guarantees" in this "Summary--The Exchange Notes."

GUARANTEES..............................             Payment of principal and interest on the exchange notes will be fully and unconditionally guaranteed on a joint and several basis by Toll Brothers, Inc. and all of its subsidiaries that guarantee our current revolving  bank credit facility, our
                                                     6.875% Senior Notes due 2012, our 5.95% Senior Notes due 2013
                                                     and our 4.95% Senior Notes due 2014. Each guarantee will rank equally with all other unsecured and unsubordinated
                                                     indebtedness of the entity giving the guarantee including, without limitation, any indebtedness arising from the entity's guarantee of our 6.875% Senior Notes due 2012, our 5.95% Senior
                                                     Notes due 2013, our 4.95% Senior Notes due 2014 and the
                                                     unsecured revolving credit facility of First Huntingdon Finance
                                                     Corp. At July 31, 2005, these guarantors had approximately
                                                     $147.7 million aggregate principal amount of secured
                                                     indebtedness comprised principally of indebtedness secured by purchase money mortgages on some of their respective real
                                                     property for borrowed money outstanding, which indebtedness will rank senior to their guarantees of the exchange notes. In addition, Toll Brothers, Inc.'s guarantee will be structurally subordinated to the prior claims of creditors, including trade creditors, of its subsidiaries that are not guarantors of the exchange notes, the aggregate amount of which claims was
                                                     approximately $170.4 million at July 31, 2005 and will rank senior to its guarantee of the senior subordinated notes of
                                                     Toll Corp.

OPTIONAL REDEMPTION.....................             We may redeem any or all of the exchange notes at any time at a redemption price equal to the greater of (a) 100% of the
                                                     principal amount of the exchange notes being redeemed and (b)
                                                     the sum of the present values of the remaining scheduled
                                                     payments of principal and interest on the exchange notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate with respect to the applicable redemption date plus 30 basis points, plus, in each case,
                                                     accrued and unpaid interest on the exchange notes to the
                                                     redemption date.


SINKING FUND............................             None.

DENOMINATIONS...........................             $1,000 and integral multiples thereof.

USE OF PROCEEDS.........................             We will not receive any cash proceeds from the exchange offer.

ABSENCE OF MARKET FOR THE EXCHANGE
NOTES..................................              The exchange notes are a new issue of securities with no
                                                     established trading market. While we expect to list the
                                                     exchange notes on the New York Stock Exchange, we cannot assure you that an active trading market for the exchange notes will develop, or that if one does develop, it will be maintained.

GENERAL INDENTURE PROVISIONS APPLICABLE TO THE EXCHANGE NOTES:

NO LIMIT ON DEBT........................             Except as noted below under "Certain Covenants," the indenture governing the exchange notes does not limit the amount of debt that we may issue or provide holders any protection should we be involved in a highly leveraged transaction. At July 31,
                                                     2005, each of Toll Brothers Finance Corp., Toll Brothers, Inc.
                                                     and the other guarantors of the exchange notes is a guarantor of the $1.2 billion unsecured revolving credit facility of
                                                     First Huntingdon Finance Corp., a wholly-owned, indirect
                                                     subsidiary of Toll Brothers, Inc., with 30 banks, which
                                                     facility extends to July 15, 2009. At July 31, 2005, there were no borrowings outstanding under this facility and approximately
                                                     $269.1 million of letters of credit were outstanding under the facility. At July 31, 2005, Toll Brothers Finance Corp. had outstanding $1.15 billion in senior notes guaranteed, on a senior basis, by Toll Brothers, Inc. and the other guarantors of the exchange notes. In addition, Toll Corp., another
                                                     wholly-owned, indirect subsidiary of Toll Brothers, Inc. had outstanding $350 million in senior subordinated notes
                                                     guaranteed, on a senior subordinated basis, by Toll Brothers,
                                                     Inc.

CERTAIN COVENANTS.......................             The indenture governing the exchange notes contains covenants that, among other things, will limit our ability and the
                                                     ability of Toll Brothers, Inc. and some of its subsidiaries to:

                                                     o        issue, assume or guarantee certain additional secured
                                                              indebtedness; and

                                                     o        engage in sale and lease-back transactions.

                                                     These covenants are subject to important exceptions and
                                                     qualifications, which are described under the heading "Description of Exchange Notes" in this prospectus.

EVENTS OF DEFAULT.......................             Each of the following is an event of default under the
                                                     indenture governing the senior notes:

                                                     o        our failure for 30 days to pay interest when due on the
                                                              senior notes;

                                                     o        our failure to pay principal of or premium, if any, on the senior notes when due;


                                                     o        our failure or the failure of Toll Brothers, Inc. or any
                                                              guarantor which is a significant subsidiary to perform
                                                              other covenants with respect to the senior notes, the
                                                              indenture or the guarantees for 60 days after receipt of
                                                              notice of failure;

                                                     o        the occurrence of a default with respect to our debt or
                                                              the debt (except certain non-recourse debt) of Toll
                                                              Brothers, Inc. or any other guarantor totaling $10 million or more in aggregate principal amount, resulting in the
                                                              acceleration of such debt or due to the failure to pay
                                                              such debt at maturity;

                                                     o        an acceleration or significant modification occurs with
                                                              respect to any series of the senior subordinated notes of
                                                              Toll Corp., if on the date of occurrence the outstanding
                                                              principal amount of such senior subordinated notes exceeds
                                                              $5 million;

                                                     o        any guarantee in respect of the senior notes by Toll
                                                              Brothers, Inc. or guarantors that are significant
                                                              subsidiaries ceases to be in full force and effect and
                                                              enforceable in accordance with its terms; and

                                                     o        certain events of bankruptcy, insolvency or reorganization affecting us, Toll Brothers, Inc. or other guarantors that are significant subsidiaries.

                                                     If any event of default occurs and is continuing, the trustee under the indenture or holders of at least 25% in aggregate principal amount of outstanding senior notes issued under the indenture may declare the principal thereof immediately due and payable.

OTHER...................................             The exchange notes and any old notes not exchanged for the exchange notes will constitute a single series of senior notes under the indenture and will therefore vote together as a
                                                     single class for purposes of determining whether the holders of the requisite percentage in outstanding principal amount have taken certain actions or exercised certain rights under the indenture.


                   SUMMARY CONSOLIDATED FINANCIAL INFORMATION
                             (Dollars in Thousands)

         The following summary consolidated financial information for each of the annual periods in the five years ended October 31, 2004 is derived from our audited consolidated financial statements. The following summary consolidated financial information for the nine months ended July 31, 2004 and 2005 is derived from our unaudited quarterly consolidated financial statements and, in the opinion of management, includes all adjustments (consisting of normal recurring items) necessary for the fair presentation of the results for such periods. The following summary consolidated financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and related notes thereto contained in our annual report on Form 10-K for the fiscal year ended October 31, 2004 and our quarterly report on Form 10-Q for the quarter ended July 31, 2005, which are incorporated into this prospectus by reference. The results of operations for the nine months ended July 31, 2005 may not be indicative of results of operations to be expected for the full fiscal year.

                                                                                                       NINE MONTHS ENDED
                                                      YEAR ENDED OCTOBER 31,                               JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -------------------------------------  ------------ ------------  ------------
INCOME STATEMENT DATA:
Revenues                          $1,814,362   $2,229,605   $2,328,972   $2,775,241    $3,893,093   $2,430,516    $3,809,316
                                 ============  =====================================  ============ ============  ============
Income before income taxes          $230,966     $337,889     $347,318     $411,153      $647,432     $361,312      $814,430
                                 ============  =====================================  ============ ============  ============
Net income                          $145,943     $213,673     $219,887     $259,820      $409,111     $228,537      $495,858
                                 ============  =====================================  ============ ============  ============
OTHER FINANCIAL DATA:
Deprecation and amortization          $8,528       $9,356      $10,495      $12,075       $15,032      $11,231       $17,206
Interest incurred                    $60,275      $79,245      $90,331     $104,754      $113,448      $85,137       $87,069
Ratio of earnings to fixed
charges (1)                            4.56x        4.94x        4.49x        4.50x         6.42x        4.87x        10.05x
                                                          AT OCTOBER 31,                                  AT JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
BALANCE SHEET DATA:
Inventory                         $1,712,383   $2,183,541   $2,551,061   $3,080,349    $3,878,260   $3,888,738    $4,840,115
                                 ============  ===========  ===========  ===========  ============ ============  ============
Total assets                      $2,030,254   $2,532,200   $2,895,365   $3,787,391    $4,905,578   $4,520,148    $5,881,871
                                 ============  ===========  ===========  ===========  ============ ============  ============
Debt
 Loans payable                      $326,537     $362,712     $253,194     $281,697      $340,380     $344,548      $152,655
 Senior debt                                                                546,669       845,665      845,540     1,139,743
 Subordinated debt                   469,499      669,581      819,663      620,000       450,000      450,000       350,000
 Mortgage company
  warehouse loan                                   24,754       48,996       49,939        92,053       82,061        72,149
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
    Total debt                      $796,036   $1,057,047   $1,121,853   $1,498,305    $1,728,098   $1,722,149    $1,714,547
                                 ============  ===========  ===========  ===========  ============ ============  ============
Stockholders' equity                $745,145     $912,583   $1,129,509   $1,476,628    $1,919,987   $1,730,331    $2,526,678
                                 ============  ===========  ===========  ===========  ============ ============  ============
                                                                                                       NINE MONTHS ENDED
                                                      YEAR ENDED OCTOBER 31,                               JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -------------------------------------  ------------ ------------  ------------
HOUSING DATA:
Closings
 Number of homes                       3,945        4,358        4,430        4,911         6,627        4,232         5,812
 Value (in thousands)             $1,762,930   $2,180,469   $2,279,261   $2,731,044    $3,839,451   $2,395,150    $3,751,594

Contracts
 Number of homes                       4,364        4,314        5,070        6,132         8,684        6,436         8,100
 Value (in thousands)             $2,134,522   $2,158,536   $2,734,457   $3,475,992    $5,641,454   $4,109,100    $5,563,800
                                                          AT OCTOBER 31,                                  AT JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
Backlog (2)
 Number of homes                       2,746        2,702        3,342        4,652         6,709        6,856         9,490
 Value (in thousands)             $1,425,521   $1,403,588   $1,858,784   $2,631,900    $4,433,895   $4,345,800    $6,433,800
Number of selling communities            146          155          170          200           220          210           230
Homesites
 Owned                                22,275       25,981       25,822       29,081        29,799       31,355        32,859
 Controlled                           10,843       13,165       15,022       18,977        30,390       29,897        46,647
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
  Total                               33,118       39,146       40,844       48,058        60,189       61,252        79,506
                                 ============  ===========  ===========  ===========  ============ ============  ============

(1) For purposes of computing the ratio of earnings to fixed charges, earnings consist of income before income taxes plus interest expense and fixed charges except interest incurred. Fixed charges consist of interest incurred, whether expensed or capitalized, one-third of rent expense that is representative of the interest factor and amortization of debt discount and issuance costs. The pro forma ratio of earnings to fixed charges would be 6.8x for the year ended October 31, 2004 and 4.94x for the nine months ended July 31, 2005 assuming that the $300 million principal amount of the old notes issued in June 2005 and the $300 million principal amount of the 4.95% Senior Notes due 2014 issued in March 2004 were outstanding as of November 1, 2003, and assuming that the $170 million principal amount of 8 1/8% Senior Subordinated Notes due 2009, the $100 million principal amount of 8% Senior Subordinated Notes due 2009 and the $222.5 million bank term loan due July 2005 were paid as of October 31, 2003.

(2) Backlog consists of homes which were under contract but not closed at the end of the period.

                                  RISK FACTORS

         You should consider carefully the following risk factors, as well as all of the other information contained or incorporated by reference in this prospectus, before making an investment in the exchange notes offered by this prospectus.

OUR SUBSTANTIAL INDEBTEDNESS COULD ADVERSELY AFFECT OUR FINANCIAL CONDITION AND PREVENT US FROM FULFILLING OUR OBLIGATIONS UNDER THE SENIOR NOTES.

We have a significant amount of indebtedness. The following tables show important credit statistics.

                                                                     AT
                                                              JULY 31, 2005
                                                             ($ IN THOUSANDS)
                                                             ----------------
                                                               (UNAUDITED)
Total indebtedness .........................................   $1,724,804
Stockholders' equity........................................   $2,526,678
Debt to equity ratio........................................         .68x

                                                     FOR THE YEAR ENDED              FOR THE NINE MONTHS ENDED
                                                      OCTOBER 31, 2004                       JULY 31, 2005
                                                      ----------------                       -------------
Pro forma ratio of earnings
    to fixed charges (1).......................            6.80x                                4.94x

---------------
(1) The ratios of earnings to fixed charges are presented on a pro forma basis assuming that the $300 million principal amount of old notes issued in June 2005 and the $300 million principal amount of 4.95% Senior Notes due 2014 issued in March 2004 were outstanding as of November 1, 2003, and assuming that the $170 million principal amount of 8 1/8% Senior Subordinated Notes due 2009 which we redeemed in April 2004, the $100 million principal amount of 8% Senior Subordinated Notes due 2009 which we redeemed on June 30, 2005 and the $222.5 million bank term loan which we repaid on June 3, 2005, were paid as of October 31, 2003.

         Our substantial indebtedness could have important consequences to you. For example, it could:

         o make it more difficult for us to satisfy our obligations with respect to the senior notes;

         o increase our vulnerability to general adverse economic and industry conditions;

         o limit our ability to borrow money or sell stock to fund future working capital, capital expenditures, debt service requirements and other general corporate requirements;

         o require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness, thereby reducing our ability to use our cash flow for other purposes;

         o limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

         o make it more difficult for us to meet our debt service obligations in the event that there is a substantial increase in interest rates because our indebtedness under our bank revolving credit facility bears interest at fluctuating rates;

         o place us at a competitive disadvantage compared to our competitors that have less debt; and

         o limit, along with the financial and other restrictive covenants relating to our indebtedness, among other things, our ability to borrow additional funds.

         The indentures governing the senior notes, the 6.875% Senior Notes due 2012, the 5.95% Senior Notes due 2013 and the 4.95% Senior Notes due 2014 of Toll Brothers Finance Corp. and the senior subordinated notes of Toll Corp., as well as the terms and conditions of our revolving bank credit facility, impose restrictions on our operations and activities and require us to comply with financial covenants. If we fail to comply with any of these restrictions or covenants, the trustees or the banks, as appropriate, could cause our debt to become due and payable before maturity. In addition, each of the indentures governing the senior notes, the 6.875% Senior Notes due 2012, the 5.95% Senior Notes due 2013 and the 4.95% Senior Notes due 2014 of Toll Brothers Finance Corp. and the senior subordinated notes of Toll Corp., as well as the terms and conditions of our revolving bank credit facility, contain cross acceleration or cross default provisions which, in general, have the effect that an acceleration or a default, as the case may be, under any one of these instruments will constitute a default under all of them. In the event of such a default, it is unlikely that we would be able to repay all of this outstanding indebtedness simultaneously. At July 31, 2005, the aggregate amount of borrowings outstanding under the 6.875% Senior Notes due 2012, the 5.95% Senior Notes due 2013, the 4.95% Senior Notes due 2014 and the 5.15% Senior Notes due 2015 of Toll Brothers Finance Corp., the senior subordinated notes of Toll Corp. and the revolving bank credit facility was approximately $1.50 billion.


DESPITE OUR CURRENT INDEBTEDNESS LEVELS, WE MAY BE ABLE TO INCUR MORE DEBT. IF WE INCUR MORE DEBT, IT COULD INTENSIFY THE RISKS DESCRIBED ABOVE.

         Toll Brothers, Inc., Toll Brothers Finance Corp. and other subsidiaries of Toll Brothers, Inc. may be able to incur substantial additional indebtedness, including secured indebtedness that ranks senior to the senior notes and the guarantees. The terms of the indenture do not prohibit Toll Brothers, Inc., Toll Brothers Finance Corp., or any other subsidiary of Toll Brothers, Inc. from incurring such indebtedness. At July 31, 2005, we had a $1.2 billion unsecured revolving credit facility with 30 banks which extends to July 2009. At July 31, 2005, we had no borrowings outstanding against the facility and approximately $269.1 million of letters of credit outstanding under the facility. At July 31, 2005, we had outstanding, through Toll Brothers Finance Corp., an aggregate principal amount of $1.15 billion in senior notes guaranteed, on a senior basis, by Toll Brothers, Inc. and substantially all of its wholly-owned homebuilding subsidiaries and we had outstanding, through Toll Corp., a wholly-owned, indirect subsidiary of Toll Brothers, Inc., $350 million in senior subordinated notes guaranteed, on a senior subordinated basis, by Toll Brothers, Inc. If new debt is added to the current debt levels of Toll Brothers, Inc., Toll Brothers Finance Corp. and/or the other subsidiaries of Toll Brothers, Inc., the related risks that we now face could intensify.

TO SERVICE OUR INDEBTEDNESS, INCLUDING THE SENIOR NOTES, WE WILL REQUIRE A SIGNIFICANT AMOUNT OF CASH. OUR ABILITY TO GENERATE CASH DEPENDS ON MANY FACTORS BEYOND OUR CONTROL.

         Our ability to meet our debt service and other obligations will depend upon our future performance. We are engaged in a business that is substantially affected by changes in economic cycles. Our revenues and earnings vary with the level of general economic activity in the markets we serve. Financial, political, business and other factors, many of which are beyond our control, also could affect our business. Our annual debt service obligations vary from year to year, principally due to the varying maturities of our indebtedness. At July 31, 2005, annual interest payment requirements were approximately $107.9 million.

         Interest rates on a substantial portion of our existing indebtedness are fixed. However, changes in prevailing interest rates may affect our ability to meet our debt service obligations, because borrowings under our bank revolving credit facility may bear interest at floating rates. A higher interest rate on our debt could adversely affect our operating results. A one percent (1%) increase in interest rates would have increased our annual interest cost at July 31, 2005 by approximately $765,000. Higher interest rates may also affect the desire or ability of customers to buy our houses. We cannot be certain that our earnings will be sufficient to allow us to pay the principal and interest on our debt, including the senior notes, and meet our other obligations. If we do not have enough money, we may be required to refinance all or part of our existing debt, including the senior notes, sell assets, borrow more money or raise equity. We may not be able to refinance our debt, sell assets, borrow more money or raise equity on terms acceptable to us, if at all.

THE SENIOR NOTES ARE SUBORDINATED TO THE SECURED DEBT OF TOLL BROTHERS FINANCE CORP., ARE EFFECTIVELY SUBORDINATED TO THE SECURED DEBT OF TOLL BROTHERS, INC. AND THE GUARANTOR SUBSIDIARIES AND ARE STRUCTURALLY SUBORDINATED TO THE LIABILITIES OF TOLL BROTHERS, INC.'S SUBSIDIARIES THAT DO NOT GUARANTEE THE SENIOR NOTES.

         The senior notes are the senior unsecured obligations of Toll Brothers Finance Corp. and are subordinated in right of payment to future secured debt of Toll Brothers Finance Corp., and are effectively subordinated in right of payment to existing and future secured debt of Toll Brothers, Inc. and the guarantor subsidiaries, including the obligations of the guarantor subsidiaries under various purchase money mortgages, to the extent of such security. The effect of this subordination is that if Toll Brothers Finance Corp., Toll Brothers, Inc. or a guarantor subsidiary is involved in a bankruptcy, liquidation, dissolution, reorganization or similar proceeding, or upon a default in payment on, or the acceleration of, any secured debt, the assets of Toll Brothers Finance Corp., Toll Brothers, Inc. and the guarantor subsidiaries that secure the secured debt will be available to pay obligations on the senior notes only after all secured debt has been paid in full from those assets. At July 31, 2005, we had approximately $147.7 million aggregate principal amount of such secured indebtedness for borrowed money outstanding.

         The senior notes are structurally subordinated in right of payment to all existing and future debt and other liabilities, including trade payables, of Toll Brothers, Inc.'s non-guarantor subsidiaries and the claims of creditors of those subsidiaries, including trade creditors, will have priority as to the assets of those subsidiaries. There was approximately $170.4 million aggregate amount of these claims outstanding at July 31, 2005.

         We may not have sufficient assets remaining to pay amounts due on any or all of the senior notes then outstanding after repayment of all the secured debt, to the extent of the security, of Toll Brothers Finance Corp., Toll Brothers, Inc. and the guarantor subsidiaries and payment of all debt and other liabilities of the non-guarantor subsidiaries of Toll Brothers, Inc., as described above.

A COURT MAY VOID THE SUBSIDIARY GUARANTEES OF THE SENIOR NOTES OR SUBORDINATE THE SUBSIDIARY GUARANTEES TO OTHER OBLIGATIONS OF THE GUARANTOR SUBSIDIARIES.

         Although standards may vary depending upon the applicable law, generally under U.S. federal bankruptcy law and comparable provisions of state fraudulent transfer laws, a court could void all or a portion of the subsidiary guarantees of the senior notes or subordinate the subsidiary guarantees to other obligations of Toll Brothers, Inc. and/or the guarantor subsidiaries. If the claims of the holders of the senior notes against any guarantor subsidiary were held to be subordinated in favor of other creditors of that guarantor subsidiary, the other creditors would be entitled to be paid in full before any payment could be made on the senior notes. If one or more of the subsidiary guarantees were voided or subordinated, we cannot assure you that, after providing for all prior claims, there would be sufficient assets remaining to satisfy the claims of the holders of the senior notes.

THE INDENTURE GOVERNING THE SENIOR NOTES CONTAINS FEW COVENANTS AND NO PROVISIONS TO PROTECT HOLDERS OF THE SENIOR NOTES IN THE EVENT OF A CHANGE IN CONTROL, A HIGHLY LEVERAGED TRANSACTION, A CHANGE IN CREDIT RATING OR ANOTHER SIMILAR OCCURRENCE.

         The indenture governing the senior notes contains only limited events of default other than our failure to pay principal and interest on time. Except as noted below and further described under the heading "Description of Exchange Notes," the indenture governing the senior notes does not contain covenants or other provisions to protect holders of the senior notes in the event of a change of control, a highly leveraged transaction, a change of credit rating or another similar occurrence. The indenture provides limited protection for holders of the senior notes if we are purchased through what is known as a leveraged buy-out or if there is a change in who has voting control over us. A leveraged buy-out is a transaction where a buyer seeking to purchase us relies on our credit and uses our assets as collateral to borrow funds to finance the purchase. If we are acquired, the indenture requires the buyer to assume our obligations to holders of the senior notes. However, the indenture does not prohibit the buyer from incurring additional debt including, subject to exceptions and qualifications, secured debt which would be effectively senior in right of payment to that of the holders of the senior notes. This might reduce the cash available to us, or to anyone who may acquire us, and impair our ability, or the ability of anyone who acquires us, to make payments on the senior notes.

IF AN ACTIVE TRADING MARKET FOR THE EXCHANGE NOTES FAILS TO DEVELOP, THE TRADING PRICE AND LIQUIDITY OF THE EXCHANGE NOTES COULD BE ADVERSELY AFFECTED.

         The exchange notes are expected to be listed on the New York Stock Exchange. However, an active market for the exchange notes may not develop. We do not expect any affiliate of ours to make a market in the exchange notes. The initial purchasers of the old notes have advised us that they currently intend to make a market in the exchange notes. However, the initial purchasers are not obligated to make a market and may discontinue their market-making activities at any time without notice. The liquidity of the trading market for the exchange notes will depend in part on the level of participation of the holders of the old notes in the exchange offer. The greater the participation in the exchange offer, the greater the liquidity of the trading market for the exchange notes and the lesser the liquidity of the trading market for the old notes not tendered during the exchange offer. We do not know how many holders of the old notes will accept this exchange offer and, therefore, do not know what principal amount of the exchange notes will be issued. In addition, market making activity by the initial purchasers will be subject to the limits imposed by the Securities Act and the Exchange Act. As a result, we cannot assure you that any market for the exchange notes will develop, or, if one does develop, that it will be maintained. If an active market for the exchange notes fails to develop, or be maintained, the trading price and liquidity of the exchange notes could be adversely affected.

         Future trading prices of the exchange notes would depend on many factors, including among others, prevailing interest rates, our operating results, and the market for similar securities. Depending on prevailing interest rates, our financial condition, the market for similar securities and other factors, the exchange notes could trade at a discount from their principal amount.

IF YOU FAIL TO EXCHANGE YOUR OLD NOTES BY PROPERLY TENDERING THEM FOR EXCHANGE NOTES IN THE EXCHANGE OFFER, YOUR OLD NOTES WILL CONTINUE TO BE SUBJECT TO TRANSFER RESTRICTIONS AND MAY HAVE REDUCED LIQUIDITY.

     We will issue exchange notes only in exchange for old notes that you timely and properly tender. Therefore, you should allow sufficient time to ensure timely delivery of the old notes, and you should carefully follow the instructions on how to tender your old notes. Neither we nor the exchange agent are required to tell you of any defects or irregularities with respect to your tender of old notes.

         If you do not exchange your old notes for exchange notes in the exchange offer by properly tendering them for exchange notes, your old notes will continue to be subject to the restrictions on transfer described in the legend on your old notes. The restrictions on transfer of your old notes arise because we issued the old notes under exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may only offer or sell the old notes if they are registered under the Securities Act and applicable state securities laws, or offered and sold under an exemption from these requirements. As we do not intend to register the old notes under the Securities Act, in the event the exchange offer is completed, holders of old notes which have not been exchanged who seek liquidity in their investment would have to rely on exemptions to the registration requirements under the securities laws, including the Securities Act. Consequently, holders of old notes who do not participate in the exchange offer could experience significant diminution in the value of their old notes, compared to the value of the exchange notes. See "The Exchange Offer - Consequences of Failure to Exchange" for a discussion of possible consequences of failing to exchange your old notes.

AN ADVERSE CHANGE IN ECONOMIC CONDITIONS COULD REDUCE THE DEMAND FOR HOMES AND, AS A RESULT, COULD REDUCE OUR EARNINGS.

         Changes in national and regional economic conditions, as well as local economic conditions where we conduct our operations and where prospective purchasers of our homes live, can have a negative impact on our business. Adverse changes in employment levels, job growth, consumer confidence, housing demand, interest rates and population growth may reduce demand and depress prices for our homes. This, in turn, can reduce our earnings.

THE HOMEBUILDING INDUSTRY IS HIGHLY COMPETITIVE AND, IF OTHERS ARE MORE SUCCESSFUL, OUR BUSINESS COULD DECLINE.

         We operate in a very competitive environment which is characterized by competition from a number of other homebuilders in each market in which we operate. We compete with large national and regional homebuilders and with smaller local homebuilders for land, financing, raw materials and skilled management and labor resources. We also compete with the resale, or "previously owned," home market. Increased competition could cause us to increase our selling incentives and/or reduce our prices. An oversupply of homes available for sale could also depress our home prices and adversely affect our operations. If we are unable to compete effectively in our markets, our business could decline.

IF LAND IS NOT AVAILABLE AT REASONABLE PRICES, OUR SALES AND EARNINGS COULD DECREASE.

         Our operations depend on our ability to continue to obtain land for the development of our residential communities at reasonable prices. Changes in the general availability of land, competition for available land, availability of financing to acquire land, zoning regulations that limit housing density and other market conditions may hurt our ability to obtain land for new residential communities. If the supply of land appropriate for development of our residential communities becomes more limited because of these factors, or for any reason, the cost of land could increase and/or the number of homes that we build and sell could be reduced.

IF THE MARKET VALUE OF OUR LAND AND HOMES DROPS SIGNIFICANTLY, OUR PROFITS COULD DECREASE.

         The market value of our land and housing inventories depends on market conditions. We acquire land for expansion into new markets and for replacement of land inventory and expansion within our current markets. If housing demand decreases below what we anticipated when we acquired our inventory, we may not be able to make profits similar to what we have made in the past, may experience less than anticipated profits and/or may not be able to recover our costs when we build and sell homes. In the face of adverse market conditions, we may have substantial inventory carrying costs or we may have to sell land or homes at a loss.

GOVERNMENT REGULATIONS MAY DELAY THE START OR COMPLETION OF OUR COMMUNITIES, INCREASE OUR EXPENSES OR LIMIT OUR HOMEBUILDING ACTIVITIES, WHICH COULD HAVE A NEGATIVE IMPACT ON OUR OPERATIONS.

         We must obtain the approval of numerous governmental authorities in connection with our development activities, and these governmental authorities often have broad discretion in exercising their approval authority. We incur substantial costs related to compliance with legal and regulatory requirements. Any increase in legal and regulatory requirements may cause us to incur substantial additional costs, as discussed below. Various local, state and federal statutes, ordinances, rules and regulations concerning building, zoning, sales and similar matters apply to and/or affect the housing industry. This governmental regulation affects construction activities as well as sales activities, mortgage lending activities and other dealings with consumers. The industry also has experienced an increase in state and local legislation and regulations which limit the availability or use of land. We may be required to apply for additional approvals or modify our existing approvals because of changes in local circumstances or applicable law.

EXPANSION OF REGULATION IN THE HOUSING INDUSTRY HAS INCREASED THE TIME REQUIRED TO OBTAIN THE NECESSARY APPROVALS TO BEGIN CONSTRUCTION AND HAS PROLONGED THE TIME BETWEEN THE INITIAL ACQUISITION OF LAND OR LAND OPTIONS AND THE COMMENCEMENT AND COMPLETION OF CONSTRUCTION. THESE DELAYS CAN INCREASE OUR COSTS AND DECREASE OUR PROFITABILITY.

         Municipalities may restrict or place moratoriums on the availability of utilities, such as water and sewer taps. In some areas, municipalities may enact growth control initiatives, which will restrict the number of building permits available in a given year. If municipalities in which we operate take actions like these, it could have an adverse effect on our business by causing delays, increasing our costs or severely limiting our ability to operate in those municipalities.

INCREASES IN TAXES OR GOVERNMENT FEES COULD INCREASE OUR COSTS, AND ADVERSE CHANGES IN TAX LAWS COULD REDUCE CUSTOMER DEMAND FOR OUR HOMES.

         Increases in real estate taxes and other local government fees, such as fees imposed on developers to fund schools, open space, road improvements, and/or provide low and moderate income housing, could increase our costs and have an adverse effect on our operations. In addition, increases in local real estate taxes could adversely affect our potential customers who may consider those costs in determining whether to make a new home purchase and decide, as a result, not to purchase one of our homes. In addition, any changes in the income tax laws that would reduce or eliminate tax incentives to homeowners could make housing less affordable or otherwise reduce the demand for housing, which in turn could reduce our sales and hurt our operating results.

ADVERSE WEATHER CONDITIONS AND CONDITIONS IN NATURE BEYOND OUR CONTROL COULD DISRUPT THE DEVELOPMENT OF OUR COMMUNITIES, WHICH COULD HARM OUR SALES AND EARNINGS.

         Adverse weather conditions and natural disasters, such as hurricanes, tornadoes, earthquakes, floods and fires, can have serious effects on our ability to develop our residential communities. We also may be affected by unforeseen engineering, environmental or geological problems. Any of these adverse events or circumstances could cause delays in the completion of, or increase the cost of, developing one or more of our residential communities and, as a result, could harm our sales and earnings.

IF WE EXPERIENCE SHORTAGES OF LABOR AND SUPPLIES OR OTHER CIRCUMSTANCES BEYOND OUR CONTROL, THERE COULD BE DELAYS OR INCREASED COSTS IN DEVELOPING OUR COMMUNITIES, WHICH WOULD ADVERSELY AFFECT OUR OPERATING RESULTS.

         Our ability to develop residential communities may be affected by circumstances beyond our control, including: work stoppages, labor disputes and shortages of qualified trades people, such as carpenters, roofers, electricians and plumbers; lack of availability of adequate utility infrastructure and services; our need to rely on local subcontractors who may not be adequately capitalized or insured; and shortages or fluctuations in prices of building materials. Any of these circumstances could give rise to delays in the start or completion of, or increase the cost of, developing one or more of our residential communities. We may not be able to recover these increased costs by raising our home prices because, typically, the price for each home is set months prior to delivery in a home sale contract with the customer. If that happens, our operating results could be harmed. Additionally, we may be limited in the amount we can raise sales prices by our customers' willingness to pay higher prices.

         We are subject to one collective bargaining agreement that covers less than 5% of our employees. We have not experienced any work stoppages due to strikes by unionized workers, but we cannot assure you that there will not be any work stoppages due to strikes or other job actions in the future. We use independent contractors to construct our homes. At any given point in time, some or all of these subcontractors may be unionized.

PRODUCT LIABILITY LITIGATION AND WARRANTY CLAIMS THAT ARISE IN THE ORDINARY COURSE OF BUSINESS MAY BE COSTLY, WHICH COULD ADVERSELY AFFECT OUR BUSINESS.

         As a homebuilder, we are subject to construction defect and home warranty claims arising in the ordinary course of business. These claims are common in the homebuilding industry and can be costly. In addition, the costs of insuring against construction defect and product liability claims are high, and the amount of coverage offered by insurance companies is currently limited. There can be no assurance that this coverage will not be further restricted and become more costly. If we are not able to obtain adequate insurance against these claims, we may experience losses that could hurt our business.

IF WE ARE NOT ABLE TO OBTAIN SUITABLE FINANCING, OUR BUSINESS MAY DECLINE.

         Our business and earnings depend substantially on our ability to obtain financing for the development of our residential communities, whether from bank borrowings or from sales of our debt or equity securities. If we are not able to obtain suitable financing, our costs could increase and our revenues could decrease, or we could be precluded from continuing our operations at current levels.

         Increases in interest rates can make it more difficult and/or expensive for us to obtain the funds we need to operate our business. The amount of interest we incur on our revolving bank credit facility fluctuates based on changes in short-term interest rates, the amount of borrowings we incur and the ratings that national rating agencies assign to our outstanding debt securities. Increases in interest rates generally and/or any downgrading in the ratings that national rating agencies assign to our outstanding debt securities would increase the interest rates we must pay on any subsequent issuances of debt securities, and any such ratings downgrade could also make it more difficult for us to sell such debt securities.

IF OUR POTENTIAL CUSTOMERS ARE NOT ABLE TO OBTAIN SUITABLE FINANCING, OUR BUSINESS MAY DECLINE.

         Our business and earnings also depend on the ability of our potential customers to obtain mortgages for the purchase of our homes. Increases in the cost of home mortgage financing could prevent our potential customers from purchasing our homes. In addition, where our potential customers must sell their existing homes in order to buy a home from us, increases in mortgage costs could prevent the buyers of our customers' existing homes from obtaining the mortgages they need to complete the purchase, which could result in our potential customers' inability to buy a home from us. If our potential customers or the buyers of our customers' existing homes are not able to obtain suitable financing, our sales and revenues could decline.

OUR PRINCIPAL STOCKHOLDERS MAY EFFECTIVELY EXERCISE CONTROL OVER MATTERS REQUIRING STOCKHOLDER APPROVAL.

         As of September 15, 2005, Robert I. Toll and his affiliates owned, directly or indirectly, or had the right to acquire within 60 days, approximately 16.8% of the outstanding shares of Toll Brothers, Inc.'s common stock, and his brother Bruce E. Toll and his affiliates owned, directly or indirectly, or had the right to acquire within 60 days, approximately 7.3% of the outstanding shares of Toll Brothers, Inc.'s common stock. To the extent they and their affiliates vote their shares in the same manner, their combined stock ownership may effectively give them the power to elect all of the directors and control the management, operations and affairs of Toll Brothers, Inc. Their ownership may discourage someone from making a significant equity investment in Toll Brothers, Inc., even if we needed the investment to operate our business. The large percentage of stock they own could also delay or prevent a change of control transaction that other stockholders may deem to be in their best interests, such as a transaction in which the other stockholders would receive a premium for their shares over their current trading prices.

OUR BUSINESS IS SEASONAL IN NATURE, SO OUR QUARTERLY OPERATING RESULTS
FLUCTUATE.

         Our quarterly operating results typically fluctuate with the seasons. A significant portion of our home purchase contracts are entered into with customers in the winter and spring months. Construction on a customer's home typically proceeds after signing the contract and can require 12 months or more to complete. Weather-related problems may occur in the late winter and early spring delaying starts or closings or increasing costs and reducing profitability. In addition, delays in opening new communities or new sections of existing communities could have an adverse impact on home sales and revenues. Because of these factors, our quarterly operating results may be uneven and may be marked by lower revenues and earnings in some quarters.

FUTURE TERRORIST ATTACKS AGAINST THE UNITED STATES OR INCREASED DOMESTIC OR INTERNATIONAL INSTABILITY COULD HAVE AN ADVERSE EFFECT ON OUR OPERATIONS.

         In the weeks following the September 11, 2001 terrorist attacks, we experienced a sharp decrease in the number of orders for new homes and cancellation of many existing orders. Although new home purchases stabilized and subsequently recovered in the months after that initial period, adverse developments in the war on terrorism, future terrorist attacks against the United States, or increased domestic or international instability could adversely affect our business.

                           FORWARD-LOOKING STATEMENTS

         Some of the information included or incorporated by reference in this prospectus may contain forward-looking statements. They contain words like "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "may," "can," "could," "predict," "potential," "continue," "might" and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Such statements include information relating to anticipated operating results, financial resources, changes in revenues, changes in profitability, interest expense, growth and expansion, anticipated income to be realized from our investments in joint ventures and the Toll

Brothers Realty Trust Group, the ability to acquire land, the ability to gain approvals and to open new communities, the ability to sell homes and properties, the ability to deliver homes from backlog, the average delivered price of homes, the ability to secure materials and subcontractors, the ability to maintain the liquidity and capital necessary to expand and take advantage of opportunities in the future, and stock market valuations. These forward-looking statements are subject to certain risks and uncertainties, including those described in the "Risk Factors" section of this prospectus. Additional risks that may affect our future performance are included elsewhere in this prospectus and in our other filings with the Commission. When considering forward-looking statements, you should keep in mind these risk factors and other cautionary statements. Forward-looking statements speak only as of the date made and you should not place undue reliance on them.

         Any or all of the forward-looking statements included or incorporated by reference in this prospectus or in any reports or public statements made by us may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. Many factors mentioned in this prospectus or in reports or public statements made by us, such as government regulation and the competitive environment, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.

         We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K, and any amendments of these reports, should be consulted. The above-referenced risks, uncertainties and possible inaccurate assumptions related to our business include factors we believe could cause our actual results to differ materially from expected and historical results. Other factors beyond those referenced above, including factors unknown to us and factors known to us which we have not determined are material, could also adversely affect us.

                                 USE OF PROCEEDS

         We will not receive any proceeds from the exchange of the exchange notes for the old notes pursuant to the exchange offer.

         We used a portion of the aggregate net proceeds of the offering of the old notes to repay all of the $100 million outstanding of our 8% Senior Subordinated Notes due 2009 and we used the remainder of the aggregate net proceeds, together with available cash, to repay our $222.5 million bank term loan, which bank term loan bore interest at a rate of 7.18% and was due in July 2005.

                                 CAPITALIZATION


         The following table sets forth the consolidated capitalization of Toll Brothers, Inc. at July 31, 2005:

                                                        July 31, 2005
                                                      ------------------
                                                       ($ in thousands)
                                                         (unaudited)
Debt:
     Loans payable (1)                                         $152,655
     5.15 % Senior Notes due 2015                               300,000
     4.95 % Senior Notes due 2014                               300,000
     5.95% Senior Notes due 2013                                250,000
     6.875% Senior Notes due 2012                               300,000
     8 1/4% Senior Subordinated Notes due 2011                  200,000
     8.25% Senior Subordinated Notes due 2011                   150,000
     Mortgage company warehouse loan                             72,149
                                                      ------------------
                Total debt                                    1,724,804
                                                      ------------------

Stockholders' equity (2)
     Preferred stock, none issued                                     -
     Common stock, $.01 par value                                 1,563
     Additional paid-in capital                                 260,178
     Retained earnings                                        2,265,808
     Unearned compensation                                        (760)
     Treasury stock, at cost                                      (111)
                                                      ------------------
                Total stockholders' equity                    2,526,678
                                                      ------------------
                                                             $4,251,482
                                                      ==================

     (1) At July 31, 2005, we had a $1.2 billion unsecured revolving bank credit facility with 30 banks which extends to July 15, 2009. Interest is payable on short-term borrowings under the facility at 0.625% above the Eurodollar rate or at other specified variable rates as selected by us from time to time. At July 31, 2005, we had no borrowings outstanding against the facility and approximately $269.1 million of letters of credit outstanding under the facility.

     (2) At July 31, 2005, our authorized capital stock consisted of 200,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. Our board of directors is authorized to amend our Certificate of Incorporation to increase the number of authorized shares of common stock up to 400,000,000 shares and the number of shares of authorized preferred stock to 15,000,000 shares.

         SELECTED CONSOLIDATED FINANCIAL INFORMATION AND OPERATING DATA
                             (DOLLARS IN THOUSANDS)

The following selected consolidated financial information for each of the annual periods in the five years ended October 31, 2004 is derived from our audited consolidated financial statements. The following selected consolidated financial information for the nine months ended July 31, 2004 and 2005 is derived from our unaudited quarterly consolidated financial statements and, in the opinion of management, includes all adjustments (consisting of normal recurring items) necessary for the fair presentation of the results for such periods. The following selected consolidated financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and related notes thereto contained in our annual report on Form 10-K for the fiscal year ended October 31, 2004 and our quarterly report on Form 10-Q for the quarter ended July 31, 2005 which are incorporated into this prospectus by reference. The results of operations for the nine months ended July 31, 2005 may not be indicative of results of operations to be expected for the full fiscal year.

                                                                                                       NINE MONTHS ENDED
                                                      YEAR ENDED OCTOBER 31,                               JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -------------------------------------  ------------ ------------  ------------
INCOME STATEMENT DATA:
Revenues                          $1,814,362   $2,229,605   $2,328,972   $2,775,241    $3,893,093   $2,430,516    $3,809,316
                                 ============  =====================================  ============ ============  ============
Income before income taxes          $230,966     $337,889     $347,318     $411,153      $647,432     $361,312      $814,430
                                 ============  =====================================  ============ ============  ============
Net income                          $145,943     $213,673     $219,887     $259,820      $409,111     $228,537      $495,858
                                 ============  =====================================  ============ ============  ============
OTHER FINANCIAL DATA:
Deprecation and amortization          $8,528       $9,356      $10,495      $12,075       $15,032      $11,231       $17,206
Interest incurred                    $60,275      $79,245      $90,331     $104,754      $113,448      $85,137       $87,069
Ratio of earnings to fixed
 charges (1)                           4.56x        4.94x        4.49x        4.50x         6.42x        4.87x        10.05x
                                                          AT OCTOBER 31,                                  AT JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
BALANCE SHEET DATA:
Inventory                         $1,712,383   $2,183,541   $2,551,061   $3,080,349    $3,878,260   $3,888,738    $4,840,115
                                 ============  ===========  ===========  ===========  ============ ============  ============
Total assets                      $2,030,254   $2,532,200   $2,895,365   $3,787,391    $4,905,578   $4,520,148    $5,881,871
                                 ============  ===========  ===========  ===========  ============ ============  ============
Debt
 Loans payable                      $326,537     $362,712     $253,194     $281,697      $340,380     $344,548      $152,655
 Senior debt                                                                546,669       845,665      845,540     1,139,743
 Subordinated debt                   469,499      669,581      819,663      620,000       450,000      450,000       350,000
 Mortgage company
  warehouse loan                                   24,754       48,996       49,939        92,053       82,061        72,149
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
    Total debt                      $796,036   $1,057,047   $1,121,853   $1,498,305    $1,728,098   $1,722,149    $1,714,547
                                 ============  ===========  ===========  ===========  ============ ============  ============
Stockholders' equity                $745,145     $912,583   $1,129,509   $1,476,628    $1,919,987   $1,730,331    $2,526,678
                                 ============  ===========  ===========  ===========  ============ ============  ============
                                                                                                       NINE MONTHS ENDED
                                                      YEAR ENDED OCTOBER 31,                               JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -------------------------------------  ------------ ------------  ------------
HOUSING DATA:
Closings
 Number of homes                       3,945        4,358        4,430        4,911         6,627        4,232         5,812
 Value (in thousands)             $1,762,930   $2,180,469   $2,279,261   $2,731,044    $3,839,451   $2,395,150    $3,751,594
Contracts
 Number of homes                       4,364        4,314        5,070        6,132         8,684        6,436         8,100
 Value (in thousands)             $2,134,522   $2,158,536   $2,734,457   $3,475,992    $5,641,454   $4,109,100    $5,563,800
                                                          AT OCTOBER 31,                                  AT JULY 31,
                                 ----------------------------------------------------------------- --------------------------
                                    2000          2001         2002         2003         2004         2004          2005
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
Backlog (2)
 Number of homes                       2,746        2,702        3,342        4,652         6,709        6,856         9,490
 Value (in thousands)             $1,425,521   $1,403,588   $1,858,784   $2,631,900    $4,433,895   $4,345,800    $6,433,800
Number of selling communities            146          155          170          200           220          210           230
Homesites
 Owned                                22,275       25,981       25,822       29,081        29,799       31,355        32,859
 Controlled                           10,843       13,165       15,022       18,977        30,390       29,897        46,647
                                 ------------  -----------  -----------  -----------  ------------ ------------  ------------
  Total                               33,118       39,146       40,844       48,058        60,189       61,252        79,506
                                 ============  ===========  ===========  ===========  ============ ============  ============

(1) For purposes of computing the ratio of earnings to fixed charges, earnings consist of income before income taxes plus interest expense and fixed charges except interest incurred. Fixed charges consist of interest incurred, whether expensed or capitalized, one-third of rent expense that is representative of the interest factor and amortization of debt discount and issuance costs. The pro forma ratio of earnings to fixed charges would be 6.8x for the year ended October 31, 2004 and 4.94x for the nine months ended July 31, 2005 assuming that the $300 million principal amount of the old notes issued in June 2005 and the $300 million principal amount of the 4.95% Senior Notes due 2014 issued in March 2004 were outstanding as of November 1, 2003, and assuming that the $170 million principal amount of 8 1/8% Senior Subordinated Notes due 2009, the $100 million principal amount of 8% Senior Subordinated Notes due 2009 and the $222.5 million bank term loan due July 2005 were paid as of October 31, 2003.

(2) Backlog consists of homes which were under contract but not closed at the end of the period.

                                 THE GUARANTORS

         The guarantors comprise substantially all of our wholly-owned homebuilding subsidiaries, and each is a guarantor under our revolving bank credit facility, our 6.875% Senior Notes due 2012, our 5.95% Senior Notes due 2013 and our 4.95% Senior Notes due 2014. Non-homebuilding subsidiaries, which are not guarantors, engage in ancillary businesses such as mortgage, title insurance, security monitoring, Internet access and insurance. The guarantors consist of: Toll Brothers, Inc., Amwell Chase, Inc., Brentwood Investments I, Inc., Bunker Hill Estates, Inc., Chesterbrooke, Inc., Connecticut Land Corp., Daylesford Development Corp., Eastern States Engineering, Inc., Fairway Valley, Inc., First Brandywine Finance Corp., First Brandywine Investment Corp. II, First Brandywine Investment Corp. III, First Brandywine Investment Corp. IV, First Huntingdon Finance Corp., Franklin Farms G.P., Inc., Frenchman's Reserve Country Club, Inc., HQZ Acquisitions, Inc., MA Limited Land Corporation, Maple Point, Inc., Maryland Limited Land Corporation, Mizner Country Club, Inc., Mountain View Country Club, Inc., Polekoff Farm, Inc., SH Homes Corporation, SI Investment Corporation, The Silverman Building Companies, Inc., Springfield Chase, Inc., Stewarts Crossing, Inc., TB Proprietary Corp., TB Proprietary LP, Inc., Tenby Hunt, Inc., Toll Arizona LP Company, Inc., Toll Arizona-II LP Company, Inc., Toll AZ GP Corp., Toll Bros., Inc. (PA), Toll Bros., Inc. (DE), Toll Bros., Inc. (TX), Toll Bros. of Arizona, Inc., Toll Bros. of North Carolina, Inc., Toll Bros. of North Carolina II, Inc., Toll Bros. of North Carolina III, Inc., Toll Bros. of Tennessee, Inc., Toll Brothers AZ Construction Company, Toll Brothers Real Estate, Inc., Toll CA GP Corp., Toll CO GP Corp., Toll California LP Company, Inc., Toll Colorado LP Company, Inc., Toll Connecticut LP Company, Inc., Toll Connecticut-II LP Company, Inc., Toll Corp., Toll Delaware LP Company, Inc., Toll Delaware-II LP Company, Inc., Toll Development Company Inc., Toll Finance Corp., Toll FL GP Corp., Toll Florida LP Company, Inc., Toll Florida-II LP Company, Inc., Toll Holdings, Inc., Toll IL GP Corp., Toll Illinois LP Company, Inc., Toll Land Corp. No. 6, Toll Land Corp. No. 10, Toll Land Corp. No. 20, Toll Land Corp. No. 43, Toll Land Corp. No. 45, Toll Land Corp. No. 46, Toll Land Corp. No. 47, Toll Land Corp. No. 48, Toll Land Corp. No. 49, Toll Land Corp. No. 50, Toll Land Corp. No. 51, Toll Land Corp. No. 52, Toll Land Corp. No. 53, Toll Land Corp. No. 55, Toll Land Corp. No. 56, Toll Land Corp. No. 58, Toll Land Corp. No. 59, Toll Land Corp. No. 60, Toll Management AZ Corp., Toll Management VA Corp., Toll Manhattan I, Inc., Toll MD Builder Corp., Toll MI GP Corp., Toll MN GP Corp., Toll Maryland LP Company, Inc., Toll Maryland-II LP Company, Inc., Toll Massachusetts LP Company, Inc., Toll Massachusetts-II LP Company, Inc., Toll Michigan LP Company, Inc., Toll Michigan-II LP Company, Inc., Toll Mid-Atlantic LP Company, Inc., Toll Mid-Atlantic Note Company, Inc., Toll Midwest LP Company, Inc., Toll Midwest Note Company, Inc., Toll NH GP Corp., Toll NJ Builder Corp., Toll NJX-I Corp.,

Toll NJX-II Corp., Toll NJX-III Corp., Toll NJX-IV Corp., Toll NC GP Corp., Toll NV GP Corp., Toll Nevada LP Company, Inc., Toll New Hampshire LP Company, Inc., Toll New Hampshire-II LP Company, Inc., Toll New Jersey LP Company, Inc., Toll New Jersey-II LP Company, Inc., Toll New York LP Company, Inc., Toll New York-II LP Company, Inc., Toll North Carolina LP Company, Inc., Toll North Carolina-II LP Company, Inc., Toll Northeast LP Company, Inc., Toll Northeast Note Company, Inc., Toll OH GP Corp., Toll Ohio LP Company, Inc., Toll Ohio-II LP Company, Inc., Toll PA Builder Corp., Toll PA GP Corp., Toll PA II GP Corp., Toll Pennsylvania LP Company, Inc., Toll Pennsylvania-II LP Company, Inc., Toll Peppertree, Inc., Toll Philmont Corporation, Toll Realty Holdings Corp. I, Toll Realty Holdings Corp. II, Toll Realty Holdings Corp. III, Toll Rhode Island LP Company, Inc., Toll Rhode Island-II LP Company, Inc., Toll RI GP Corp., Toll SC GP Corp., Toll South Carolina LP Company, Inc., Toll South Carolina-II LP Company, Inc., Toll Southeast LP Company, Inc., Toll Southeast Note Company, Inc., Toll Southwest LP Company, Inc., Toll Southwest Note Company, Inc., Toll Texas LP Company, Inc., Toll Texas-II LP Company, Inc., Toll TN GP Corp., Toll TX GP Corp., Toll VA GP Corp., Toll VA Member Two, Inc., Toll Virginia LP Company, Inc., Toll Virginia-II LP Company, Inc., Toll WestCoast LP Company, Inc., Toll WestCoast Note Company, Inc., Toll Wood Corporation, Toll YL, Inc., Valley Forge Conservation Holding GP Corp., Warren Chase, Inc., Windsor Development Corp., 110-112 Third Ave. Realty Corp., Afton Chase, L.P., Audubon Ridge, L.P., Beaumont Chase, L.P., Belmont Land, L.P., Bernards Chase, L.P., Binks Estates Limited Partnership, The Bird Estate Limited Partnership, Blue Bell Country Club, L.P., Branchburg Ridge, L.P., Brass Castle Estates, L.P., Brentwood Investments, L.P., Bridle Estates, L.P., Broad Run Associates, L.P., Buckingham Woods, L.P., Bucks County Country Club, L.P., CC Estates Limited Partnership, Calabasas View, L.P., Charlestown Hills, L.P., Chellis Hill Limited Partnership, Cheltenham Estates Limited Partnership, Chesterbrooke Limited Partnership, Cobblestones at Thornbury, L.P., Cold Spring Hunt, L.P., Coleman-Toll Limited Partnership, Concord Chase, L.P., Cortlandt Chase, L.P., Dolington Estates, L.P., Dominion Country Club, L.P., Eagle Farm Limited Partnership, The Estates at Brooke Manor Limited Partnership, Estates at Coronado Pointe, L.P., Estates at Princeton Junction, L.P., Estates at Rivers Edge, L.P., Estates at San Juan Capistrano, L.P., The Estates at Summit Chase, L.P., Fair Lakes Chase, L.P., Fairfax Investment, L.P., Fairfax Station Hunt, L.P., Fairway Mews Limited Partnership, Farmwell Hunt, L.P., First Brandywine Partners, L.P., Franklin Oaks Limited Partnership, Great Falls Hunt, L.P., Great Falls Woods, L.P., Greens at Waynesborough, L.P., Greenwich Chase, L.P., Greenwich Station, L.P., Hoboken Land LP, Hockessin Chase, L.P., Holland Ridge, L.P., Holliston Hunt Limited Partnership, Hopewell Hunt, L.P., Huckins Farm Limited Partnership, Hunter Mill, L.P., Hunterdon Chase, L.P., Hunterdon Ridge, L.P., Huntington Estates Limited Partnership, Hurley Ridge Limited Partnership, Kensington Woods Limited Partnership, Lakeway Hills Properties, L.P., Laurel Creek, L.P., Loudoun Valley Associates, L.P., Mallard Lakes, L.P., Manalapan Hunt, L.P., Mill Road Estates, L.P., Montgomery Chase, L.P., Moorestown Hunt, L.P., Mount Kisco Chase, L.P., NC Country Club Estates Limited Partnership, Newtown Chase Limited Partnership, Northampton Crest, L.P., Northampton Preserve, L.P., Patriots, L.P., The Preserve at Annapolis Limited Partnership, The Preserve at Boca Raton Limited Partnership, Preston Village Limited Partnership, Princeton Hunt, L.P., Providence Plantation Limited Partnership, Regency at Dominion Valley, L.P., River Crossing, L.P., Rolling Greens, L.P., Rose Hollow Crossing Associates, Seaside Estates Limited Partnership, Shrewsbury Hunt Limited Partnership, Silverman-Toll Limited Partnership, Somers Chase, L.P., Somerset Development Limited Partnership, South Riding, L.P., South Riding Amberlea LP, South Riding Partners, L.P., Sorrento at Dublin Ranch I LP, Sorrento at Dublin Ranch II LP, Sorrento at Dublin Ranch III LP, South Riding Partners Amberlea LP, Southlake Woods, L.P., Southport Landing Limited Partnership, Springton Pointe, L.P., Stone Mill Estates, L.P., Swedesford Chase, L.P., TB Proprietary, L.P., TBI/Heron Bay Limited Partnership, TBI/Naples Limited Partnership, TBI/Palm Beach Limited Partnership, Timber Ridge Investment Limited Partnership, Toll at Brier Creek Limited Partnership, Toll at Daventry Park, L.P., Toll at Payne Ranch, L.P., Toll at Princeton Walk, L.P., Toll at Westlake, L.P., Toll at Whippoorwill, L.P., Toll Brooklyn LP, Toll Bros. of Tennessee, L.P., Toll Brothers AZ Limited Partnership, Toll Brothers Maryland II Limited Partnership, Toll CA, L.P., Toll CA II, L.P., Toll CA III, L.P., Toll CA IV, L.P., Toll CA V, L.P., Toll CA VI, L.P., Toll CA VII, L.P., Toll CA VIII. L.P., Toll CO, L.P., Toll Costa, L.P., Toll CT Limited Partnership, Toll CT II Limited Partnership, Toll CT Westport Limited Partnership, Toll Cliffs Urban Renewal Company LP, Toll DE LP, Toll-Dublin, L.P., Toll East Naples Limited Partnership, Toll Estero Limited Partnership, Toll FL Limited Partnership, Toll FL II Limited Partnership, Toll FL III Limited Partnership, Toll FL IV Limited Partnership, Toll FL V Limited Partnership, Toll FL VI Limited Partnership, Toll Ft. Myers Limited Partnership, Toll Grove LP, Toll Hudson LP, Toll IL, L.P., Toll IL II, L.P., Toll IL III, L.P., Toll IL HWCC, L.P., Toll IL WSB, L.P., Toll

Jacksonville Limited Partnership, Toll Jupiter Limited Partnership, Toll Land Limited Partnership, Toll Land IV Limited Partnership, Toll Land V Limited Partnership, Toll Land VI Limited Partnership, Toll Land VII Limited Partnership, Toll Land IX Limited Partnership, Toll Land X Limited Partnership, Toll Land XI Limited Partnership, Toll Land XIV Limited Partnership, Toll Land XV Limited Partnership, Toll Land XVI Limited Partnership, Toll Land XVII Limited Partnership, Toll Land XVIII Limited Partnership, Toll Land XIX Limited Partnership, Toll Land XX Limited Partnership, Toll Land XXI Limited Partnership, Toll Land XXII Limited Partnership, Toll Land XXIII Limited Partnership, Toll Land XXV Limited Partnership, Toll Land XXVI Limited Partnership, Toll Livingston at Naples Limited Partnership, Toll Marshall LP, Toll MD Builder I, L.P., Toll MD Limited Partnership, Toll MD II Limited Partnership, Toll MD III Limited Partnership, Toll MD IV Limited Partnership, Toll MD V Limited Partnership, Toll MD VI Limited Partnership, Toll MD VII Limited Partnership, Toll MI Limited Partnership, Toll MI II Limited Partnership, Toll MI III Limited Partnership, Toll MI IV Limited Partnership, Toll MI V Limited Partnership, Toll MN, L.P., Toll Naval Associates, Toll NC, L.P., Toll NH Limited Partnership, Toll NJ, L.P., Toll NJ II, L.P., Toll NJ III, L.P., Toll NJ IV, L.P., Toll NJ V, L.P., Toll NJ VI, L.P., Toll NJ VII, L.P., Toll NJ VIII, L.P., Toll NJ Builder I, L.P., Toll Northville Limited Partnership, Toll Northville Golf Limited Partnership, Toll NV Limited Partnership, Toll Orlando Limited Partnership, Toll PA, L.P., Toll PA II, L.P., Toll PA III, L.P., Toll PA IV, L.P., Toll PA V, L.P., Toll PA VI, L.P., Toll PA VII, L.P., Toll PA VIII, L.P., Toll PA IX, L.P., Toll PA X, L.P., Toll Park LP, Toll Peppertree, L.P., Toll Realty Holdings LP, Toll Reston Associates, L.P., Toll RI, L.P., Toll RI II, L.P., Toll SC, L.P., Toll SC II, L.P., Toll Stonebrae LP, Toll TX, L.P., Toll TX II, L.P., Toll TX III, L.P., Toll TX IV, L.P., Toll VA, L.P., Toll VA II, L.P., Toll VA IV, L.P., Toll VA V, L.P., Toll VA VI, L.P., Toll YL, L.P., Toll YL II, L.P., Trumbull Hunt Limited Partnership, Uwchlan Woods, L.P., Valley Forge Conservation Holding, L.P., Valley Forge Woods, L.P., Valley View Estates Limited Partnership, Village Partners, L.P., Washington Greene Development, L.P., Waterford Preserve LP, West Amwell Limited Partnership, Whiteland Woods, L.P., Wichita Chase, L.P., Willowdale Crossing, L.P., Wilson Concord, L.P., The Woods at Highland Lakes, L.P., The Woods at Long Valley, L.P., 51 N. 8th Street LP (formerly Toll Land XIII Limited Partnership), Arthur's Woods, LLC, Arundel Preserve #6, LLC, Arundel Preserve #10a, LLC, Belmont Country Club I LLC, Belmont Country Club II LLC, Belmont Investments I LLC, Belmont Investments II LLC, Big Branch Overlook L.L.C., Block 255 LLC, Brier Creek Country Club I LLC, Brier Creek Country Club II LLC, C.B.A.Z. Construction Company LLC, C.B.A.Z. Holding Company LLC, CWG Construction Company LLC, Component Systems I, LLC, Component Systems II, LLC, Creeks Farm L.L.C., Dominion Valley Country Club I LLC, Dominion Valley Country Club II LLC, Feys Property LLC, First Brandywine LLC I, First Brandywine LLC II, First Brandywine LLC III, First Brandywine LLC IV, Frenchman's Reserve Realty, LLC, Golf I Country Club Estates at Moorpark LLC, Golf II Country Club Estates at Moorpark LLC, Hawthorne Woods Country Club II LLC, High Pointe at Hopewell, LLC, Hoboken Cove LLC, Hunt's Bluff LLC, Jacksonville TBI Realty, LLC, Lighthouse Point Land Company, LLC, Long Meadows TBI, LLC, Longmeadow Properties LLC, Manalapan Hunt Investments I LLC, Manalapan Hunt Investments II LLC, Millbrook Investments I LLC, Millbrook Investments II LLC, Mizner Realty, L.L.C., Naples Lakes Country Club, L.L.C., Naples TBI Realty, LLC, Palm Cove Golf & Yacht Club I LLC, Palm Cove Golf & Yacht Club II LLC, Palm Cove Marina I LLC, Palm Cove Marina II LLC, Phillips Drive LLC, Regency at Denville, LLC, Prince William Land I LLC, Prince William Land II LLC, Regency at Denville, LLC, Regency at Dominion Valley LLC, The Regency Golf Club I LLC, The Regency Golf Club II LLC, Regency at Long Valley I LLC, Regency at Long Valley II LLC, Regency at Mansfield I LLC, Regency at Mansfield I LLC, The Ridges at Belmont Country Club I LLC, The Ridges at Belmont Country Club II LLC, Toll VA L.L.C., Sapling Ridge, LLC, South Riding Realty LLC, SR Amberlea LLC, SRH Investments I, LLC, SRH Investments II, LLC, SRLP II LLC, Toll Cedar Hunt LLC, Toll DE X, LLC, Toll DE X II, LLC, Toll-Dublin, LLC, Toll EB, LLC, Toll Equipment, L.L.C., Toll FL I, LLC, Toll Glastonbury LLC, Toll MD I, L.L.C., Toll NJ I, L.L.C., Toll NJ II, L.L.C., Toll NJ III, L.L.C., Toll Realty L.L.C., Toll Reston Associates, L.L.C., Toll Stratford LLC, Toll VA III L.L.C., Toll Van Wyck LLC, Toll Vanderbilt I LLC, Toll Vanderbilt II LLC, Vanderbilt Capital LLC, Virginia Construction Co. I, LLC, Virginia Construction Co. II, LLC, 700 Grove Street Urban Renewal, LLC, 60 Industrial Parkway Cheektowaga, LLC, 1500 Garden St. LLC, 2301 Fallston Road LLC, 5-01 - 5-17 48th Avenue LLC, 5-01 - 5-17 48th Avenue II LLC, 5-01 - 5-17
48th Avenue GC LLC, 5-01 - 5-17 48th Avenue GC II LLC, 51 N. 8th Street I LLC, 51 N. 8th Street GC LLC, 51 N. 8th Street GC II LLC, 110-112 Third Ave. GC LLC, 110-112 Third Ave. GC II LLC.

                        DESCRIPTION OF OTHER INDEBTEDNESS

         The following is a brief summary of some of the important terms and conditions, including financial covenants, of our other material indebtedness. If we fail to comply with any of these financial covenants, the trustees or the banks, as appropriate, could cause the indebtedness to become due and payable before maturity. In addition, each of the indentures governing the senior notes, the 6.875% Senior Notes due 2012, the 5.95% Senior Notes due 2013 and the 4.95% Senior Notes due 2014 of Toll Brothers Finance Corp., and the senior subordinated notes of Toll Corp., as well as the terms and conditions of our revolving bank credit facility, contain cross acceleration or cross default provisions which, in general, have the effect that an acceleration or a default, as the case may be, under any one of these instruments will constitute a default under all of them. At July 31, 2005, the aggregate amount of borrowings outstanding under the senior notes, the 6.875% Senior Notes due 2012, the 5.95% Senior Notes due 2013 and the 4.95% Senior Notes due 2014 of Toll Brothers Finance Corp., the senior subordinated notes of Toll Corp. and the revolving bank credit facility was approximately $1.50 billion.

REVOLVING CREDIT FACILITY

         We have a $1.2 billion unsecured revolving credit facility with 30 banks which extends to July 15, 2009. The revolving credit agreement includes financial covenants related to the maximum leverage ratio (as defined in the agreement) we may have, which is not permitted to exceed 2.00 to 1.00, and the maintenance of a minimum tangible net worth (as defined in the agreement), which, at July 31, 2005, was required to exceed approximately $1.55 billion. At July 31, 2005, we had a leverage ratio of approximately .53 to 1.00 and a tangible net worth of approximately $2.48 billion.

OTHER SENIOR NOTES

         We have outstanding $300 million in principal amount of 6.875% Senior Notes due 2012. The 6.875% Senior Notes due 2012 were issued for ten years and are redeemable at our option in whole at any time or in part from time to time at a price equal to the greater of (a) 100% of the principal amount of the 6.875% Senior Notes due 2012 to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal of notes to be redeemed and the interest thereon that would be due after the redemption date but for the redemption (provided, however, that if the redemption date is not an interest payment date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to the redemption date), discounted to the date of redemption, on a semiannual basis, at the Treasury Rate plus 45 basis points (0.45%), plus, in each case, accrued and unpaid interest on the notes to the redemption date. The 6.875% Senior Notes due 2012 also were issued under the indenture and the terms and conditions of those notes are substantially the same as the terms and conditions of the old notes and the exchange notes.

         We have outstanding $250 million in principal amount of 5.95% Senior Notes due 2013. The 5.95% Senior Notes due 2013 were issued for ten years and are redeemable at our option in whole at any time or in part from time to time at a price equal to the greater of (a) 100% of the principal amount of the 5.95% Senior Notes due 2013 to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal of notes to be redeemed and the interest thereon that would be due after the redemption date but for the redemption (provided, however, that if the redemption date is not an interest payment date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to the redemption date), discounted to the date of redemption, on a semiannual basis, at the Treasury Rate plus 20 basis points (0.20%), plus, in each case, accrued and unpaid interest on the notes to the redemption date. The 5.95% Senior Notes due 2013 also were issued under the indenture and the terms and conditions of those notes are substantially the same as the terms and conditions of the old notes and the exchange notes.

         We have outstanding $300 million in principal amount of 4.95% Senior Notes due 2014. The 4.95% Senior Notes due 2014 were issued for ten years and are redeemable at our option in whole at any time or in part from time to time at a price equal to the greater of (a) 100% of the principal amount of the 4.95% Senior Notes due 2014 to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal of notes to be redeemed and the interest thereon that would be due after the redemption date but for the redemption (provided, however, that if the redemption date is not an interest payment date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to the redemption date), discounted to the date of redemption, on a semiannual basis, at the Treasury Rate plus 25 basis points (0.25%), plus, in each case, accrued and unpaid interest on the notes to the redemption date. The 4.95% Senior Notes due 2014 also were issued under the indenture and the terms and conditions of those notes are substantially the same as the terms and conditions of the old notes and the exchange notes.

SENIOR SUBORDINATED NOTES

         We have two issues of senior subordinated notes outstanding: $200 million principal amount of our 8 1/4% Senior Subordinated Notes due 2011 and $150 million principal amount of our 8.25% Senior Subordinated Notes due 2011. At July 31, 2005, we had an aggregate of $350 million of these senior subordinated notes outstanding. Each issue of senior subordinated notes was issued for ten years and is redeemable in whole or in part at our option at various prices on or after the fifth anniversary of each issue's issuance. Under the terms of the indentures covering the senior subordinated notes, we are required to maintain a minimum consolidated net worth of $55 million. At July 31, 2005, our consolidated net worth was approximately $2.53 billion. All of these notes are unsecured senior subordinated obligations and rank junior to all of our senior debt.

                               THE EXCHANGE OFFER

         As used in this "The Exchange Offer" section, all references to "we," "us," "our" and all similar references are to Toll Brothers Finance Corp.

         As of the date of this prospectus, $300 million in principal amount of the old notes is outstanding. This prospectus, together with the letter of transmittal, is first being sent to holders on , 2005.

PURPOSE OF THE EXCHANGE OFFER

         We issued the old notes on June 2, 2005 in a transaction exempt from the registration requirements of the Securities Act. Accordingly, the old notes may not be reoffered, resold, or otherwise transferred unless so registered or unless an applicable exemption from the registration and prospectus delivery requirements of the Securities Act is available.

         In connection with the sale of the old notes, we entered into a registration rights agreement, which requires us to:

     o file a registration statement with the Commission relating to the exchange offer on or prior to 120 days after the date of issuance of the old notes;

     o use our reasonable efforts to cause the registration statement relating to the exchange offer to become effective under the Securities Act within 225 days after the date of issuance of the old notes; and

     o use our reasonable best efforts to complete the exchange offer no later than 45 days after the exchange offer registration statement becomes effective.

         We are making the exchange offer to satisfy our obligations under the registration rights agreement. Other than pursuant to the registration rights agreement, we are not required to file any registration statement to register any outstanding old notes. Holders of old notes who do not tender their old notes or whose old notes are tendered but not accepted in the exchange offer must rely on an exemption from the registration requirements under the securities laws, including the Securities Act, if they wish to sell their old notes.

         We are making the exchange offer in reliance on the position of the staff of the Commission as set forth in interpretive letters addressed to third parties in other transactions. However, we have not sought our own interpretive letter and we can provide no assurance that the staff would make a similar determination with respect to the exchange offer as it has in interpretive letters to third parties. Based on these interpretations by the staff, we believe that the exchange notes issued in the exchange offer in exchange for old notes may be offered for resale, resold and otherwise transferred by a holder other than any holder who is a broker-dealer or an "affiliate" of Toll Brothers, Inc. and its subsidiaries within the meaning of Rule 405 of the Securities Act, without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that:

     o the exchange notes are acquired in the ordinary course of the holder's business;

     o the holder has no arrangement or understanding with any person to participate in the distribution of the exchange notes; and

     o the holder is not engaged in, and does not intend to engage in a distribution of the exchange notes.

         For additional information, see the discussion in this section under the subheading "Resale of Exchange Notes."

         If you tender in the exchange offer for the purpose of participating in a distribution of the exchange notes, or if you are a broker-dealer who purchased the old notes from us for resale pursuant to Rule 144A or any other available exemption under the Securities Act, you cannot rely on the interpretations by the staff of the Commission stated in these no-action letters. Instead, you must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer, unless an exemption from these requirements is otherwise available.

         Further, each broker-dealer that receives the exchange notes for its own account in exchange for the old notes, where the broker-dealer acquired the old notes as a result of market-making or other trading activities, must acknowledge in a letter of transmittal that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of those exchange notes. The letter of transmittal states that by making this acknowledgment and delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. We have agreed that this prospectus may be used by a broker-dealer for any resale of exchange notes issued to it in the exchange offer for a period of 270 days after the expiration date of the exchange offer. We have the right, under limited circumstances, to suspend the use of this prospectus by broker-dealers, in which case the 270-day period would be extended by a number of days equal to the period of suspension. See "Plan of Distribution."

TERMS OF THE EXCHANGE

         We are offering to exchange, subject to the conditions described in this prospectus and in the letter of transmittal accompanying this prospectus, $300 million in aggregate principal amount of our 5.15% Senior Notes due 2015 that have been registered under the Securities Act for a like principal amount of our outstanding unregistered 5.15% Senior Notes due 2015. The terms of the exchange notes are identical in all material respects to the terms of the old notes, except that:

     o the exchange notes will have been registered under the Securities Act, will not contain transfer restrictions, and will not bear legends restricting their transfer;

     o the exchange notes will not contain terms providing for the payment of additional interest under circumstances relating to our obligation to file and cause to be effective a registration statement;

     o the exchange notes will be represented by one or more global notes in book entry form unless exchanged for notes in definitive certificated form under the limited circumstances described under "Description of Exchange Notes - Global Notes and Book-Entry System"; and

     o the exchange notes will be issuable in denominations of $1,000 and integral multiples thereof.

         The exchange notes will generally be freely transferable by holders of the exchange notes and will not be subject to the terms of the registration rights agreement. The exchange notes will evidence the same indebtedness as the old notes exchanged therefor and will be entitled to the benefits of the indenture. For additional information, see the section "Description of Exchange Notes" in this prospectus.

         The exchange offer is not conditioned upon the tender of any minimum principal amount of old notes.

         The exchange notes will accrue interest from the last interest payment date on which interest was paid on the old notes or, if no interest was paid on the old notes, from the date of issuance of the old notes, which was on June 2, 2005 . Holders whose old notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the old notes.

         Tendering holders of the old notes will not be required to pay brokerage commissions or fees or, transfer taxes, except as specified in the instructions in the letter of transmittal, with respect to the exchange of the old notes in the exchange offer.

EXPIRATION DATE; EXTENSION; TERMINATION; AMENDMENT

         The exchange offer will expire at 5:00 p.m., New York City time, on , 2005, unless we, in our sole discretion, have extended the period of time for which the exchange offer is open. The time and date, as it may be extended, is referred to herein as the "expiration date." The expiration date will be at least 20 business days after the commencement of the exchange offer in accordance with Rule 14e-1(a) under the Exchange Act. We expressly reserve the right, at any time or from time to time, to extend the period of time during which the exchange offer is open, and thereby delay acceptance for exchange of any old notes. We will extend the expiration date by giving oral or written notice of the extension to the exchange agent and by timely public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. During the extension, all old notes previously tendered will remain subject to the exchange offer unless properly withdrawn.

         We expressly reserve the right to:

     o terminate or amend the exchange offer and not to accept for exchange any old notes not previously accepted for exchange upon the occurrence of any of the events specified in this section under the subheading "Certain Conditions to the Exchange Offer" which have not been waived by us; and

     o amend the terms of the exchange offer in any manner which, in our good faith judgment, is advantageous to the holders of the old notes, whether before or after any tender of the old notes.

         If any termination or amendment occurs, we will notify the exchange agent and will either issue a press release or give oral or written notice to the holders of the old notes as promptly as practicable.

         For purposes of the exchange offer, a "business day" means any day other than Saturday, Sunday or a date on which banking institutions are required or authorized by New York State law to be closed, and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time. Unless we terminate the exchange offer prior to 5:00 p.m., New York City time, on the expiration date, we will exchange the exchange notes for the old notes promptly following the expiration date.

PROCEDURES FOR TENDERING OLD NOTES

         Our acceptance of old notes tendered by a holder will constitute a binding agreement between the tendering holder and us upon the terms and subject to the conditions described in this prospectus and in the accompanying letter of transmittal. All references in this prospectus to the letter of transmittal are deemed to include a facsimile of the letter of transmittal.

         A holder of old notes may tender the old notes by:

     o   properly completing and signing the letter of transmittal;

     o   properly completing any required signature guarantees;

     o properly completing any other documents required by the letter of transmittal; and

     o delivering all of the above, together with the certificate or certificates representing the old notes being tendered, to the exchange agent at its address set forth below at or prior to 5:00 p.m., New York City time on the expiration date; or

     o   complying with the procedure for book-entry transfer described below;
         or

     o   complying with the guaranteed delivery procedures described below.

         The method of delivery of old notes, letters of transmittal and all other required documents is at the election and risk of the holders. If the delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to ensure timely delivery. Holders should not send old notes or letters of transmittal to us.

         The signature on the letter of transmittal need not be guaranteed if:

     o tendered old notes are registered in the name of the signer of the letter of transmittal; and

     o the exchange notes to be issued in exchange for the old notes are to be issued in the name of the holder; and

     o   any untendered old notes are to be reissued in the name of the holder.

         In any other case, the tendered old notes must be:

     o endorsed or accompanied by written instruments of transfer in form satisfactory to us;

     o   duly executed by the holder; and

     o the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution, each an "eligible institution" that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act.

         If the exchange notes and/or old notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the old notes, the signature in the letter of transmittal must be guaranteed by an eligible institution.

         The exchange agent will make a request within two business days after the date of receipt of this prospectus to establish accounts with respect to the old notes at The Depository Trust Company, the "book-entry transfer facility," for the purpose of facilitating the exchange offer. We refer to the Depository Trust Company in this prospectus as "DTC." Subject to establishing the accounts, any financial institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of old notes by causing the book-entry transfer facility to transfer the old notes into the exchange agent's account with respect to the old notes in accordance with the book-entry transfer facility's procedures for the transfer. Although delivery of old notes may be effected through book-entry transfer into the exchange agent's account at the book-entry transfer facility, an appropriate letter of transmittal with any required signature guarantee and all other required documents, or an agent's message, must in each case be properly transmitted to and received or confirmed by the exchange agent at its address set forth below prior to the expiration date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

         The exchange agent and DTC have confirmed that the exchange offer is eligible for the DTC Automated Tender Offer Program. We refer to the Automated Tender Offer Program in this prospectus as "ATOP." Accordingly, DTC participants may, in lieu of physically completing and signing the letter of transmittal and delivering it to the exchange agent, electronically transmit their acceptance of the exchange offer by causing DTC to transfer old notes to the exchange agent in accordance with DTC's ATOP procedures for transfer. DTC will then send an agent's message.

         The term "agent's message" means a message which:

     o   is transmitted by DTC;

     o received by the exchange agent and forming part of the book-entry transfer;

     o states that DTC has received an express acknowledgment from a participant in DTC that is tendering old notes which are the subject of the book-entry transfer;

     o states that the participant has received and agrees to be bound by all of the terms of the letter of transmittal; and

     o   states that we may enforce the agreement against the participant.

         If a holder desires to accept the exchange offer and time will not permit a letter of transmittal or old notes to reach the exchange agent before the expiration date or the procedure for book-entry transfer cannot be completed on a timely basis, the holder may effect a tender if the exchange agent has received at its address set forth below on or prior to the expiration date, a letter, telegram or facsimile transmission, and an original delivered by guaranteed overnight courier, from an eligible institution setting forth:

     o   the name and address of the tendering holder;

     o the names in which the old notes are registered and, if possible, the certificate numbers of the old notes to be tendered; and

     o a statement that the tender is being made thereby and guaranteeing that within three business days after the expiration date, the old notes in proper form for transfer, or a confirmation of book-entry transfer of such old notes into the exchange agent's account at the book-entry transfer facility and an agent's message, will be delivered by the eligible institution together with a properly completed and duly executed letter of transmittal and any other required documents.

         Unless old notes being tendered by the above-described method are deposited with the exchange agent, a tender will be deemed to have been received as of the date when:

     o the tendering holder's properly completed and duly signed letter of transmittal, or a properly transmitted agent's message, accompanied by the old notes or a confirmation of book-entry transfer of the old notes into the exchange agent's account at the book-entry transfer facility is received by the exchange agent; or

     o a notice of guaranteed delivery or letter, telegram or facsimile transmission to similar effect from an eligible institution is received by the exchange agent.

         Issuances of exchange notes in exchange for old notes tendered pursuant to a notice of guaranteed delivery or letter, telegram or facsimile transmission to similar effect by an eligible institution will be made only against deposit of the letter of transmittal and any other required documents and the tendered old notes or a confirmation of book-entry and an agent's message.

         All questions as to the validity, form, eligibility, including time of receipt, and acceptance of old notes tendered for exchange will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all tenders of any old notes not properly tendered or not to accept any old notes which acceptance might, in our judgment or the judgment of our counsel, be unlawful. We also reserve the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any old notes either before or after the expiration date, including the right to waive the ineligibility of any holder who seeks to tender old notes in the exchange offer. The interpretation of the terms and conditions of the exchange offer, including the letter of transmittal and the instructions contained in the letter of transmittal, by us will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of old notes for exchange must be cured within such reasonable period of time as we determine. Neither we, the exchange agent, nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of old notes for exchange, nor will any of us incur any liability for failure to give such notification.

         If the letter of transmittal is signed by a person or persons other than the registered holder or holders of old notes, the old notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear on the old notes.

         If the letter of transmittal or any old notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by us, such persons must submit proper evidence satisfactory to us of their authority to so act.

         By tendering, each holder represents to us that, among other things:

     o the exchange notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the holder;

     o the holder is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the exchange notes; and

     o the holder is not an "affiliate" of Toll Brothers, Inc. and its subsidiaries within the meaning of Rule 405 of the Securities Act.

         Each broker-dealer that receives exchange notes for its own account in exchange for old notes, where the broker-dealer acquired the old notes as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of the exchange notes. For additional information, see the section "Plan of Distribution" in this prospectus.

TERMS AND CONDITIONS OF THE LETTER OF TRANSMITTAL

         The letter of transmittal contains, among other things, the following terms and conditions, which are part of the exchange offer.

         The party tendering old notes for exchange exchanges, assigns and transfers the old notes to us and irrevocably constitutes and appoints the exchange agent as the party's agent and attorney-in-fact to cause the old notes to be assigned, transferred and exchanged. We refer to the party tendering notes herein as the "transferor." The transferor represents and warrants that the transferor has full power and authority to tender, exchange, assign and transfer the old notes and to acquire exchange notes issuable upon the exchange of the tendered old notes, and that, when the same are accepted for exchange, we will acquire good and unencumbered title to the tendered old notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The transferor also warrants that the transferor will, upon request, execute and deliver any additional documents deemed by the exchange agent or us to be necessary or desirable to complete the exchange, assignment and transfer of tendered old notes or transfer ownership of the old notes on the account books maintained by a book-entry transfer facility. The transferor further agrees that acceptance of any tendered old notes by us and the issuance of exchange notes in exchange for old notes will constitute performance in full by us of various of our obligations under the registration rights agreement. All authority conferred by the transferor will survive the death or incapacity of the transferor and every obligation of the transferor will be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the transferor.

         The transferor certifies that the transferor: is not an "affiliate" of Toll Brothers, Inc. and its subsidiaries within the meaning of Rule 405 under the Securities Act; is acquiring the exchange notes offered hereby in the ordinary course of the transferor's business; and has no arrangement with any person to participate in the distribution of the exchange notes.

         Each holder, other than a broker-dealer, must acknowledge that the holder is not engaged in, and does not intend to engage in, a distribution of the exchange notes. Each transferor which is a broker-dealer receiving the exchange notes for its own account must acknowledge that it will deliver a prospectus in connection with any resale of the exchange notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

WITHDRAWAL RIGHTS

         Tenders of old notes may be withdrawn at any time before 5:00 p.m. New York City time, on the expiration date.

         For a withdrawal to be effective, a written notice of withdrawal sent by telex, facsimile transmission, or letter must be received by the exchange agent at the address set forth in this prospectus before 5:00 p.m. New York City time, on the expiration date. Any notice of withdrawal must:

     o specify the name of the person having tendered the old notes to be withdrawn;

     o identify the old notes to be withdrawn, including the certificate number or numbers and principal amount of such old notes;

     o include a statement that the holder is withdrawing the holder's election to have the old notes exchanged;

     o be signed by the holder in the same manner as the original signature on the letter of transmittal by which the old notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the indenture register the transfer of the old notes into the name of the person withdrawing the tender; and

     o specify the name in which any such old notes are to be registered, if different from that of the person who tendered the old notes.

         The exchange agent will return the properly withdrawn old notes promptly following receipt of the notice of withdrawal. If old notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn old notes or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by us and our determination will be final and binding on all parties.

         Any old notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any old notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder without cost to the holder. In the case of old notes tendered by book-entry transfer into the exchange agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, the old notes will be credited to an account with the book-entry transfer facility specified by the holder. In either case, the old notes will be returned promptly after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn old notes may be retendered by following one of the procedures described in this section under the subheading "Procedures for Tendering Old Notes" at any time before the expiration date.

ACCEPTANCE OF OLD NOTES FOR EXCHANGE; DELIVERY OF EXCHANGE NOTES

         Upon satisfaction or waiver of all of the conditions to the exchange offer, we will accept, on the expiration date, all old notes properly tendered and not validly withdrawn and will issue or cause to be issued the exchange notes promptly after such acceptance. See the discussion in this section under the subheading "Certain Conditions to the Exchange Offer" for more detailed information. For purposes of the exchange offer, we will be deemed to have accepted properly tendered old notes for exchange when, and if, we have given oral or written notice of our acceptance to the exchange agent.

         For each old note accepted for exchange, the holder of the old note will receive an exchange note having a principal amount equal to that of the surrendered old note.

         In all cases, issuance of exchange notes for old notes that are accepted for exchange pursuant to the exchange offer will be made only after:

     o timely receipt by the exchange agent of certificates for the old notes or a timely book-entry confirmation of the old notes into the exchange agent's account at the book-entry transfer facility;

     o a properly completed and duly executed letter of transmittal, or a properly transmitted agent's message; and

     o   timely receipt by the exchange agent of all other required documents.

         If any tendered old notes are not accepted for any reason described in the terms and conditions of the exchange offer or if old notes are submitted for a greater principal amount than the holder desires to exchange, the unaccepted or nonexchanged old notes will be returned without expense to the tendering holder of the old notes. In the case of old notes tendered by book-entry transfer into the exchange agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, the non-exchanged old notes will be credited to an account maintained with the book-entry transfer facility. In either case, the old notes will be returned as promptly as practicable after the expiration of the exchange offer.

CERTAIN CONDITIONS TO THE EXCHANGE OFFER

         Notwithstanding any other provision of the exchange offer, or any extension of the exchange offer, we will not be required to accept for exchange, or to issue exchange notes in exchange for, any old notes and may terminate or amend the exchange offer, by oral or written notice to the exchange agent or by a timely press release, if, at any time before the acceptance of the old notes for exchange or the exchange of the exchange notes for such old notes, in our reasonable judgment any of the following conditions exist:

     o any action or proceeding is instituted or threatened in any court or by or before any governmental agency with respect to the exchange offer which, in our judgment would reasonably be expected to impair our ability to proceed with the exchange offer; or

     o the exchange offer, or the making of any exchange by a holder, violates applicable law or any applicable interpretation of the staff of the Commission.

         Regardless of whether any of the conditions has occurred, we may amend the exchange offer in any manner which, in our good faith judgment, is advantageous to holders of the old notes.

         The conditions described above are for our sole benefit and may be asserted by us regardless of the circumstances giving rise to the condition or we may waive any condition in whole or in part at any time and from time to time in our sole discretion. Our failure at any time to exercise any of the rights described above will not be deemed a waiver of the right and each right will be deemed an ongoing right which we may assert at any time and from time to time.

         If we waive or amend the conditions above, we will, if required by law, extend the exchange offer for a minimum of five business days from the date that we first give notice, by public announcement or otherwise, of the waiver or amendment, if the exchange offer would otherwise expire within the five business-day period. Any determination by us concerning the events described above will be final and binding upon all parties.

         The exchange offer is not conditioned upon any minimum principal amount of old notes being tendered.

EXCHANGE AGENT

         J.P. Morgan Trust Company, National Association has been appointed as the exchange agent for the exchange offer. All executed letters of transmittal should be directed to the exchange agent at one of the addresses set forth below:

BY MAIL OR               To Confirm by Telephone
OVERNIGHT DELIVERY:      or for Information Call:          By Hand:
--------------------     ----------------------------      ---------------------
J.P. Morgan              1-800-275-2048                    J.P. Morgan
Trust Company, N.A.                                        Trust Company, N.A.
Issuer Administrative    By Facsimile                      1st Floor Window
Services                 (Eligible Institutions Only)      4 New York Plaza
2001 Bryan Street        ----------------------------      New York, NY
9th Floor                (214) 468-6494
Dallas, Texas 75201

         You should direct questions, requests for assistance, requests for additional copies of this prospectus or of the letter of transmittal and requests for notices of guaranteed delivery to the exchange agent at the address and telephone number set forth in the letter of transmittal.

         Delivery to an address other than as set forth on the letter of transmittal will not constitute a valid delivery.

SOLICITATION OF TENDERS; FEES AND EXPENSES

         We have not retained any dealer-manager in connection with the exchange offer and will not make any payments to brokers, dealers or others soliciting acceptances of the exchange offer. We, however, will pay the exchange agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith. We will also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of this and other related documents to the beneficial owners of the old notes and in handling or forwarding tenders for their customers.

         We will pay the estimated cash expenses to be incurred in connection with the exchange offer. We estimate the expenses to be approximately $300,000, which includes fees and expenses of the exchange agent and trustee, registration fees, and accounting, legal, printing and related fees and expenses.

         No person has been authorized to give any information or to make any representations in connection with the exchange offer other than those contained in this prospectus. If given or made, such information or representations should not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any exchange made pursuant to this prospectus, under any circumstances, creates any implication that there has been no change in our affairs since the respective dates as of which information is given in this prospectus. The exchange offer is not being made to, and tenders will not be accepted from or on behalf of, holders of old notes in any jurisdiction in which the making of the exchange offer or the acceptance of the exchange offer would not be in compliance with the laws of the jurisdiction. However, we may, at our discretion, take such action as we may deem necessary to make the exchange offer in the jurisdiction and extend the exchange offer to holders of old notes in the jurisdiction. In any jurisdiction the securities laws or blue sky laws of which require the exchange offer to be made by a licensed broker or dealer, the exchange offer is being made on our behalf by one or more registered brokers or dealers which are licensed under the laws of the jurisdiction.

TRANSFER TAXES

         We will pay all transfer taxes, if any, applicable to the exchange of old notes pursuant to the exchange offer. However, the transfer taxes will be payable by the tendering holder if:

     o certificates representing exchange notes or old notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the old notes tendered; or

     o tendered old notes are registered in the name of any person other than the person signing the letter of transmittal; or

     o a transfer tax is imposed for any reason other than the exchange of old notes pursuant to the exchange offer.

         We will bill the amount of the transfer taxes directly to the tendering holder if satisfactory evidence of payment of the taxes or exemption therefrom is not submitted with the letter of transmittal.

ACCOUNTING TREATMENT

         For accounting purposes, we will not recognize gain or loss upon the exchange of the exchange notes for old notes. We will amortize costs incurred in connection with the issuance of the exchange notes over the term of the exchange notes.

CONSEQUENCES OF FAILURE TO EXCHANGE

         Holders of old notes who do not exchange their old notes for exchange notes pursuant to the exchange offer will continue to be subject to the restrictions on transfer of the old notes as described in the legend on the old notes. Old notes not exchanged pursuant to the exchange offer will continue to remain outstanding in accordance with their terms. In general, the old notes may not be offered or sold unless registered under the Securities Act, except pursuant to an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We do not currently anticipate that we will register the old notes under the Securities Act.

Participation in the exchange offer is voluntary, and holders of old notes should carefully consider whether to participate. Holders of old notes are urged to consult their financial and tax advisors in making their own decision on what action to take.

         As a result of the making of, and upon acceptance for exchange of all validly tendered old notes pursuant to the terms of, this exchange offer, we will have fulfilled a covenant contained in the registration rights agreement. Holders of old notes who do not tender their old notes in the exchange offer will continue to hold the old notes and will be entitled to all the rights and subject to all the limitations applicable to the old notes under the indenture, except for any rights under the registration rights agreement that by their terms terminate or cease to have further effectiveness as a result of the making of this exchange offer. All untendered old notes will continue to be subject to the restrictions on transfer described in the indenture. To the extent that old notes are tendered and accepted in the exchange offer, the trading market for untendered old notes could be adversely affected.

         We may in the future seek to acquire, subject to the terms of the indenture, untendered old notes in open market or privately negotiated transactions, through subsequent exchange offers or otherwise. We have no present plan to acquire any old notes which are not tendered in the exchange offer.

RESALE OF EXCHANGE NOTES

         We are making the exchange offer in reliance on the position of the staff of the Commission as set forth in interpretive letters addressed to third parties in other transactions. However, we have not sought our own interpretive letter and we can provide no assurance that the staff would make a similar determination with respect to the exchange offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff, we believe that the exchange notes issued pursuant to the exchange offer in exchange for old notes may be offered for resale, resold and otherwise transferred by a holder, other than any holder who is a broker-dealer or an "affiliate" of Toll Brothers, Inc. and its subsidiaries within the meaning of Rule 405 of the Securities Act, without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that:

     o the exchange notes are acquired in the ordinary course of the holder's business; and

     o the holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution of the exchange notes.

         However, any holder who:

     o   is an "affiliate" of Toll Brothers, Inc. and its subsidiaries;

     o has an arrangement or understanding with respect to the distribution of the exchange notes to be acquired pursuant to the exchange offer; or

     o is a broker-dealer who purchased old notes from us to resell pursuant to Rule 144A or any other available exemption under the Securities Act,

cannot rely on the applicable interpretations of the staff and must comply with the registration and prospectus delivery requirements of the Securities Act. A broker-dealer who holds old notes that were acquired for its own account as a result of market-making or other trading activities may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes. Each such broker-dealer that receives exchange notes for its own account in exchange for old notes, where the broker-dealer acquired the old notes as a result of market-making activities or other trading activities, must acknowledge, as provided in the letter of transmittal, that it will deliver a prospectus in connection with any resale of such exchange notes. For more detailed information, see the section "Plan of Distribution" in this prospectus.

SHELF REGISTRATION STATEMENT

         If:

     o any changes in law or the applicable interpretations of the staff of the Commission do not permit us to effect the exchange offer; or

     o for any reason the exchange offer registration statement is not declared effective within 225 days following the date of original issuance of the old notes, or the exchange offer is not consummated within 45 days after the exchange offer registration statement is declared effective; or

     o any holder of the old notes, other than the initial purchasers, is not eligible to participate in the exchange offer or elects to participate in the exchange offer but does not receive freely transferable exchange notes; or

     o   the initial purchasers so request under specified circumstances; or

     o in the judgment of the holders of a majority of the old notes, the interests of the holders of the old notes, taken as a whole, would be materially adversely affected by consummation of the exchange offer, we will, at our cost:

     o   file a shelf registration statement with the Commission no later than
         (a) the 225th day after the date of original issuance of the old notes or (b) the 45th day after such filing obligation arises, whichever is later;

     o use our best efforts to cause the shelf registration statement to be declared effective by the Commission as promptly as practicable, but in no event later than the 270th day after the date of original issuance of the old notes (or 30 days after request by any initial purchaser); and

     o use our best efforts to keep the shelf registration statement continuously effective for a period of two years after the latest date on which old notes were originally issued or, if earlier, until all the Registrable Notes (as defined below) covered by the shelf registration statement are sold thereunder or cease to be Registrable Notes.

         We will, in the event of the filing of a shelf registration statement, provide to each holder of the old notes copies of the prospectus which is a part of the shelf registration statement, notify each holder when the shelf registration statement for the old notes has become effective and take other actions as are required to permit unrestricted resales of the old notes. A holder of old notes that sells the old notes pursuant to the shelf registration statement generally:

     o will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers;

     o will be subject to some of the civil liability provisions under the Securities Act in connection with the sales; and

     o will be bound by the provisions of the registration rights agreement which are applicable to the holder, including certain indemnification obligations.

ADDITIONAL INTEREST

         If a Registration Default (as defined below) occurs, then Toll Brothers Finance Corp. will be required to pay additional interest to each holder of Registrable Notes. During the first 90-day period that a Registration Default occurs and is continuing, Toll Brothers Finance Corp. will pay additional interest on the Registrable Notes at a rate of 0.25% per year. If a Registration Default shall occur and be continuing for a period of more than 90 days, then the amount of additional interest Toll Brothers Finance Corp. will be required to pay on the Registrable Notes will increase, effective from and after the 91st day in such period, by an additional 0.25% per year until all Registration Defaults have been cured. However, in no event will the rate of additional interest exceed 0.50% per year. Such additional interest will accrue only for those days that a Registration Default occurs and is continuing. All accrued additional interest will be paid to the holders of the old notes in the same manner as interest payments on the Registrable Notes, with payments being made on the interest payment dates for old notes. Following the cure of all Registration Defaults, no more additional interest will accrue unless a subsequent Registration Default occurs. Additional interest will not be payable on any old notes other than Registrable Notes.

         You will not be entitled to receive any additional interest on any Registrable Notes if you were, at any time while the exchange offer was pending, eligible to exchange, and did not validly tender, such Registrable Notes for exchange notes in the exchange offer.

         A "Registration Default" shall occur if:

     o we fail to file any of the registration statements required by the registration rights agreement on or before the date specified for such filing; or

     o any of such registration statements is not declared effective by the Commission on or before the date specified for such effectiveness; or

     o we fail to complete the exchange offer on or before the date specified for such completion; or

     o the shelf registration statement is declared effective but thereafter ceases to be effective or usable in connection with resales of the old notes during the period specified in the registration rights agreement, except as a result of the exercise by us of our right to suspend use of the shelf registration statement and the related prospectus as described under "Shelf Registration" above.

         "Registrable Notes" means the old notes, provided, however, that any old notes shall cease to be Registrable Notes when (1) a registration statement with respect to such old notes shall have been declared effective under the Securities Act and such old notes shall have been disposed of pursuant to the registration statement, (2) such old notes shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the Securities Act, (3) such old notes shall have ceased to be outstanding or (4) such old notes have been exchanged for exchange notes which have been registered pursuant to the exchange offer registration statement upon consummation of the exchange offer subject, in the case of this clause (4), to certain exceptions.

                          DESCRIPTION OF EXCHANGE NOTES

GENERAL

         The exchange notes will be issued under an indenture dated as of November 22, 2002 (the "Base Indenture"), among Toll Brothers Finance Corp., as issuer, the guarantors named therein, including Toll Brothers, Inc. (collectively, the "Guarantors"), and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N. A., as trustee (the "Trustee"), as amended and supplemented by the First Supplemental Indenture dated as of May 1, 2003, the Second Supplemental Indenture dated as of November 3, 2003, the Third Supplemental Indenture dated as of January 26, 2004, the Fourth Supplemental Indenture dated as of March 1, 2004, the Fifth Supplemental Indenture dated as of September 20, 2004, the Sixth Supplemental Indenture dated as of October 28, 2004, the Seventh Supplemental Indenture dated as of October 31, 2004, the Eighth Supplemental Indenture dated as of January 31, 2005, the Ninth Supplemental Indenture dated as of June 6, 2005 and the Tenth Supplemental Indenture dated as of August 1, 2005. A copy of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Authorizing Resolutions dated May 25, 2005 and the Tenth Supplemental Indenture dated as of August 1, 2005 (collectively, the "Indenture") have been filed as exhibits to the registration statement which includes this prospectus. The terms of the exchange notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act.

         We have summarized selected provisions of the Indenture below. The summary is not complete. Copies of the Indenture are available upon request made to us. You should read the Indenture for provisions that may be important to you. A summary of some of the defined terms used in the Indenture is provided below under "Definitions." Reference is made to the Indenture for the full definition of all these terms, as well as any other capitalized terms used in this prospectus for which no definition is provided.

         As used in this "Description of Exchange Notes" section, all references to "we," "us," "our" and all similar references are to Toll Brothers Finance Corp.

PRINCIPAL, MATURITY AND INTEREST

         The Indenture does not limit the amount of senior debt securities that we may issue. We may issue senior debt securities under the Indenture from time to time in one or more series. The old notes and the exchange notes will constitute a separate, single series of senior debt securities under the Indenture and will thereafter vote together as a single series of senior debt securities under the Indenture and will vote together as a single class for purposes of determining whether holders of the requisite percentage in principal amount thereof have taken actions or exercised rights they are entitled to take or exercise under the Indenture. We may "reopen" this series of senior notes and issue additional senior notes at any time.

         The exchange notes will be unsecured and unsubordinated obligations of Toll Brothers Finance Corp. The exchange notes will rank equally and ratably with the other unsecured and unsubordinated indebtedness of Toll Brothers Finance Corp., including, without limitation, the $300 million aggregate principal amount of 6.875% Senior Notes due 2012, the $250 million aggregate principal amount of 5.95% Senior Notes due 2013 and the $300 million aggregate principal amount of 4.95% Senior Notes due 2014, such aggregate principal amount of the $300 million of old notes, if any, that are not exchanged and remain outstanding, and any indebtedness arising from our guarantee of the Revolving Bank Credit Facility (as defined below).

         Toll Brothers, Inc. conducts its operations through its subsidiaries and, therefore, it is primarily dependent on the earnings and cash flows of its subsidiaries to meet its debt service obligations.

         Any right Toll Brothers Finance Corp., Toll Brothers, Inc. or Toll Brothers, Inc.'s creditors have to participate in the assets of any of Toll Brothers, Inc.'s subsidiaries upon any liquidation or reorganization of any such subsidiary will be subject to the prior claims of that subsidiary's creditors, including trade creditors. Accordingly, the exchange notes will be structurally subordinated to the prior claims of creditors of Toll Brothers, Inc.'s subsidiaries. The exchange notes will, however, have the benefit of the guarantees from the Guarantors (each, a "Guarantee" and collectively, the "Guarantees"), which include Toll Brothers, Inc. and Toll Brothers, Inc.'s subsidiaries that guarantee the Revolving Bank Credit Facility. The exchange notes will continue to be structurally subordinated to the prior claims of creditors of non-Guarantor subsidiaries of Toll Brothers, Inc., including trade creditors, the aggregate amount of which, at July 31, 2005, was approximately $170.4 million. Further, each Guarantee from a Guarantor is unsecured and, accordingly, will be subordinated to the secured debt of that Guarantor. At July 31, 2005, the Guarantors had approximately $147.7 million aggregate principal amount of such Guarantor secured indebtedness for borrowed money outstanding, comprised principally of indebtedness secured by purchase money mortgages on certain of their respective real property. Toll Brothers, Inc.'s subsidiaries are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the exchange notes or to make any funds available therefor, whether by dividends, loans or other payments, other than if and as expressly provided in the Guarantees. The payment of dividends and the making of loans and advances to Toll Brothers, Inc. by its subsidiaries are subject to contractual, statutory or regulatory restrictions, are contingent upon the earnings of those subsidiaries and are subject to various business considerations.

         The exchange notes will mature on May 15, 2015. Interest on the exchange notes will accrue at a rate of 5.15% per annum, will be computed on the basis of a 360-day year of twelve 30-day months and will be payable semi-annually in arrears on each May 15 and November 15 (each an "Interest Payment Date"), commencing November 15, 2005. Interest will accrue from June 2, 2005, the date of issuance of the old notes, or, if interest has already been paid, from the date it was most recently paid. Toll Brothers Finance Corp. will pay interest to the persons in whose names the exchange notes are registered at the close of business on May 1 or November 1, as the case may be, before any Interest Payment Date.

         We expect that payments of principal, premium, if any, and interest to owners of beneficial interests in global notes will be made in accordance with the procedures of The Depository Trust Company ("DTC") and its participants in effect from time to time. DTC will act as the depositary for the global notes.

         The exchange notes will not be entitled to the benefit of any sinking fund or mandatory redemption provisions.

         The exchange notes will be issued only in fully registered form without coupons, in denominations of $1,000 and multiples thereof. The exchange notes will initially be represented by one or more global notes in book-entry form. See "Global Notes and Book Entry System."

         The principal of, premium, if any, and interest on the exchange notes will be payable, and, subject to the restrictions on transfer described herein, the exchange notes may be surrendered for registration of transfer or exchange, at the office or agency maintained by us for that purpose; provided that payments of interest may be made at our option by check mailed to the address of the persons entitled thereto or by transfer to an account maintained by the payee with a bank located in the United States. The office or agency initially maintained by us for the foregoing purposes shall be the office of the Trustee. No service charge will be made for any registration of transfer or exchange of the exchange notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         If any Interest Payment Date or maturity date of any of the exchange notes is not a business day at any place of payment, then payment of principal, premium, if any, and interest need not be made at such place of payment on that date but may be made on the next succeeding business day at that place of payment, and no interest will accrue on the amount payable for the period from and after such Interest Payment Date or maturity date, as the case may be.

         The Indenture does not limit the amount of indebtedness that Toll Brothers Finance Corp., Toll Brothers, Inc. or Toll Brothers, Inc.'s subsidiaries may issue. The Indenture does not contain covenants or other provisions designed to afford holders of the exchange notes protection in the event of a highly leveraged transaction, change in credit rating or other similar occurrence.

         We expect that interests in the global notes will trade in DTC's Same-Day Funds Settlement System and secondary market trading activity in these interests will therefore be required by DTC to settle in immediately available funds.

         The exchange notes are expected to be listed on the New York Stock Exchange. However, there can be no assurance as to the development or liquidity of any trading market for the exchange notes. If a trading market does not develop or is not maintained, you may experience difficulty in reselling exchange notes, or you may be unable to sell them at all. If a public trading market develops for the exchange notes, it may not be liquid and it may be discontinued at any time. Moreover, future trading prices of the exchange notes would depend on many factors, including, among others, prevailing interest rates, our operating results and the market for similar securities. Depending on prevailing interest rates, our financial condition, the market for similar securities and other factors, the exchange notes could trade at a discount from their principal amount.

GUARANTEES

         Payment of principal of, premium, if any, and interest on the exchange notes will be fully and unconditionally guaranteed, jointly and severally, on a senior basis by each of the Guarantors. Each Guarantee will be a full and unconditional unsecured senior obligation of the Guarantor issuing such Guarantee, ranking equal in right of payment with all existing and future debt of the Guarantor that is pari passu with the Guarantee including, without limitation, any indebtedness arising from the Guarantor's guarantees of the 6.875% Senior Notes due 2012, the 5.95% Senior Notes due 2013, the 4.95% Senior Notes due 2014, the old notes and the Revolving Bank Credit Facility. Each Guarantee from a Guarantor will be subordinated to the secured debt of that Guarantor. At July 31, 2005, the Guarantors had approximately $147.7 million aggregate principal amount of such secured indebtedness, principally in the form of purchase money mortgages on certain of their respective real property. Further, the Guarantee of Toll Brothers, Inc. will be structurally subordinated to the prior claims of creditors, including trade creditors, of Toll Brothers, Inc.'s non-Guarantor subsidiaries, the aggregate amount of which, at July 31, 2005, was approximately $170.4 million. The Guarantees of Toll Brothers, Inc. and Toll Corp. will rank senior to the senior subordinated notes issued by Toll Corp. and Toll Brothers, Inc.'s guarantee thereof.

         The Indenture provides that, in the event any Guarantee would constitute or result in a fraudulent conveyance in violation of applicable federal law or other similar law of any relevant jurisdiction, the liability of the Guarantor under such Guarantee will be reduced to the maximum amount, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to certain collections from or payments made by or on behalf of any other Guarantor, permissible under the applicable federal law or other similar law.

         The Indenture provides that any subsidiary of Toll Brothers, Inc. that provides a guarantee of the Revolving Bank Credit Facility will guarantee the exchange notes. The Indenture further provides that any Guarantor other than Toll Brothers, Inc. may be released from its Guarantee so long as (1) no Default or Event of Default exists or would result from release of such Guarantee, (2) the Guarantor being released has Consolidated Net Worth of less than 5% of Toll Brothers, Inc.'s Consolidated Net Worth as of the end of the most recent fiscal quarter, (3) the Guarantors released from their Guarantees in any year end period comprise in the aggregate less than 10% (or 15% if and to the extent necessary to permit the cure of a Default) of Toll Brothers, Inc.'s Consolidated Net Worth as of the end of the most recent fiscal quarter, (4) such release would not have a material adverse effect on the homebuilding business of Toll Brothers, Inc. and its subsidiaries and (5) the Guarantor is released from its guaranty(ees) under the Revolving Bank Credit Facility. If there are no guarantors under the Revolving Bank Credit Facility, Guarantors under the Indenture, other than Toll Brothers, Inc., will be released from their Guarantees.

OPTIONAL REDEMPTION

         We may, at our option, redeem the exchange notes in whole at any time or in part from time to time, on at least 30 but not more than 60 days' prior notice, at a redemption price equal to the greater of:

     o   100% of the principal amount of the exchange notes being redeemed, and

     o the present value of the Remaining Scheduled Payments (as defined below) on the exchange notes being redeemed on the redemption date, discounted to the date of redemption, on a semiannual basis, at the Treasury Rate plus 30 basis points (0.30%).

         We will also pay accrued interest on the exchange notes to the date of redemption. In determining the redemption price and accrued interest, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         If money sufficient to pay the redemption price of and accrued interest on the exchange notes to be redeemed is deposited with the Trustee on or before the redemption date, on and after the redemption date interest will cease to accrue on the exchange notes (or such portions thereof) called for redemption and such exchange notes will cease to be outstanding.

         In determining whether to redeem the exchange notes, we will generally consider one or more of the following factors:

     o   prevailing interest rates;

     o   available cash; and

     o   other business considerations.

         "Comparable Treasury Issue" means, with respect to the exchange notes, the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the exchange notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such exchange notes.

         "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if such release (or any successor release) is not published or does not contain such price on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Reference Treasury Dealer" means (A) Citigroup Global Markets Inc. or one of the other initial purchasers or their respective affiliates which are Primary Treasury Dealers), and any successor; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by us.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         "Remaining Scheduled Payments" means, with respect to any exchange notes, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such exchange note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

CERTAIN COVENANTS

         Restrictions on Secured Debt. The Indenture provides that Toll Brothers Finance Corp. and Toll Brothers, Inc. will not, and will not cause or permit a Restricted Subsidiary to, create, incur, assume or guarantee any Secured Debt unless the exchange notes will be secured equally and ratably with (or prior to) such Secured Debt, with certain exceptions. This restriction does not prohibit the creation, incurrence, assumption or guarantee of Secured Debt which is secured by:

     (1) Security Interests in model homes, homes held for sale, homes that are under contract for sale, contracts for the sale of homes, land (improved or unimproved), manufacturing plants, warehouses or office buildings and fixtures and equipment located thereat or thereon;

     (2) Security Interests in property at the time of its acquisition by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary, including Capitalized Lease Obligations, which Security Interests secure obligations assumed by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary, or in the property of a corporation or other entity at the time it is merged into or consolidated with Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary (other than Secured Debt created in contemplation of the acquisition of such property or the consummation of such a merger or where the Security Interest attaches to or affects the property of Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary prior to such transaction);

     (3) Security Interests arising from conditional sales agreements or title retention agreements with respect to property acquired by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary;

     (4) Security Interests incurred in connection with pollution control, industrial revenue, water, sewage or any similar item; and

     (5) Security Interests securing Indebtedness of a Restricted Subsidiary owing to Toll Brothers Finance Corp., Toll Brothers, Inc. or to another Restricted Subsidiary that is wholly-owned (directly or indirectly) by Toll Brothers, Inc. or Security Interests securing Toll Brothers Financing Corp.'s Indebtedness owing to a Guarantor.

         Additionally, such permitted Secured Debt includes any amendment, restatement, supplement, renewal, replacement, extension or refunding, in whole or in part, of Secured Debt permitted at the time of the original incurrence thereof.

         In addition, Toll Brothers Finance Corp. and the Guarantors may create, incur, assume or guarantee Secured Debt, without equally and ratably securing the exchange notes, if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (5) above and any Secured Debt in relation to which the exchange notes have been equally and ratably secured) and (2) all Attributable Debt (as defined below) in respect of Sale and Lease-back Transactions (as defined below) (excluding Attributable Debt in respect of Sale and Lease-back Transactions as to which the provisions of clauses (1) through
(3) described under "Restrictions on Sale and Lease-back Transactions" have been complied with) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets (as defined below).

         The provisions described above with respect to limitations on Secured Debt are not applicable to Non-Recourse Indebtedness (as defined below) by virtue of the definition of Secured Debt, and will not restrict or limit Toll Brothers Finance Corp.'s or the Guarantors' ability to create, incur, assume or guarantee any unsecured Indebtedness, or the ability of any subsidiary which is not a Restricted Subsidiary to create, incur, assume or guarantee any secured or unsecured Indebtedness.

         Restrictions on Sale and Lease-back Transactions. The Indenture provides that Toll Brothers Finance Corp. and Toll Brothers, Inc. will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Lease-back Transaction, unless:

         (1) notice is promptly given to the Trustee of the Sale and Lease-back Transaction;

         (2) fair value is received by Toll Brothers Finance Corp., Toll Brothers, Inc. or the relevant Restricted Subsidiary for the property sold (as determined in good faith by Toll Brothers, Inc. communicated in writing to the Trustee); and

         (3) Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary, within 365 days after the completion of the Sale and Lease-back Transaction, applies, or enters into a definitive agreement to apply within such 365-day period, an amount equal to the net proceeds of such Sale and Lease-back Transaction:

     o to the redemption, repayment or retirement of (a) senior notes of any series under the Indenture (including the cancellation by the Trustee of any senior notes of any series delivered by Toll Brothers Finance Corp. to the Trustee), (b) Indebtedness of ours that ranks equally with the senior notes, or (c) Indebtedness of any Guarantor that ranks equally with the Guarantee of such Guarantor, and/or

     o to the purchase by Toll Brothers Finance Corp., Toll Brothers, Inc. or any Restricted Subsidiary of property used in their respective trade or businesses.

         This provision will not apply to a Sale and Lease-back Transaction that relates to a sale of a property that occurs within 180 days from the later of
(x) the date of acquisition of the property by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary, (y) the date of the completion of construction of that property or (z) the date of commencement of full operations on that property. In addition, Toll Brothers Finance Corp. and the Guarantors may, without complying with the above restrictions, enter into a Sale and Lease-back Transaction if immediately thereafter the sum of (1) the aggregate principal amount of all Secured Debt outstanding (excluding Secured Debt permitted under clauses (1) through (5) described in "Restrictions on Secured Debt" above and any Secured Debt in relation to which the exchange notes have been equally and ratably secured) and (2) all Attributable Debt in respect of Sale and Lease-back Transactions (excluding Attributable Debt in respect of Sale and Lease-back Transactions as to which the provisions of clauses (1) through
(3) above have been complied with) as of the date of determination would not exceed 20% of Consolidated Net Tangible Assets.

DEFINITIONS

         "Attributable Debt" means, with respect to a Sale and Lease-back Transaction, the present value (discounted at the weighted average effective interest cost per annum of the outstanding senior notes of all series, compounded semiannually) of the obligation of the lessee for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or, if earlier, until the earliest date on which the lessee may terminate such lease upon payment of a penalty (in which case the obligation of the lessee for rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges.

         "Consolidated Net Tangible Assets" means the total amount of assets which would be included on a combined balance sheet of us and the Guarantors under accounting principles generally accepted in the United States (less applicable reserves and other properly deductible items) after deducting therefrom:

     (1) all short-term liabilities, except for liabilities payable by their terms more than one year from the date of determination (or renewable or extendible at the option of the obligor for a period ending more than one year after such date) and liabilities in respect of retiree benefits other than pensions for which the Restricted Subsidiaries are required to accrue pursuant to Statement of Financial Accounting Standards No. 106;

     (2) investments in subsidiaries that are not Restricted Subsidiaries; and

     (3) all goodwill, trade names, trademarks, patents, unamortized debt discount, unamortized expense incurred in the issuance of debt and other tangible assets.

         "Consolidated Net Worth" of any person means the consolidated stockholders' equity of the person determined in accordance with accounting principles generally accepted in the United States.


         Indebtedness" means (1) any liability of any person (A) for borrowed money, (B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), (C) for the payment of money relating to a Capitalized Lease Obligation or (D) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (2) any liability of others described in the preceding clause (1) that such person has guaranteed or that is otherwise its legal liability; (3) all Indebtedness referred to in (but not excluded from) clauses (1) and (2) above of other persons and all dividends of other persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Security Interest upon or in property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Indebtedness; and (4) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1), (2) and (3) above.

         "Non-Recourse Indebtedness" means Indebtedness or other obligations secured by a lien on property to the extent that the liability for the Indebtedness or other obligations is limited to the security of the property without liability on the part of Toll Brothers, Inc., Toll Brothers Finance Corp. or any Restricted Subsidiary (other than the Restricted Subsidiary which holds title to the property) for any deficiency.

         "Redeemable Capital Stock" means any capital stock of Toll Brothers Finance Corp., Toll Brothers, Inc. or any subsidiary of Toll Brothers, Inc. that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (1) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final stated maturity of the senior notes or (2) is redeemable at the option of the holder thereof at any time prior to such final stated maturity or (3) is convertible into or exchangeable for debt securities at any time prior to such final stated maturity.

         "Restricted Subsidiary" means any Guarantor other than Toll Brothers, Inc.

         "Revolving Bank Credit Facility" means the Credit Agreement by and among First Huntingdon Finance Corp., Toll Brothers, Inc. and the Lenders named therein dated July 15, 2004, and any related documents (including, without limitation, any guarantees or security documents), as such agreements (and such related documents) may be amended, restated, supplemented, renewed, replaced by the existing lenders or by successors or otherwise modified from time to time, including any agreement(s) extending the maturity of or refinancing or refunding all or any portion of the indebtedness or increasing the amount to be borrowed under such agreement(s) or any successor agreement(s), whether or not by or among the same parties.

         "Sale and Lease-back Transaction" means a sale or transfer made by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary (except a sale or transfer made to Toll Brothers Finance Corp., Toll Brothers, Inc. or another Restricted Subsidiary) of any property which is either (a) a manufacturing facility, office building or warehouse whose book value equals or exceeds 1% of Consolidated Net Tangible Assets as of the date of determination or (b) another property (not including a model home) which exceeds 5% of Consolidated Net Tangible Assets as of the date of determination, if such sale or transfer is made with the agreement, commitment or intention of leasing such property to Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary for more than a three-year term.

         "Secured Debt" means any Indebtedness which is secured by (1) a Security Interest in any of the property of Toll Brothers Finance Corp., Toll Brothers, Inc. or any Restricted Subsidiary or (2) a Security Interest in shares of stock owned directly or indirectly by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary in a corporation or in equity interests owned by Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary in a partnership or other entity not organized as a corporation or in Toll Brothers, Inc.'s rights or the rights of a Restricted Subsidiary in respect of Indebtedness of a corporation, partnership or other entity in which Toll Brothers Finance Corp., Toll Brothers, Inc. or a Restricted Subsidiary has an equity interest; provided that "Secured Debt" shall not include Non-Recourse Indebtedness, as such categories of assets are determined in accordance with accounting principles generally accepted in the United States. The securing in the foregoing manner of any such Indebtedness which immediately prior thereto was not Secured Debt shall be deemed to be the creation of Secured Debt at the time security is given.

         "Security Interests" means any mortgage, pledge, lien, encumbrance or other security interest which secures the payment or performance of an obligation.

         "Significant Subsidiary" means any Subsidiary (1) whose revenues exceed 10% of Toll Brothers, Inc.'s total revenues, in each case for the most recent fiscal year, or (2) whose net worth exceeds 10% of Toll Brothers, Inc.'s total stockholders' equity, in each case as of the end of the most recent fiscal year.

         "Subsidiary" means any person of which Toll Brothers, Inc., at the time of determination by Toll Brothers, Inc., directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the shares of Voting Stock.

         "Voting Stock" means any class or classes of capital stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

CONSOLIDATION, MERGER AND SALE OF ASSETS

         Neither Toll Brothers Finance Corp. nor any of the Guarantors will consolidate with or merge with or into or sell, assign, transfer or lease all or substantially all of its assets to another person unless:

                  (1) such person is a corporation, in the case of Toll Brothers Finance Corp. or Toll Brothers, Inc., or any other legal entity in the case of any other Guarantor, organized under the laws of the United States of America or any state thereof;

                  (2) such person assumes by supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of Toll Brothers Finance Corp. or such Guarantor, as the case may be, relating to the exchange notes or, the Guarantee, as the case may be, and the Indenture and shall also expressly assume by an amendment or supplement executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all of Toll Brothers Finance Corp.'s and such Guarantors', as the case may be, covenants and other obligations under the Registration Rights Agreement; and

                  (3) immediately after the transaction no Default or Event of Default exists; provided that this clause (3) will not restrict or be applicable to a consolidation, merger, sale, assignment, transfer or lease of a Guarantor with or into Toll Brothers Finance Corp., Toll Brothers, Inc. or another Subsidiary that is, or concurrently with the completion of such consolidation, merger, sale, assignment, transfer, or lease becomes, a Guarantor.

         Upon any such consolidation, merger, sale, assignment or transfer (including any merger, sale, assignment, transfer or consolidation described in the proviso at the end of the immediately preceding clause), the successor corporation or legal entity, as applicable, will be substituted for Toll Brothers Finance Corp. or such Guarantor, as applicable, under the Indenture. The successor may then exercise every power and right of Toll Brothers Finance Corp. or such Guarantor, as applicable, under the Indenture, and Toll Brothers Finance Corp. or such Guarantor, as applicable, will be released from all of its respective liabilities and obligations in respect of the exchange notes or the Guarantee, as applicable, and the Indenture. If Toll Brothers Finance Corp. or any Guarantor leases all or substantially all of its assets, the lessee will be the successor to Toll Brothers Finance Corp. or such Guarantor, as applicable, and may exercise every power and right of Toll Brothers Finance Corp. or such Guarantor, as the case may be, under the Indenture, but Toll Brothers Finance Corp. or such Guarantor, as the case may be, will not be released from its respective obligations to pay the principal of and premium, if any, and interest, if any, on the exchange notes.

EVENTS OF DEFAULT

         An Event of Default with respect to a series of senior notes issued under the Indenture is defined in the Indenture as being, or having occurred, voluntarily or involuntarily, whether by operation of law or otherwise, in the event of:

                  (1) the failure by Toll Brothers Finance Corp. or a Guarantor to pay interest on the senior notes of such series when the same becomes due and payable and the continuance of any such failure for a period of 30 days;

                  (2) the failure by Toll Brothers Finance Corp. or a Guarantor to pay the principal of the senior notes of such series when the same becomes due and payable at maturity, upon acceleration or otherwise;

                  (3) the failure by Toll Brothers Finance Corp., Toll Brothers, Inc. or any Guarantor which is a Significant Subsidiary to comply with any of its agreements or covenants in, or provisions of, the senior notes of such series, the Guarantees (as they relate to the senior notes of such series) or the Indenture (as they relate to the senior notes of such series), other than a failure specifically dealt with elsewhere in the Indenture, and such failure shall not have been remedied within 60 days after receipt of written notice of such failure by Toll Brothers Finance Corp. and Toll Brothers, Inc. from the Trustee or by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Trustee from the holders of at least 25% in aggregate principal amount of the then outstanding senior notes of the applicable series;

                  (4) any default under an instrument evidencing or securing any of Toll Brothers Finance Corp.'s Indebtedness or the Indebtedness of any Guarantor (other than Non-Recourse Indebtedness) aggregating $10,000,000 or more in aggregate principal amount, resulting in the acceleration of such Indebtedness, or due to the failure to pay such Indebtedness at maturity upon acceleration or otherwise;

                  (5) the occurrence of an acceleration of, or a significant modification of the terms (including without limitation the payment of more than an insignificant amount of fees to the holders thereof) of any of Toll Corp.'s 8 1/4% Senior Subordinated Notes due 2011 or 8.25% Senior Subordinated Notes due 2011 (each of these series of notes being referred to below as an "Outstanding Series"), provided that on the date of the occurrence, the outstanding principal amount of at least one Outstanding Series to which the occurrence relates exceeds $5,000,000;

                   (6) any Guarantee with respect to the senior notes by Toll Brothers, Inc. or a Guarantor that is a Significant Subsidiary shall for any reason cease to be, or be asserted in writing by Toll Brothers, Inc. or such Guarantor or Toll Brothers Finance Corp., as applicable, not to be, in full force and effect and enforceable in accordance with its terms (other than by reason of the termination of the Indenture or the release or discharge of any such Guarantee in accordance with the terms of the Indenture); provided, however, that if Toll Brothers, Inc. or such Guarantor or Toll Brothers Finance Corp., as applicable, asserts in writing that such Guarantee is not in full force and effect and enforceable in accordance with its terms, such assertion shall not constitute an Event of Default for purposes of this paragraph if (A) such written assertion is accompanied by an opinion of counsel of each of Toll Brothers Finance Corp., Toll Brothers, Inc. and such Guarantor to the effect that, as a matter of law, the defect or defects rendering such Guarantee unenforceable can be remedied within 10 days of the date of such assertion, (B) each of Toll Brothers Finance Corp. and Toll Brothers, Inc. delivers an officers' certificate to the effect that Toll Brothers, Inc., such Guarantor or Toll Brothers Finance Corp., as applicable, represents that such defect or defects shall be so remedied within such 10-day period, and (C) such defect or defects are in fact so remedied within such 10-day period; and

                  (7) certain events of bankruptcy, insolvency or reorganization involving us, Toll Brothers, Inc. or any Significant Subsidiary.

         We may cure any Event of Default that relates exclusively to a Guarantor other than Toll Brothers, Inc. to the extent such Guarantor is released from its Guarantee to the extent permitted by the provisions of the Indenture.

         The Indenture provides that if an Event of Default (other than an Event of Default described in clause (7) above) shall have occurred and be continuing, either the Trustee by notice to Toll Brothers Finance Corp. and Toll Brothers, Inc., or the holders of at least 25% in aggregate principal amount of senior notes of the applicable series, issued under the Indenture then outstanding by notice to Toll Brothers Finance Corp., Toll Brothers, Inc. and the Trustee, may declare the principal amount of all the senior notes of the applicable series and interest, if any, accrued thereon to be due and payable immediately. If an Event of Default with respect to Toll Brothers Finance Corp, Toll Brothers, Inc. or any Significant Subsidiary specified in clause (7) above occurs, all amounts due and payable on the senior notes of the applicable series will become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee, Toll Brothers Finance Corp., Toll Brothers, Inc. or any holder. Holders of a majority in principal amount of the then outstanding senior notes of the applicable series may rescind an acceleration with respect to such senior notes and its consequence (except an acceleration due to nonpayment of principal or interest on such senior notes) if the rescission would not conflict with any judgment or decree and if all past Events of Default have been cured or waived.

         No such rescission shall extend to or shall affect any subsequent Event of Default, or shall impair any right or power consequent thereon.

         The Indenture contains a provision entitling the Trustee, subject to the duty of the Trustee during default to act with the required standard of care, to be indemnified by the holders of the senior notes before proceeding to exercise any right or power under the Indenture at the request of the holders of the senior notes. The Indenture also provides that the holders of a majority in principal amount of the outstanding senior notes of a series issued under the Indenture may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

         No holder of senior notes of a series will have any right to institute any proceeding with respect to the Indenture or pursue any remedy thereunder, unless: (1) the holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the senior notes of the applicable series with respect to such series, (2) the holders of at least 25% in aggregate principal amount of the outstanding senior notes of the applicable series with respect to such series shall have made written request, and offered indemnity satisfactory to the Trustee against any loss, liability or expense to the Trustee to pursue the remedy, (3) the Trustee shall have failed to comply with the request for 60 days after its receipt of such notice and offer of indemnity and (4) no written request inconsistent with such written request has been given to the Trustee during the 60-day period by the holders of a majority in aggregate principal amount of the outstanding senior notes of the applicable series with respect to such series under the Indenture. However, any right of a holder of senior notes to receive payment of the principal of and any interest on the senior notes on or after the dates expressed in the senior notes or to bring suit for the enforcement of any such payment on or after such dates shall be absolute and unconditional and shall not be impaired or affected without the consent of such holder.

         The Indenture contains a covenant that Toll Brothers Finance Corp. and Toll Brothers, Inc. each will file with the Trustee within 120 days after the end of their respective fiscal years, a certificate as to the absence of any Default or specifying any Default that exists.

MODIFICATION AND WAIVER

         Toll Brothers Finance Corp. and the Trustee, with the written consent of the holders of at least a majority of the principal amount of each series of outstanding senior notes issued under the Indenture affected by the amendment, may execute supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the Indenture or modifying the rights of the holders of such senior notes, except that no such supplemental indenture may, without the consent of the holder of each outstanding security affected by the supplemental indenture, among other things:

         (1) change the final maturity of the senior notes, or reduce the rate or extend the time of payment of interest on the senior notes, or reduce the principal amount of the senior notes, or impair the right to institute suit for payment of the senior notes;

         (2) reduce the percentage of senior notes, the consent of the holders of which is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the Indenture or certain Defaults under the Indenture and their consequences provided in the Indenture or any other covenant or provision;

         (3) modify any of the provisions regarding the modification of the Indenture, waivers of past Defaults or Events of Default in the payment of principal of, premium if any, or interest on any of the senior notes and waivers of certain covenants, except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding security affected thereby;

          (4) alter the provisions (including related definitions) with respect to redemption of senior notes or Toll Brothers Finance Corp.'s duty to offer to purchase or redeem such senior notes pursuant to the resolutions authorizing such issuance of senior notes or a supplemental indenture pertaining to the senior notes;

         (5) modify the ranking or priority of the senior notes or the related Guarantees in a manner adverse to the holders of senior notes; or

         (6) make any senior note payable at a place or in money other than that stated in the senior note.

         The holders of a majority in principal amount of the outstanding senior notes of a series may, on behalf of the holders of all senior notes of such series, waive any past Default under the Indenture relating to such series without notice to any holder. However, without the consent of the holders of the senior notes affected, no amendment, supplement or waiver, including any waiver of past Defaults as permitted in the Indenture, will effect any of the actions contemplated by the immediately preceding clauses (1) through (6). Each series of debt securities issued under the Indenture will vote as a separate class.

         Neither our Board of Directors nor the Board of Directors of any Guarantor has the power to waive any of the covenants of the Indenture including those relating to consolidation, merger or sale of assets.

         We and the Trustee may modify or amend provisions of the Indenture, the Guarantees or the senior notes of a series without notice to or the consent of any holder of such series for any of the following purposes:

         (1) to evidence the succession of another person to Toll Brothers Finance Corp. or any Guarantor under the Indenture, the Guarantees or the senior notes, respectively;

         (2) to add to our covenants or the covenants of any Guarantor for the benefit of the holders of the senior notes or to surrender any right or power conferred upon us or such Guarantor by the Indenture;

         (3) to add Events of Default for the benefit of the holders of the senior notes;

         (4) to change or eliminate any provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding senior notes;

         (5) to secure any senior notes or Guarantees under the Indenture;

         (6) to establish the form or terms of the senior notes or Guarantees of any series;

         (7) to add Guarantors;

         (8) to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one Trustee;

         (9) to close the Indenture to authentication and delivery of additional series of senior notes;

         (10) to supplement any of the provisions of the Indenture to the extent necessary to permit or facilitate defeasance and discharge of the senior notes, provided that such action shall not adversely affect the rights of the holders of the senior notes;

          (11) to remove a Guarantor with respect to any senior notes which, in accordance with the terms of the Indenture, ceases to be liable in respect of its Guarantee;

         (12) to cure any ambiguity, omission, defect or inconsistency in the Indenture, provided that such action does not adversely affect the interests of holders of the senior notes;

         (13) to provide that specific provisions of the Indenture will not apply to a series not previously issued under the Indenture;

         (14) to provide for uncertificated senior notes in addition to or in place of certificated senior notes; and

         (15) to make any other change that does not adversely affect the interests of holders of the senior notes.

DEFEASANCE PROVISIONS

         Defeasance and Discharge. The Indenture provides that we will be discharged from any and all obligations with respect to the outstanding senior notes of a series (except for certain obligations to register the transfer or exchange of senior notes, replace stolen, lost, destroyed or mutilated senior notes, maintain offices or agencies and hold moneys for payment in trust) upon the deposit with the Trustee, in trust, of money in U.S. Dollars, U.S. government obligations or a combination thereof which through the payment of interest and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and interest on, and any mandatory sinking fund payments with respect to, the outstanding senior notes of that series on the stated maturity date of the payments in accordance with the terms of the Indenture and the senior notes. This type of discharge may only occur if we deliver to the Trustee an opinion of counsel to the effect that there has been a change in applicable federal income tax law or we have received from, or there has been published by, the United States Internal Revenue Service a ruling to the effect that the holders of the senior notes of that series will not recognize income, gain or loss for federal income tax purposes as a result of that discharge and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if the discharge had not occurred. In order to be discharged the deposit of cash in U.S. Dollars and/or U.S. government obligations will not result in a Default under the Indenture, or constitute a default under any material instrument to which Toll Brothers Finance Corp., Toll Brothers, Inc. or any of the

Subsidiaries is a party or by which they or any of their property are bound. In addition, this type of discharge may only occur so long as no Event of Default or event which, with notice or lapse of time, would become an Event of Default with respect to the senior notes of that series has occurred and is continuing on the date cash in U.S. Dollars and/or U.S. government obligations are deposited in trust and other conditions specified in the Indenture are satisfied. The term "government obligations" means securities of the government which issued the currency in which the senior notes of the series are denominated or in which interest is payable or of government agencies backed by the full faith and credit of that government.

         Defeasance of Certain Covenants. The Indenture also provides that we may omit to comply with certain covenants described above under "Certain Covenants" and "Consolidation, Merger and Sale of Assets" with respect to the senior notes of a series if we comply with the following conditions and the senior notes of such series shall thereafter be deemed not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of the holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes under the Indenture. In order to exercise this option, we will be required to deposit with the Trustee money in U.S. Dollars, U.S. government obligations or a combination thereof which through the payment of interest and principal thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of (and premium, if any) and interest on, and any mandatory sinking fund payments in respect of the outstanding senior notes of that series on the stated maturity date of the payments in accordance with the terms of the Indenture and such senior notes. In order to be discharged, the deposit of cash and/or government obligations must not result in a Default under the Indenture, or constitute a default under any material instrument to which Toll Brothers Finance Corp., Toll Brothers, Inc. or any of the Subsidiaries is a party or by which they or any of their property are bound. In addition, this type of discharge may only occur so long as no Event of Default or event which, with notice or lapse of time, would become an Event of Default with respect to the senior notes of that series has occurred and is continuing on the date cash and/or government obligations are deposited in trust and other conditions specified in the Indenture are satisfied. We will also be required to deliver to the Trustee an opinion of counsel to the effect that the deposit and related covenant defeasance will not cause the holders of the senior notes of that series to recognize income, gain or loss for federal income tax purposes and that those holders will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if the deposit and covenant defeasance had not occurred, and to satisfy other conditions specified in the Indenture.

         Covenant Defeasance and Events of Default. In the event we exercise our option to effect covenant defeasance with respect to the senior notes of any series and those senior notes are declared due and payable because of the occurrence of any Event of Default, the amount of money and government obligations on deposit with the Trustee will be sufficient to pay amounts due on the senior notes of that series at the time of their stated maturity dates but may not be sufficient to pay amounts due on the senior notes at the time of the acceleration resulting from such Event of Default. However, we will remain liable for such payments.

REGARDING THE TRUSTEE

         J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., will be the trustee under the Indenture pursuant to which the exchange notes are to be issued. J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., also is trustee under the indentures pursuant to which Toll Brothers Finance Corp.'s 6.875% Senior Notes due 2012, 5.95% Senior Notes due 2013 and 4.95% Senior Notes due 2014 and Toll Corp.'s 8 1/4% Senior Subordinated Notes due 2011 and 8.25% Senior Subordinated Notes due 2011 were issued.

GLOBAL NOTES AND BOOK-ENTRY SYSTEM

THE GLOBAL SECURITIES

         The exchange notes will be issued in the form of one or more registered notes in global form, without interest coupons. Such global notes will be deposited on the issue date with DTC and registered in the name of Cede & Co., as nominee of DTC, or will remain in the custody of the Trustee under the Indenture pursuant to the FAST Balance Certificate Agreement between DTC and the Trustee. Beneficial interests in the global notes may not be exchanged for certificated notes except in the circumstances described below. All interests in global notes may be subject to the procedures and requirements of DTC.

         Exchanges of beneficial interests in one global security for interests in another global security will be subject to the applicable rules and procedures of DTC and its direct and indirect participants. Any beneficial interest in one of the global notes that is transferred to a person who takes delivery in the form of an interest in another global security will, upon transfer, cease to be an interest in that global security and become an interest in the global security to which the beneficial interest is transferred and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in the global security to which the beneficial interest is transferred for as long as it remains an interest in that global security.


CERTAIN BOOK-ENTRY PROCEDURES FOR THE GLOBAL NOTES

         The descriptions of the operations and procedures of DTC set forth below are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to change by them from time to time. We do not take any responsibility for these operations or procedures, and investors are urged to contact the relevant system or its participants directly to discuss these matters.

         DTC has advised us that it is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities for persons who have accounts with DTC ("participants") and facilitates the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, which eliminates the need for physical movement of certificates. Participants include both U.S. and non-U.S.securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to the DTC system is available to others such as securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a direct or indirect custodial relationship with a participant ("indirect participants"). Investors who are not participants may beneficially own exchange notes held by or on behalf of DTC only through participants or indirect participants. The rules applicable to DTC and its participants are on file with the Commission.

         Upon the issuance of the global note, DTC or its custodian will credit, on its internal system, the respective principal amount of the individual beneficial interests represented by the global note to the accounts of the persons who have accounts with DTC. Such accounts initially will be designated by or on behalf of the initial purchasers. Ownership of beneficial interests in the global note will be limited to participants or persons who hold interests through participants. Ownership of beneficial interests in the global note will be shown on, and the transfer of that ownership will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants and indirect participants (with respect to interests of persons other than participants).

         So long as DTC or its nominee is the registered owner or holder of a global note, DTC or such nominee, as the case may be, will be considered the sole record owner or holder of the exchange notes represented by a global note for all purposes under the Indenture and the exchange notes. Except as set forth herein, owners of beneficial interests in a global note will not be entitled to have exchange notes represented by such global note registered in their names, will not receive or be entitled to receive physical delivery of exchange notes in definitive certificated form, and will not be considered holders of the exchange notes for any purposes under the Indenture. Accordingly, each person owning a beneficial interest in a global note must rely on the procedures of DTC and, if such person is not a participant, on the procedures of the participant through which such person directly or indirectly owns its interest, to exercise any rights of a holder under the Indenture. We understand that under existing industry practices, if we request any action of holders or any owner of a beneficial interest in a global note desires to give any notice or take any action that a holder is entitled to give or take under the Indenture, DTC would authorize the participants holding the relevant beneficial interests to give such notice or take such action, and such participants would authorize beneficial owners owning through such participants to give such notice or take such action or would otherwise act upon the instructions of beneficial owners owning through them.

         Payments of the principal of, premium, if any, and interest on a global note will be made to DTC or its nominee, as the case may be, as the registered owner. Neither we, the Trustee nor any paying agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         We expect that DTC or its nominee, upon receipt of any payment of principal of, premium, if any, or interest in respect of a global note will credit participants' accounts with payments in amounts proportionate to their respective beneficial ownership interests in the principal amount of such global note, as shown on the records of DTC or its nominee. We also expect that payments by participants to owners of beneficial interests in a global note held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. The participants will be responsible for such payments.

         The Indenture provides that, if the Depository notifies us that it is unwilling or unable to continue as depository for the global notes or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act and we do not appoint a successor depository within 90 days, or if there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the exchange notes, then we will issue certificated notes in exchange for the global note. In addition, we may at any time and in our sole discretion determine not to have the exchange notes represented by a global note and, in such event, will issue certificated notes in exchange for the global note. In any such instance, an owner of a beneficial interest in a global note will be entitled to physical delivery of certificated notes equal in principal amount to its beneficial interest and to have the certificated notes registered in its name. We expect that instructions for registering the certificated notes would be based upon directions received from the Depository with respect to ownership of the beneficial interests in a global note.

         Although DTC has agreed to the procedures described above in order to facilitate transfers of interests in a global note among participants of DTC, it is under no obligation to perform such procedures and such procedures may be discontinued at any time. Neither we nor the Trustee will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

         According to DTC, the foregoing information with respect to DTC has been provided by it for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind. The information contained herein concerning DTC and its book-entry system has been obtained from sources that we believe are reliable, although DTC has declined to pass upon the accuracy of the statements contained herein.

SAME-DAY FUNDS

         We will make all payments of principal premium, if any, and interest on the global notes in immediately available funds to DTC.

                 UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

         The following is a summary of what we believe are the material federal income tax consequences to a holder of exchange notes. It deals only with exchange notes held as capital assets by holders and not with special classes of holders, such as dealers in securities or currencies, financial institutions, life insurance companies, persons holding exchange notes as a hedge against or which are hedged against currency risks, and certain issues not specifically dealt with herein relating to persons whose functional currency is not the U.S. dollar. A person considering an investment in the exchange notes should consult his or her own tax advisor concerning these matters and as to the tax treatment not specifically considered herein under foreign, state and local tax laws and regulations.

         This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service ("IRS") rulings and pronouncements and judicial decisions now in effect, all of which are subject to change at any time. Changes in this area of law may be applied retroactively in a manner that could cause the consequences to vary substantially from the consequences described below, possibly adversely affecting a holder. The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the federal income tax treatment of the purchase, ownership and disposition of the exchange notes may differ from the treatment described below.

EXCHANGE OF NOTES

         The exchange offer will occur by operation of the terms of the old notes. It will not result in material changes as specifically referenced in the applicable treasury regulations and does not violate the option rules as set forth in the applicable treasury regulations. Consequently, there should not be any federal income tax consequences to holders exchanging old notes for exchange notes under the exchange offer.

         Each exchanging holder will have the same adjusted tax basis and holding period in the exchange notes as it had in the old notes immediately before the exchange.

UNITED STATES HOLDERS

         A holder who is (1) a citizen or resident of the United States, (2) a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes created or organized in or under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (3) an estate whose income is subject to United States federal income tax regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust is referred to herein as a "United States Holder". Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be United States Holders.

         Payments of Interest. As a general rule, interest paid or accrued on the exchange notes will be treated as ordinary income to United States Holders. A United States Holder using the accrual method of accounting for federal income tax purposes is required to include interest paid or accrued on the exchange notes in ordinary income as interest accrues, while a United States Holders using the cash receipts and disbursements method of accounting for federal income tax purposes must include interest in ordinary income when payments are received (or made available for receipt) by the holder.

         Sale, Exchange or Retirement of Exchange Notes. A United States Holder's tax basis in an exchange note will generally be its cost. Upon the sale, exchange, redemption or retirement of an exchange note, a United States Holder will generally recognize gain or loss on the sale, exchange, redemption or retirement equal to the difference between the amount realized (not including any amounts attributable to accrued and unpaid interest, which is treated as interest as described above) and the holder's tax basis in the exchange note. For taxable years ending on or before December 31, 2008, long-term capital gain to a non-corporate United States Holder is generally subject to a maximum tax rate of 15% with respect to exchange notes held for more than one year. For sales or exchanges on or after January 1, 2009, the maximum rate is 20%.

         Withholding Taxes and Reporting Requirements. Interest payments and payments of principal and any premium with respect to an exchange note will be reported to the extent required by the Code to the United States Holders and the IRS. These amounts will ordinarily not be subject to withholding of United States federal income tax. However, a backup withholding tax (at the applicable statutory rate) will apply to these payments if a United States Holder fails to supply us or our agent in the manner required by applicable law with the holder's taxpayer identification number or if a United States Holder has been notified by the IRS that payments to such holder are subject to backup withholding. The statutory rate for backup withholding is currently 28%.

NON-UNITED STATES HOLDERS

         A "Non-United States Holder" is a purchaser who is (1) a non-resident alien individual or (2) a corporation, estate or trust that is not a United States Holder.

         Payments of Interest. Payments of interest on the exchange notes to Non-United States Holders that are not effectively connected with such holder's conduct of a trade or business in the United States generally will not be subject to United States federal income or withholding tax if the Non-United States Holder (1) does not actually or constructively own 10% or more of the combined voting stock of Toll Brothers Finance Corp., (2) is not a bank receiving interest pursuant to a loan agreement entered into in the ordinary course of its trade or business, (3) is not a controlled foreign corporation related to Toll Brothers Finance Corp. through stock ownership and (4) provides the appropriate certification that it is not a United States person (the "portfolio interest exemption").

         If the payment of interest to a Non-United States Holder does not qualify for the portfolio interest exemption discussed above and the interest is not effectively connected with a U.S. trade or business, such payment will generally be subject to United States federal withholding tax at a 30% rate (unless reduced or eliminated under an applicable treaty). To claim the benefit of a treaty, a Non-United States Holder must furnish Toll Brothers Finance Corp. or such other appropriate entity with an IRS Form W-8BEN or other appropriate form as provided by IRS regulations.

         Sale, Exchange or Retirement of Exchange Notes. A Non-United States Holder will generally not be subject to United States federal income or withholding tax on gain realized on the sale, exchange, redemption or retirement of an exchange note unless (1) such gain is effectively connected with the conduct of a trade or business within the United States (in which case it will be taxed as discussed below), or (2) the Non-United States Holder is a nonresident alien individual, is present in the United States for 183 days or more in the taxable year and certain other requirements are met.

         Effectively Connected Income. If the income from the payment of interest or gain on the sale, exchange, redemption or retirement of an exchange note is effectively connected with the conduct of a trade or business within the United States by a Non-United States Holder, the income or gain will be subject to tax essentially in the same manner as if the notes were held by a United States Holder (as discussed above), and in the case of a Non-United States Holder that is a foreign corporation, such holder may also be subject to a 30% branch profits tax (unless reduced or eliminated by applicable treaty).

         Backup Withholding and Information Reporting. Unless certain exceptions apply, we must report annually to the IRS and to each Non-United States Holder any interest paid to the Non-United States Holder. Copies of these information returns may also be made available under the provisions of a specific treaty or other agreement to the tax authorities of the country in which the Non-United States Holder resides.

         Under current United States federal income tax law, backup withholding tax generally will not apply to payments of interest by us or our paying agent on an exchange note or payments from the sale, exchange, retirement or other taxable disposition of an exchange note if the Non-United States Holder properly certifies that it is not a United States person under penalties of perjury or otherwise establishes an exemption.

         Backup withholding is not an additional tax. Any amounts withheld from a payment to a Non-United States Holder under the backup withholding rules will be allowed as a credit against such holder's United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS. Non-United States Holders of exchange notes should consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom and the procedure for obtaining such an exemption, if available.

                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives exchange notes for its own account under the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer for resales of exchange notes received in exchange for old notes that had been acquired as a result of market-making or other trading activities. We have agreed that, for a period of 270 days after the expiration date of the exchange offer, we will make this prospectus, as it may be amended or supplemented, available to any broker-dealer for use in connection with any such resale. Any broker-dealers required to use this prospectus and any amendments or supplements to this prospectus for resales of the exchange notes must notify us of this fact by checking the box on the letter of transmittal requesting additional copies of these documents or by writing or telephoning us. See "Documents Incorporated by Reference."

         Notwithstanding the foregoing, we are entitled under the registration rights agreement to suspend the use of this prospectus by broker-dealers under specific circumstances. For example, we may suspend the use of this prospectus if:

     o the Commission or any state securities authority requests an amendment or supplement to this prospectus or the related registration statement or additional information;

     o the Commission or any state securities authority issues any stop order suspending the effectiveness of the registration statement or initiates proceedings for that purpose;

     o we receive notification of the suspension of the qualification of the exchange notes for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose;

     o   the suspension is required by law;

     o the suspension is taken for valid business reasons, including the acquisition or divestiture of assets or a material corporate transaction; or

     o an event occurs which makes any statement in this prospectus untrue in any material respect or which constitutes an omission to state a material fact in this prospectus.

         If we suspend the use of this prospectus, the 270-day period referred to above will be extended by a number of days equal to the period of the suspension.

         We will not receive any proceeds from any sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account under the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on those notes or a combination of those methods, at market prices prevailing at the time of resale, at prices related to prevailing market prices or at negotiated prices. Any resales may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from the selling broker-dealer or the purchasers of the exchange notes. Any broker-dealer that resells exchange notes received by it for its own account under the exchange offer and any broker or dealer that participates in a distribution of the exchange notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any resale of exchange notes and any commissions or concessions received by these persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         We have agreed to pay all expenses incidental to the exchange offer other than commissions and concessions of any broker or dealer and will indemnify holders of the senior notes, including any broker-dealers, against certain liabilities, including liabilities under the Securities Act.

                                  LEGAL MATTERS

         Wolf, Block, Schorr and Solis-Cohen LLP, Philadelphia, Pennsylvania, has rendered an opinion with respect to the validity and enforceability of the exchange notes being issued by Toll Brothers Finance Corp. and the Guarantee being issued by Toll Brothers, Inc. Don H. Liu, Esquire, Senior Vice President and General Counsel of Toll Brothers, Inc., has rendered an opinion with respect to the validity and enforceability of the Guarantees being issued by the Guarantors other than Toll Brothers, Inc. Mr. Liu owns or has the right to receive a number of shares of common stock of Toll Brothers, Inc. which is well below 1% of the outstanding common stock of Toll Brothers, Inc.

                                     EXPERTS

     Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended October 31, 2004, as set forth in their report thereon, which is incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

================================================================================


                                  $300,000,000

                           Toll Brothers Finance Corp.


                           5.15% Senior Notes due 2015
                         Guaranteed on a Senior Basis by
               Toll Brothers, Inc. And Certain of its Subsidiaries



                                [graphic omitted]




--------------------------------------------------------------------------------

                                   PROSPECTUS
                                                          , 2005

--------------------------------------------------------------------------------

Each broker-dealer that receives exchange notes for its own account in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those exchange notes. The letter of transmittal states that, by so acknowledging and delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for outstanding notes where the outstanding notes were acquired by the broker-dealer as a result of market-making activities or other trading activities.

We have agreed that, for a period of 270 days after the consummation of this exchange offer, we will make this prospectus available to any broker-dealer for use in connection with the resale of exchange notes. See "Plan of Distribution."


================================================================================

PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.  Indemnification of Directors and Officers.

        For information regarding provisions under which a director or officer of Toll Brothers, Inc. or Toll Brothers Finance Corp. may be insured or indemnified in any manner against any liability which he may incur in his capacity as such, reference is made to Section 145 of the Delaware General Corporation Law, which provides in its entirety as follows:

                 "(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

                 (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                 (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

                 (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

                 (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

                 (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

                 (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

                 (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                 (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

                 (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees)."

         See also Article Six of Toll Brothers, Inc.'s Second Restated Certificate of Incorporation dated September 8, 2005, which obligates, and
Article VII of Toll Brothers, Inc.'s By-Laws, as Amended and Restated dated March 20, 2003, which grants, Toll Brothers, Inc. the power to indemnify its directors, officers, employees and agents. Section 7-4 of Article VII of Toll Brothers, Inc.'s Bylaws, as Amended and Restated dated March 20, 2003, further permits Toll Brothers, Inc. to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Toll Brothers, Inc., or who is or was serving at the request of Toll Brothers, Inc. as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not Toll Brothers, Inc. would have the power to indemnify him against such liability under law. Toll Brothers, Inc. has purchased directors' and officers' liability insurance.

         See also Article VIII of Toll Brothers Finance Corp.'s By-Laws which obligates Toll Brothers Finance Corp. to indemnify its directors, officers, employees and agents. Section 8-7 of Article VIII of Toll Brothers Finance Corp's Bylaws further permits Toll Brothers Finance Corp. to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Toll Brothers Finance Corp., or who is or was serving at the request of Toll Brothers Finance Corp. as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not Toll Brothers Finance Corp. would have the power to indemnify him against such liability under law. Toll Brothers Finance Corp. has purchased directors' and officers' liability insurance.

         See Item 22 of this Part II for further information concerning indemnification of directors, officers and controlling persons of Toll Brothers, Inc. and Toll Brothers Finance Corp.


Item 21. Exhibits++

         3.1 Form of Articles of Incorporation for Guarantors incorporated in the State of Arizona is hereby incorporated by reference to
                  Exhibit 3.1 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.2 Form of Articles of Organization for Guarantors organized in the State of Arizona is hereby incorporated by reference to
                  Exhibit 3.2 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.3 Form of Articles of Incorporation for Guarantors incorporated in the State of California is hereby incorporated by reference to Exhibit 3.3 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.4 Form of Articles of Organization for Guarantors organized in the State of California is hereby incorporated by reference to
                  Exhibit 3.4 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.5 Form of Certificate of Limited Partnership for Guarantors organized in the State of California is hereby incorporated by reference to Exhibit 3.5 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.6 Form of Articles of Incorporation for Guarantors incorporated in the State of Colorado is hereby incorporated by reference to Exhibit 3.6 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.7 Form of Certificate of Limited Partnership for Guarantors organized in the State of Colorado is hereby incorporated by reference to Exhibit 3.7 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.8 Form of Certificate of Limited Partnership for Guarantors organized in the State of Connecticut is hereby incorporated by reference to Exhibit 3.8 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.9 Form of Certificate of Incorporation for Guarantors incorporated in the State of Delaware is hereby incorporated by reference to Exhibit 3.9 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.10* Form of Certificate of Incorporation for Guarantors incorporated in the State of Delaware and set forth on Exhibit A thereto.

         3.11 Form of Certificate of Formation for Guarantors organized in the State of Delaware is hereby incorporated by reference to
                  Exhibit 3.10 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.12 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Delaware is hereby incorporated by reference to Exhibit 3.11 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.13 Form of Articles of Incorporation for the Guarantors incorporated in the State of Florida is hereby incorporated by reference to Exhibit 3.12 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.14 Form of Articles of Organization for the Guarantors organized in the State of Florida is hereby incorporated by reference to
                  Exhibit 3.13 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.15 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Florida is hereby incorporated by reference to Exhibit 3.14 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.16 Form of Articles of Incorporation for the Guarantors incorporated in the State of Illinois is hereby incorporated by reference to Exhibit 3.15 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.17 Form of Articles of Organization for the Guarantors organized in the State of Illinois is hereby incorporated by reference to Exhibit 3.16 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.18 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Illinois is hereby incorporated by reference to Exhibit 3.17 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.19 Form of Articles of Organization for the Guarantors organized in the State of Maryland is hereby incorporated by reference to Exhibit 3.18 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.20 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Maryland is hereby incorporated by reference to Exhibit 3.19 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.21 Form of Certificate of Organization for the Guarantors organized in the Commonwealth of Massachusetts is hereby incorporated by reference to Exhibit 3.20 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.22 Form of Certificate of Limited Partnership for the Guarantors organized in the Commonwealth of Massachusetts is hereby incorporated by reference to Exhibit 3.21 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.23 Form of Articles of Incorporation for the Guarantors incorporated in the State of Michigan is hereby incorporated by reference to Exhibit 3.22 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.24 Form of Articles of Organization for the Guarantors organized in the State of Michigan is hereby incorporated by reference to Exhibit 3.23 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.25 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Michigan is hereby incorporated by reference to Exhibit 3.24 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.26 Form of Articles of Incorporation for the Guarantors incorporated in the State of Nevada is hereby incorporated by reference to Exhibit 3.25 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.27 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Nevada is hereby incorporated by reference to Exhibit 3.26 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.28 Form of Articles of Incorporation for the Guarantors incorporated in the State of New Hampshire is hereby incorporated by reference to Exhibit 3.27 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.29 Form of Certificate of Limited Partnership for the Guarantors organized in the State of New Hampshire is hereby incorporated by reference to Exhibit 3.28 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.30 Form of Certificate of Formation for the Guarantors organized in the State of New Jersey is hereby incorporated by reference to Exhibit 3.29 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.31 Form of Certificate of Limited Partnership for the Guarantors organized in the State of New Jersey is hereby incorporated by reference to Exhibit 3.30 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.32 Form of Certificate of Incorporation for the Guarantors incorporated in the State of New York is hereby incorporated by reference to Exhibit 3.31 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.33 Form of Articles of Organization for the Guarantors incorporated in the State of New York is hereby incorporated by reference to Exhibit 3.32 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16,, 2004.

         3.34 Form of Certificate of Limited Partnership for the Guarantors organized in the State of New York is hereby incorporated by reference to Exhibit 3.32 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.35 Form of Articles of Incorporation for the Guarantors incorporated in the State of North Carolina is hereby incorporated by reference to Exhibit 3.33 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.36 Form of Articles of Organization for the Guarantors organized in the State of North Carolina is hereby incorporated by reference to Exhibit 3.34 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.37 Form of Certificate of Limited Partnership for the Guarantors organized in the State of North Carolina is hereby incorporated by reference to Exhibit 3.35 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.38 Form of Articles of Incorporation for the Guarantors incorporated in the State of Ohio is hereby incorporated by reference to Exhibit 3.36 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.39 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Ohio is hereby incorporated by reference to Exhibit 3.37 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.40 Form of Certificate of Articles of Incorporation for the Guarantors incorporated in the Commonwealth of Pennsylvania is hereby incorporated by reference to Exhibit 3.38 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.41 Form of Certificate of Organization for the Guarantors organized in the Commonwealth of Pennsylvania is hereby incorporated by reference to Exhibit 3.39 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.42 Form of Certificate of Limited Partnership for the Guarantors organized in the Commonwealth of Pennsylvania is hereby incorporated by reference to Exhibit 3.40 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.43 Form of Articles of Incorporation for the Guarantors incorporated in the State of Rhode Island is hereby incorporated by reference to Exhibit 3.41 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.44 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Rhode Island is hereby incorporated by reference to Exhibit 3.42 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.45 Form of Articles of Incorporation for the Guarantors incorporated in the State of South Carolina is hereby incorporated by reference to Exhibit 3.43 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.46 Form of Certificate of Limited Partnership for the Guarantors organized in the State of South Carolina is hereby incorporated by reference to Exhibit 3.44 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.47 Form of Articles of Incorporation for the Guarantors incorporated in the State of Tennessee is hereby incorporated by reference to Exhibit 3.45 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.48 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Tennessee is hereby incorporated by reference to Exhibit 3.46 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.49 Form of Articles of Incorporation for the Guarantors incorporated in the State of Texas is hereby incorporated by reference to Exhibit 3.47 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.50 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Texas is hereby incorporated by reference to Exhibit 3.48 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.51 Form of Articles of Organization for the Guarantors organized in the Commonwealth of Virginia is hereby incorporated by reference to Exhibit 3.49 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.52 Form of Certificate of Limited Partnership for the Guarantors organized in the Commonwealth of Virginia is hereby incorporated by reference to Exhibit 3.50 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.53 Form of Bylaws for the Guarantors is hereby incorporated by reference to Exhibit 3.51 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.54* Form of Bylaws for the Guarantors incorporated in the State of Delaware and listed on Exhibit A thereto.

         3.55 Form of Limited Liability Company Operating Agreement for the Guarantors is hereby incorporated by reference to Exhibit 3.52 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.56 Form of Limited Partnership Agreement for the Guarantors is hereby incorporated by reference to Exhibit 3.53 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.57 Form of Limited Liability Company Agreement for C.B.A.Z. Holding Company LLC, First Brandywine LLC I and First Brandywine LLC II is hereby incorporated by reference to
                  Exhibit 3.54 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.58 Form of Certificate of Incorporation for Eastern States Engineering, Inc. and Fairway Valley, Inc. is hereby incorporated by reference to Exhibit 3.55 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.59 Form of Bylaws for Eastern States Engineering, Inc. and Fairway Valley, Inc. is hereby incorporated by reference to
                  Exhibit 3.56 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.60 Form of Bylaws for TB Proprietary, L.P., Inc., Toll NJX-I Corp., Toll NJX-II Corp., Toll NJX-III Corp. and Toll NJX-IV Corp. is hereby incorporated by reference to Exhibit 3.57 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.61 Form of Certificate of Incorporation for Toll Bros. of Tennessee, Inc., Toll Management AZ Corp., Toll Management VA Corp., Toll NJX-I Corp., Toll NJX-II Corp., Toll NJX-III Corp., Toll NJX-IV Corp. and Toll VA Member Two, Inc. is hereby incorporated by reference to Exhibit 3.58 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.62 Form of Bylaws for Toll Bros. of Tennessee, Inc., Toll Management AZ Corp., Toll Management VA Corp. and Toll VA Member Two, Inc. is hereby incorporated by reference to
                  Exhibit 3.59 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.63 Form of Articles of Organization for Big Branch Overbrook LLC and Sapling Ridge, LLC is hereby incorporated by reference to
                  Exhibit 3.60 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.64 Form of Articles of Incorporation for HQZ Acquisitions, Inc. and The Silverman Building Companies, Inc. is hereby incorporated by reference to Exhibit 3.61 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.65 Form of Articles of Incorporation for Silverman Development Company, Inc. (currently Toll Development Company, Inc.), SH Homes Corporation and SI Investment Corporation is hereby incorporated by reference to Exhibit 3.62 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.66 Form of Articles of Incorporation for Polekoff Farm, Inc., Toll Bros., Inc., Toll Real Estate, Inc., Toll Land Corp. No. 6 and Windsor Development Corp. is hereby incorporated by reference to Exhibit 3.63 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.67 Form of Bylaws for Polekoff Farm, Inc., Toll Bros., Inc., Toll Land Corp. No. 6 and Windsor Development Corp. is hereby incorporated by reference to Exhibit 3.64 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.68 Form of Certificate of Incorporation for Toll Realty Holdings Corp. I, Toll Realty Holdings Corp. II and Toll Realty Holdings Corp. III is hereby incorporated by reference to
                  Exhibit 3.65 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.69 Form of Bylaws for Toll Realty Holdings Corp. I, Toll Realty Holdings Corp. II and Toll Realty Holdings Corp. III is hereby incorporated by reference to Exhibit 3.66 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.70 Form of Operating Agreement for Brier Creek Country Club I LLC and Brier Creek Country Club II LLC is hereby incorporated by reference to Exhibit 3.67 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.71 Form of Operating Agreement for Belmont Country Club I LLC, Belmont Country Club II LLC, Dominion Valley Country Club I, LLC and Dominion Valley Country Club II, LLC is hereby incorporated by reference to Exhibit 3.68 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.72 Form of Operating Agreement for Golf I Country Club Estates at Moorpark LLC and Golf II Country Club Estates at Moorpark LLC is hereby incorporated by reference to Exhibit 3.69 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.73 Second Restated Certificate of Incorporation for Toll Brothers, Inc. dated September 8, 2005 is hereby incorporated by reference to Exhibit 3.1 of the Toll Brothers Inc. Form 10-Q for the quarter ended July 31, 2005 filed with the Securities and Exchange Commission on September 8, 2005.

         3.74 Limited Liability Company Agreement for First Brandywine LLC IV is hereby incorporated by reference to Exhibit 3.119 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.75 Articles of Organization for Toll Glastonbury LLC is hereby incorporated by reference to Exhibit 3.120 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.76 Certificate of Amendment to the Articles of Incorporation for Silverman Development Company, Inc. (currently Toll Development Company, Inc.) is hereby incorporated by reference to Exhibit 3.121 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16,, 2004.

         3.77 Limited Partnership Amendment to Certificate for Edmunds-Toll Limited Partnership (currently Toll Brothers AZ Limited Partnership) is hereby incorporated by reference to Exhibit
                  3.122 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16,, 2004.

         3.78 Amended and Restated Bylaws for Toll Brothers, Inc., are hereby incorporated by reference to Exhibit 3 of Toll Brothers, Inc.'s Current Report on Form 8-K dated March 28, 2003.

         3.79 Certificate of Limited Partnership for Edmunds-Toll Limited Partnership (currently Toll Brothers AZ Limited Partnership) is hereby incorporated by reference to Exhibit 3.76 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.80 Articles of Incorporation for Toll YL, Inc. is hereby incorporated by reference to Exhibit 3.77 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.81 Amended and Restated Certificate of Incorporation for First Brandywine Finance Corp. is hereby incorporated by reference to Exhibit 3.78 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.82 Agreement of Limited Partnership for First Brandywine Partners, L.P. is hereby incorporated by reference to Exhibit
                  3.79 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.83 Form of Limited Liability Company Agreement for Toll DE X, L.L.C. and Toll DE X II, L.L.C. is hereby incorporated by reference to Exhibit 3.80 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.84 Bylaws for Toll Philmont Corporation is hereby incorporated by reference to Exhibit 3.81 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.85 Articles of Incorporation for Frenchman's Reserve Country Club, Inc. is hereby incorporated by reference to Exhibit 3.82 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.86 Bylaws for Frenchman's Club Reserve Country Club, Inc. is hereby incorporated by reference to Exhibit 3.83 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.87 Amended and Restated Articles of Incorporation for Mizner Country Club, Inc. is hereby incorporated by reference to
                  Exhibit 3.84 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.88 Bylaws for Mizner Country Club, Inc. is hereby incorporated by reference to Exhibit 3.85 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.89 Articles of Organization for Naples Lakes Country Club, L.L.C. is hereby incorporated by reference to Exhibit 3.86 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.90 Operating Agreement for Naples Lakes Country Club, L.L.C. is hereby incorporated by reference to Exhibit 3.87 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.91 Articles of Organization for Naples TBI Realty, LLC is hereby incorporated by reference to Exhibit 3.88 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.92 Articles of Incorporation for Toll FL GP Corp. is hereby incorporated by reference to Exhibit 3.89 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.93 Articles of Amendment for Feys Property LLC is hereby incorporated by reference to Exhibit 3.90 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.94 Bylaws for Toll Peppertree, Inc. is hereby incorporated by reference to Exhibit 3.91 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.95 Limited Partnership Certificate for Rose Hollow Crossing Associates is hereby incorporated by reference to Exhibit 3.92 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.96 Limited Partnership Agreement for Rose Hollow Crossing Associates is hereby incorporated by reference to Exhibit 3.93 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.97 Bylaws for Toll Brothers Real Estate, Inc. is hereby incorporated by reference to Exhibit 3.94 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.98 Partnership Agreement for Toll Naval Associates is hereby incorporated by reference to Exhibit 3.95 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.99 Bylaws for Toll PA GP Corp. is hereby incorporated by reference to Exhibit 3.96 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.100 Form of Articles of Organization for Guarantors organized in the State of Connecticut is hereby incorporated by reference to Exhibit 3.97 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.101 Form of Articles of Incorporation for Guarantors incorporated in the State of Minnesota is hereby incorporated by reference to Exhibit 3.98 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.102 Form of Certificate of Limited Partnership for Guarantors organized in the State of Minnesota is hereby incorporated by reference to Exhibit 3.99 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.103 Form of Certificate of Incorporation for Guarantors incorporated in the State of New Jersey is hereby incorporated by reference to Exhibit 3.100 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.104 Form of Articles of Organization for Guarantors organized in the State of New York is hereby incorporated by reference to
                  Exhibit 3.101 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.105* Form of Public Records Filing for New Business Entity for Guarantors set forth on Exhibit A thereto.

         3.106* Form of Certificate of Limited Partnership for Guarantors organized in the State of Rhode Island.

         3.107 Articles of Incorporation for Mountain View Country Club, Inc. is hereby incorporated by reference to Exhibit 3.103 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.108 Bylaws for Mountain View Country Club, Inc. is hereby incorporated by reference to Exhibit 3.104 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.109 Form of Limited Liability Company Agreement for First Brandywine LLC III and First Brandywine LLC IV is hereby incorporated by reference to Exhibit 3.105 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.110 Certificate of Incorporation of First Brandywine Investment Corp. IV. is hereby incorporated by reference to Exhibit 3.107 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.111 Bylaws for First Brandywine Investment Corp. IV. is hereby incorporated by reference to Exhibit 3.108 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.112 Limited Liability Company Agreement for First Brandywine LLC III is hereby incorporated by reference to Exhibit 3.109 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.113 Articles of Incorporation for Toll FL GP Corp. is hereby incorporated by reference to Exhibit 3.110 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.114 Articles of Organization for Toll MD I, L.L.C. is hereby incorporated by reference to Exhibit 3.111 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.115 Public Record Filing For New Business Entity for Toll Cliffs LP (currently Toll Cliffs Urban Renewal Company LP) is hereby incorporated by reference to Exhibit 3.112 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.116 Certificate of First Amendment to the Certificate of Limited Partnership for Toll Cliffs LP (currently Toll Cliffs Urban Renewal Company LP) is hereby incorporated by reference to
                  Exhibit 3.113 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.117 Amended and Restated Limited Partnership Agreement for Toll Hudson LP is hereby incorporated by reference to Exhibit 3.114 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.118 Certificate of Incorporation for Toll NJ Builder Corp. is hereby incorporated by reference to Exhibit 3.117 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.119 Articles of Incorporation for Toll MD Builder Corp. is hereby incorporated by reference to Exhibit 3.118 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.120*   Certificate of Formation of 700 Grove Street Urban Renewal
                  LLC.

         3.121* Form of Amended and Restated Limited Liability Company Operating Agreement of 700 Grove Street Urban Renewal LLC.

         4.1 Indenture dated as of November 22, 2002 between Toll Brothers Finance Corp., as issuer, Toll Brothers, Inc. as guarantor, and Bank One Trust Company, as Trustee, including form of guarantee, is hereby incorporated by reference to Exhibit 4.1 of the Toll Brothers, Inc.'s Form 8-K filed with the Securities and Exchange Commission on November 27, 2002.

         4.2 Authorizing Resolutions relating to the $300,000,000 principal amount of 5.155% Senior Notes of Toll Brothers Finance Corp. due 2015, guaranteed on a senior basis by the Toll Brothers, Inc. and other subsidiaries of Toll Brothers, Inc. is hereby incorporated by reference to Exhibit 4.1 of Toll Brothers Inc.'s Form 8-K filed with the Securities and Exchange Commission on June 8, 2005.

         4.3 Registration Rights Agreement dated as of June 3, 2005 by and among Toll Brothers Finance Corp. and Toll Brothers, Inc. and Citigroup Global Markets Inc. and each of the Initial Purchasers named on Schedule A attached thereto is hereby incorporated by Reference to Exhibit 4.2 of Toll Brothers, Inc.'s Form 8-K filed with the Securities and Exchange Commission on April 1, 2004.

         4.4 First Supplemental Indenture dated as of May 1, 2003 by and among the parties listed on Exhibit A thereto and Bank One Trust Company, National Association, as Trustee, is hereby incorporated by reference to Exhibit 4.4 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         4.5 Second Supplemental Indenture dated as of November 3, 2003 by and among the parties listed on Schedule A thereto and Bank One Trust Company, National Association, as Trustee is hereby incorporated by reference to Exhibit 4.5 of the Registrant's Registration Statement on Form S-4/A filed with the Securities and Exchange Commission on November 5, 2003, File Nos. 333-103931, 333-103931-01, 333-103931-02, 333-103931-03 and
                  333-103931-04.

         4.6 Third Supplemental Indenture dated as of January 26, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-Q for the quarter ended January 31, 2004 filed with the Securities and Exchange Commission on March 15, 2004.

         4.7 Fourth Supplemental Indenture dated as of March 1, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.2 of the Registrant's Form 10-Q for the quarter ended January 31, 2004 filed with the Securities and Exchange Commission on March 15, 2004.

         4.8 Fifth Supplemental Indenture dated as of September 20, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.9 of the Registrant's Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission on January 13, 2005.

         4.9 Sixth Supplemental Indenture dated as of October 28, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.10 of the Registrant's Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission on January 13, 2005.

         4.10 Seventh Supplemental Indenture dated as of October 31, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.11 of the Registrant's Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission on January 13, 2005.

         4.11 Eighth Supplemental Indenture dated as of January 31, 2005 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-Q for the quarter ended April 30, 2005 filed with the Securities and Exchange Commission on June 9, 2005.

         4.12 Ninth Supplemental Indenture dated as of June 6, 2005 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-Q for the quarter ended July 31, 2005 filed with the Securities and Exchange Commission on September 8, 2005.

         4.13* Tenth Supplemental Indenture dated as of August 1, 2005 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee

         5.1** Form of Opinion of Wolf, Block, Schorr and Solis-Cohen LLP, Philadelphia, Pennsylvania.

         5.2** Form of Opinion of Don H. Liu, Esquire, Senior Vice President and General Counsel of Toll Brothers, Inc.

         10.1 Amended and Restated Credit Agreement by and among First Huntingdon Finance Corp., Toll Brothers, Inc. and the lenders which are parties thereto dated July 15, 2004, is hereby incorporated by reference to Exhibit 10.1 of Toll Brothers, Inc.'s Form 10-Q for the quarter ended July 31, 2004.

         12* Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

         21 Subsidiaries of Toll Brothers, Inc. is hereby incorporated by reference to Exhibit 21 of Toll Brothers, Inc.'s Form 10-K for the year ended October 31, 2004.

         23.1 Consent of Wolf, Block, Schorr and Solis-Cohen LLP (included as part of Exhibit 5.1).

         23.2     Consent of Don H. Liu, Esquire (included as part of
                  Exhibit 5.2).

         23.3*    Consent of Independent Public Accounting Firm.

         24*      Power of Attorney (included in signature pages hereto).

         25* Statement of Eligibility and Qualification on Form T-1 of J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee of the 5.15% Senior Notes Due 2015 of Toll Brothers Finance Corp.

         99.1*    Form of Letter of Transmittal.

         99.2*    Form of Notice of Guaranteed Delivery.

         99.3* Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         99.4*    Form of Letter to DTC Participants.

         99.5*    Form of Letter to Beneficial Holders.

         99.6*    Form of Exchange Agent Agreement.


 *Filed herewith
**This exhibit, as signed, will be filed by pre-effective amendment.

++Where a jurisdiction is specified for a form of organizational or governing document, such form is the document that is used, in substantially similar form, by each of the Guarantors of corresponding entity type that is organized in that jurisdiction, except with respect to any Guarantor for which that Guarantor's actual organizational/governing documents, or forms of such documents specifically identified as applicable to such Guarantor, are filed herewith.


Item 22. Undertakings.

         Each of the undersigned registrants hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (4) To respond to requests for information that is incorporated by reference into the prospectus pursuant to item 4, 10(b), 11 or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this registration statement through the date responding to the request;

            (5) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective;

            (6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            (7) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Toll Brothers Finance Corp. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     TOLL BROTHERS FINANCE CORP.


                                     By: Zvi Barzilay
                                         --------------------------------------
                                         Zvi Barzilay,
                                         President

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
----------                                -----

Robert I. Toll                            Director
--------------------------------------
Robert I. Toll

                                          President, Chief Operating Officer,
Zvi Barzilay                              Assistant Secretary and Director
--------------------------------------    (Principal Executive Officer)
Zvi Barzilay

                                          Executive Vice President, Treasurer,
Joel H. Rassman                           Chief Financial Officer, Assistant
--------------------------------------    Secretary and Director (Principal
Joel H. Rassman                           Financial Officer)


Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer, and Assistant Secretary
Joseph R. Sicree                          (Principal Accounting Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Toll Brothers, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                        TOLL BROTHERS, INC.


                                         By:  Robert I. Toll
                                              ---------------------------------
                                              Robert I. Toll,
                                              Chairman of the Board of Directors

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----

                                          Chairman of the Board, Chief
Robert I. Toll                            Executive Officer and Director
--------------------------------------    (Principal Executive Officer)
Robert I. Toll

                                          Vice Chairman of the Board and
Bruce E. Toll                             Director
--------------------------------------
Bruce E. Toll

                                          President, Chief Operating Officer and
Zvi Barzilay                              Director
--------------------------------------
Zvi Barzilay

Robert S. Blank                           Director
--------------------------------------
Robert S. Blank

Edward G. Boehne                           Director
----------------------------------------
Edward G. Boehne

Richard J. Braemer                         Director
----------------------------------------
Richard J. Braemer

Roger S. Hillas                            Director
----------------------------------------
Roger S. Hillas

Carl B. Marbach                            Director
----------------------------------------
Carl B. Marbach

Stephen A. Novick                          Director
----------------------------------------
Stephen A. Novick

                                           Executive Vice President, Treasurer,
Joel H. Rassman                            Chief Financial Officer and
----------------------------------------   Director (Principal Financial
Joel H. Rassman                            Officer)

Paul E. Shapiro                            Director
----------------------------------------
Paul E. Shapiro

Joseph R. Sicree                           Vice President and Chief Accounting
----------------------------------------   Officer (Principal Accounting
Joseph R. Sicree                           Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule I of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     Registrants (As Listed on Schedule I of
                                     Additional Registrants)

                                     By: Zvi Barzilay
                                         ---------------------------------------
                                         Zvi Barzilay,
                                         President of each Registrant listed on
                                         Schedule I of Additional Registrants
                                         that is a corporation or limited
                                         liability company and President of the
                                         corporate general partner or limited
                                         liability company general partner of
                                         each Registrant listed on Schedule I of
                                         Additional Registrants that is a
                                         limited partnership.


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

           *Except as otherwise provided herein, each of the following persons hold each of the positions listed next to his/her name for each Registrant listed on Schedule I of Additional Registrants. Where the Registrant is a limited partnership, this registration statement has been signed by the following persons on behalf of such entities' corporate general partner in the capacities indicated.

Signature                                 Title
----------                                -----

                                          Director (as to corporate
Robert I. Toll                            Registrants)/Manager (as to
---------------------------------------   limited liability company
Robert I. Toll                            Registrants)


                                          President, Chief Operating Officer,
Zvi Barzilay                              Assistant Secretary and Director
---------------------------------------   as to corporate Registrants)/
Zvi Barzilay                              Manager (as to limited liability
                                          company Registrants)(Principal
                                          Executive Officer)

                                          Executive Vice President, Treasurer,
Joel H. Rassman                           Chief Financial Officer, Assistant
---------------------------------------   Secretary and Director (as to
Joel H. Rassman                           corporate Registrants)/Manager (as to
                                          limited liability company Registrants)
                                          (Principal Financial Officer)


Joseph R. Sicree                          Vice President, Chief Accounting
---------------------------------------   Officer, and Assistant Secretary
Joseph R, Sicree                          (Principal Accounting Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule II of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                    Registrants (As Listed on Schedule II of
                                    Additional Registrants)

                                    By: Zvi Barzilay
                                        ---------------------------------------
                                        Zvi Barzilay,
                                        President of each Registrant listed on
                                        Schedule II of Additional Registrants
                                        that is a corporation and President of
                                        the corporate general partner of each
                                        Registrant listed on Schedule II of
                                        Additional Registrants that is a limited
                                        partnership.


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

           *Except as otherwise provided herein, each of the following persons holds each of the positions listed next to his/her name for each Registrant listed on Schedule II of Additional Registrants. Where the Registrant is a limited partnership, this registration statement has been signed by the following persons on behalf of such entities' corporate general partner in the capacities indicated.


Signature                                 Title
----------                                -----


Robert I. Toll                            Director
---------------------------------------
Robert I. Toll


Zvi Barzilay                              President, Chief Operating Officer,
---------------------------------------   Assistant Secretary and Director
Zvi Barzilay


Joel H. Rassman                           Executive Vice President, Treasurer,
---------------------------------------   Chief Financial Officer, Assistant
Joel H. Rassman                           Secretary and Director


Douglas C. Yearley, Jr.                   Director
---------------------------------------
Douglas C. Yearley, Jr.


Joseph R. Sicree                          Vice President, Chief Accounting
---------------------------------------   Officer, and Assistant Secretary
Joseph R. Sicree                          (Principal Accounting Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule III of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     Registrants (As Listed on Schedule III of
                                     Additional Registrants)

                                     By: Michael Donnelly
                                         -------------------------------------
                                         Michael Donnelly,
                                         President (Principal Executive Officer)


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----

Michael Donnelly                          President and Manager
-----------------------------------       (Principal Executive Officer)
Michael Donnelly

Ronald Blum                               Manager
-----------------------------------
Ronald Blum


Joel H. Rassman                           Executive Vice President
-------------------------------------     and Chief Financial Officer
Joel H. Rassman                           (Principal Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer Principal Accounting
Joseph R. Sicree                          (Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule IV of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of New Castle, State of Delaware, on September 29, 2005.

                                 Registrants (As Listed on Schedule IV of
                                 Additional Registrants)

                                 By: Donald R. McLamb, Jr.
                                     -------------------------------------
                                     Donald R. McLamb, Jr., President of each
                                     Registrant listed on Schedule IV of
                                     Additional Registrants that are
                                     corporations and President of the Manager
                                     of each Registrant listed on Schedule IV
                                     of Additional Registrants that is a
                                     Limited Liability Company


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

           *Except as otherwise provided herein, each of the following persons holds each of the positions listed next to his/her name for each Registrant listed on Schedule IV of Additional Registrants. Where the Registrant is a limited liability company, this registration statement has been signed by the following persons on behalf of such entities' corporate manager in the capacities indicated.

Signature                                Title
---------                                -----

                                         President, Treasurer and Director
Donald R. McLamb, Jr.                    (as to corporate Registrants)/
--------------------------------------   Manager (as to limited liability
Donald R. McLamb, Jr.                    company Registrants) (Principal
                                         Executive Officer)

                                         Vice President and Director (as to
Joel H. Rassman                          corporate Registrants)/Manager (as
--------------------------------------   to limited liability company
Joel H. Rassman                          Registrants) (Principal Financial
                                         Officer) (Principal Accounting Officer)

Ann DiFiore                              Director (as to corporate Registrants)
--------------------------------------   /Manager (as to limited liability
Ann DiFiore                              company Registrants)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule V of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of New Castle, State of Delaware, on September 29, 2005.

                                       Registrants (As Listed on Schedule V of
                                       Additional Registrants)

                                       By: Donald R. McLamb, Jr.
                                           -------------------------------------
                                           Donald R. McLamb, Jr., President of
                                           each Registrant listed on Schedule
                                           V of Additional Registrants that are
                                           corporations or limited liability
                                           companies and President of the
                                           corporate general partner of each
                                           Registrant listed on Schedule V of
                                           Additional Registrants that are
                                           limited partnerships.

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

            *Except as otherwise provided herein, each of the following persons holds each of the positions listed next to his/her name for each Registrant listed on Schedule V of Additional Registrants. Where the Registrant is a limited partnership, this registration statement has been signed by the following persons on behalf of such entities' corporate general partner in the capacities indicated. Where the Registrant is a limited liability company, this registration statement has been signed by the following persons on behalf of such entities' corporate manager in the capacities indicated.

Signature                                 Title
---------                                 -----

                                          President, Treasurer and Director
Donald R. McLamb, Jr.                     (as to corporate Registrants)/
--------------------------------------    Manager (as to limited liability
Donald R. McLamb, Jr.                     company Registrants) (Principal
                                          Executive Officer)

Joel H. Rassman                           Vice President and Director (as to
--------------------------------------    corporate Registrants)/Manager (as to
Joel H. Rassman                           limited liability company Registrants)
                                          (Principal Financial Officer)
                                          (Principal Accounting Officer)

Gordon W. Stewart                         Secretary and Director (as to
--------------------------------------    corporate Registrants)/Manager (as to
Gordon W. Stewart                         limited liability company Registrants)

                                          Assistant Secretary and Director
Mark J. Warshauer                         (as to corporate Registrants)/Manager
--------------------------------------    (as to limited liability company
Mark J. Warshauer                         Registrants)

Ann DiFiore                               Director (as to corporate Registrants)
--------------------------------------    /Manager (as to limited liability
Ann DiFiore                               company Registrants)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule VI of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of New Castle, State of Delaware, on September 29, 2005.

                              Registrants (As Listed on Schedule VI
                              of Additional Registrants)

                              By: Donald R. McLamb, Jr.
                                  -------------------------------------------
                                  Donald R. McLamb, Jr.,
                                  President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

            *Except as otherwise provided herein, each of the following persons holds each of the positions listed next to his/her name for each Registrant listed on Schedule VI of Additional Registrants. Where the Registrant is a limited liability company, this registration statement has been signed by the following persons on behalf of such entities' corporate manager in the capacities indicated.

Signature                                 Title
---------                                 -----

Donald R. McLamb, Jr.                     President, Treasurer and Director
----------------------------------------  (Principal Executive Officer)
Donald R. McLamb, Jr.

Joel H. Rassman                           Executive Vice President and
----------------------------------------  Director (Principal Financial
Joel H. Rassman                           Officer) (Principal Accounting
                                          Officer)

Joseph R. DeSanto                         Vice President and Director
 --------------------------------------
Joseph R. DeSanto

Ann DiFiore                               Director
--------------------------------------
Ann DiFiore

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule VII of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                              Registrants (As Listed on Schedule VII
                              of Additional Registrants)

                                 By: Ann DiFiore
                                     -------------------------------------------
                                     Ann DiFiore,
                                     President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

            *Except as otherwise provided herein, each of the following persons holds each of the positions listed next to his/her name for each Registrant listed on Schedule VII of Additional Registrants. Where the Registrant is a limited partnership, this registration statement has been signed by the following persons on behalf of such entities' corporate general partner in the capacities indicated. Where the Registrant is a limited liability company, this registration statement has been signed by the following persons on behalf of such entities' corporate manager in the capacities indicated.



Signature                                 Title
---------                                 -----

Ann DiFiore                               President, Treasurer and Director
----------------------------------------  (Principal Executive Officer)
Ann DiFiore


Joel H. Rassman                           Executive Vice President and
----------------------------------------  Director (Principal Financial
Joel H. Rassman                           Officer) (Principal Accounting
                                          Officer)

Joseph R. DeSanto                         Director
--------------------------------------
Joseph R. DeSanto

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule VIII of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule VIII
                                 of Additional Registrants)


                                 By: James Smith
                                     ------------------------------------------
                                     James Smith,
                                     Manager (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----

James Smith                               Manager (Principal Executive Officer)
-------------------------------------
James Smith

Neil Schechter                            Manager
-------------------------------------
Neil Schechter

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule IX of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule IX
                                 of Additional Registrants)


                                 By: Michael Donnelly
                                     ------------------------------------------
                                     Michael Donnelly,
                                     President of each Registrant listed on
                                     Schedule IX of Additional Registrants


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
---------                                 -----

Michael Donnelly                          President and Director (as to
-------------------------------------     corporate Registrants)/Manager (as
Michael Donnelly                          to limited liability company
                                          Registrants) (Principal Executive
                                          Officer)

David H. Richey                           Director (as to corporate Registrants)
---------------------------------------   /Manager (as to limited liability
David H. Richey                           company Registrants)

Mitchell P. Laskowitz                     Director (as to corporate Registrants)
---------------------------------------   /Manager (as to limited liability
Mitchell P. Laskowitz                     company Registrants)

Jeffrey A. Bartos                         Director (as to corporate Registrants)
---------------------------------------   /Manager (as to limited liability
Jeffrey A. Bartos                         company Registrants

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule X of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule X
                                 of Additional Registrants)


                                 By: Mitchell P. Laskowitz
                                     ------------------------------------------
                                     Mitchell P. Laskowitz,
                                     President

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----

Mitchell P. Laskowitz                     President and Manager (Principal
-------------------------------------     Executive Officer)
Mitchell P. Laskowitz

David H. Richey                           Manager
-------------------------------------
David H. Richey

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XI of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule XI
                                 of Additional Registrants)

                                 By: James W. Boyd
                                     ------------------------------------------
                                     James W. Boyd,
                                     President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----
James W. Boyd,                            President (Principal Executive
-------------------------------------     Officer)
James W. Boyd

David H. Richey                           Manager
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Manager
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)


Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XII of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule XII
                                 of Additional Registrants)


                                 By: James A. Smith
                                     ------------------------------------------
                                     James A. Smith,
                                     President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
---------                                 -----
James A. Smith                            President (Principal Executive
-------------------------------------     Officer)
James A. Smith

David H. Richey                           Manager
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Manager
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XIII of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule XIII
                                 of Additional Registrants)


                                 By: Thomas A. Anhut
                                     ------------------------------------------
                                     Thomas A. Anhut,
                                     President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----
Thomas A. Anhut                           President (Principal Executive
-------------------------------------     Officer)
Thomas A. Anhut

David H. Richey                           Manager
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Manager
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XIV of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                 Registrants (As Listed on Schedule XIV
                                 of Additional Registrants)


                                 By: Robert L. Craig
                                     ------------------------------------------
                                     Robert L. Craig,
                                     President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----
Robert L. Craig                           President (Principal Executive
-------------------------------------     Officer)
Robert L. Craig

David H. Richey                           Manager
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Manager
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XV of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                   Registrants (As Listed on Schedule XV
                                   of Additional Registrants)


                                   By:  Thomas G. Gestite
                                        ---------------------------------------
                                        Thomas G. Gestite,
                                        Manager (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
---------                                 -----


Thomas G. Gestite                         Manager (Principal Executive Officer)
-------------------------------------
Thomas G. Gestite

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                    SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XVI of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                   Registrants (As Listed on Schedule XVI
                                   of Additional Registrants)


                                   By:  William Reilly
                                        ---------------------------------------
                                        William Reilly,
                                        Manager (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
---------                                 -----

William Reilly                            Manager (Principal Executive Officer)
---------------------------------
William Reilly

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal
Joel H. Rassman                           Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XVII of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                           Registrants (As Listed on the Schedule XVII of Additional Registrants)

                           By: Wayne S. Patterson
                           ----------------------------------------------------
                           Wayne S. Patterson,
                           President of each Registrant listed on Schedule XVII of Additional Registrants that are corporations and President of the corporate general partner of each Registrant listed on Schedule XVII of Additional Registrants that are limited partnerships.

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

            *Except as otherwise provided herein, each of the following persons hold each of the positions listed next to his/her name for each Registrant listed on Schedule XVII of Additional Registrants. Where the Registrant is a limited partnership, this registration statement has been signed by the following persons on behalf of such entities' corporate general partner in the capacities indicated.


Signature                                 Title
---------                                 -----

Wayne S. Patterson                        President and Director
-------------------------------------     (Principal Executive Officer)
Wayne S. Patterson

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, each of the Registrants, as listed on the attached Schedule XVIII of Additional Registrants, has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                Registrants (As Listed on the Schedule XVIII of Additional Registrants)

                                By: Wayne S. Patterson
                                    ---------------------------------------
                                    Wayne S. Patterson,
                                    President of each Registrant listed on
                                    Schedule XVIII of Additional Registrants
                                    that is a corporation and President of
                                    the corporate general partner of each
                                    Registrant listed on Schedule XVIII of
                                    Additional Registrants that is a limited
                                    partnership (Principal Executive Officer)


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities* indicated on September 29, 2005.

           *Except as otherwise provided herein, each of the following persons hold each of the positions listed next to his/her name for each Registrant listed on Schedule XVIII of Additional Registrants. Where the Registrant is a limited partnership, this registration statement has been signed by the following persons on behalf of such entities' corporate general partner in the capacities indicated.


Signature                                 Title
----------                                -----
Wayne S. Patterson                        President (Principal Executive
---------------------------------------   Officer)
Wayne S. Patterson


Robert I. Toll                            Director
---------------------------------------
Robert I. Toll


Zvi Barzilay                              Director
---------------------------------------
Zvi Barzilay


                                          Executive Vice President, Treasurer,
Joel H. Rassman                           Chief Financial Officer, Assistant
---------------------------------------   Secretary and Director (Principal
Joel H. Rassman                           Financial Officer)


Joseph R. Sicree                          Vice President, Chief Accounting
---------------------------------------   Officer, and Assistant Secretary
Joseph R. Sicree                          (Principal Accounting Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, CWG Construction Company LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     CWG CONSTRUCTION COMPANY LLC

                                     By: Benjamin D. Jogodnik
                                         --------------------------------------
                                         Benjamin D. Jogodnik,
                                         President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
----------                                -----
Benjamin D. Jogodnik                      President (Principal Executive
--------------------------------------    Officer)
Benjamin D. Jogodnik

Robert I. Toll                            Manager
--------------------------------------
Robert I. Toll

Zvi Barzilay                              Manager and Assistant Secretary
--------------------------------------
Zvi Barzilay
                                          Executive Vice President, Treasurer,
Joel H. Rassman                           Chief Financial Officer, Assistant
--------------------------------------    Secretary and Manager (Principal
Joel H. Rassman                           Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer, and Assistant Secretary
Joseph R. Sicree                          (Principal Accounting Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Mountain View Country Club, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     MOUNTAIN VIEW COUNTRY CLUB, INC.

                                     By: Gary Lemon
                                         --------------------------------------
                                         Gary Lemon,
                                         President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
----------                                -----
Gary Lemon                                President (Principal Executive
-------------------------------------     Officer)
Gary Lemon

David H. Richey                           Director
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Director
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Director
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                    SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Hawthorne Woods Country Club II L.L.C. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     HAWTHORNE WOODS COUNTRY CLUB II L.L.C.

                                     By: Andrew W. Stern
                                         --------------------------------------
                                         Andrew W. Stern,
                                         President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
----------                                -----
Andrew W. Stern                           President (Principal Executive
--------------------------------------    Officer)
Andrew W. Stern

David H. Richey                           Manager
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Manager
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Naples Lakes Country Club, L.L.C. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29 , 2005.

                                     NAPLES LAKES COUNTRY CLUB, L.L.C.


                                     By: David H. Richey
                                         --------------------------------------
                                         David H. Richey,
                                         Manager (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
----------                                -----

David H. Richey                           Manager (Principal Executive Officer)
-------------------------------------
David H. Richey

Mitchell P. Laskowitz                     Manager
-------------------------------------
Mitchell P. Laskowitz

Jeffrey A. Bartos                         Manager
-------------------------------------
Jeffrey A. Bartos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal Financial
Joel H. Rassman                           Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, C.B.A.Z. Construction Company LLC has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                    C.B.A.Z. Construction Company LLC

                                    By: Wayne S. Patterson
                                        ----------------------------------
                                        Wayne S. Patterson,
                                        President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.


Signature                                 Title
---------                                 -----

Wayne S. Patterson                        President and Manager (Principal
---------------------------------------   Executive Officer)
Wayne S. Patterson

Richard T. Hartman                        Manager
---------------------------------------
Richard T. Hartman

Charles W. Bowie                          Manager and Secretary,
---------------------------------------   Accounting Officer)
Charles W. Bowie

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal
Joel H. Rassman                           Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Naples TBI Realty, LLC has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                Naples TBI Realty, LLC

                                By: James Manners
                                    ----------------------------------------
                                    James Manners,
                                    President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----

James Manners
---------------------------------         President and Manager
James Manners                             (Principal Executive Officer)

David E. Torres                           Manager
---------------------------------
David E. Torres

Carol M. Mumford                          Manager and Secretary
---------------------------------
Carol M. Mumford

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal
Joel H. Rassman                           Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Toll Realty L.L.C. has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                     Toll Realty L.L.C.

                                     By: Kenneth Thirtyacre
                                         -----------------------
                                         Kenneth Thirtyacre,
                                         President (Principal Executive Officer)


            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----
Kenneth Thirtyacre                        President (Principal Executive
-------------------------------------     Officer)
Kenneth Thirtyacre

Brian Loftus                              Manager
-------------------------------------
Brian Loftus

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal
Joel H. Rassman                           Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, South Riding Realty LLC has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                             South Riding Realty LLC

                              By:  William Gilligan
                                   ------------------------------------------
                                   William Gilligan,
                                   President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----


William Gilligan                          President and Manager
---------------------------------         (Principal Executive Officer)
William Gilligan

John Harris                               Manager
---------------------------------
John Harris

John Tsitos                               Manager
---------------------------------
John Tsitos

Joel H. Rassman                           Executive Vice President and Chief
-------------------------------------     Financial Officer (Principal
Joel H. Rassman                           Financial Officer)

Joseph R. Sicree                          Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph R. Sicree                          Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, SRH Investments I LLC has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                   SRH Investments I LLC

                                   By: Jon Paynter
                                       ----------------------------------------
                                       Jon Paynter,
                                       President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----


Jon Paynter                               Manager (Principal Executive Officer)
---------------------------------------
Jon Paynter

Steve Stone                               Manager
---------------------------------------
Steve Stone

Joel H. Rassman                           Executive Vice President
-------------------------------------     and Chief Financial Officer
Joel H. Rassman                           (Principal Financial Officer)

Joseph Sicree                             Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph Sicree                             Officer)

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, SRH Investments II LLC has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Horsham, Commonwealth of Pennsylvania, on September 29, 2005.

                                   SRH Investments II LLC

                                   By: Jon Paynter
                                       ----------------------------------------
                                       Jon Paynter,
                                       President (Principal Executive Officer)

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert I. Toll, Zvi Barzilay, Don
H. Liu, Joel H. Rassman and Joseph R. Sicree, and each of them, jointly and severally, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith (including, without limitation, any related registration statement or amendment thereto filed in accordance with Rule 462 under the Securities Act of 1933, as amended), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 29, 2005.

Signature                                 Title
---------                                 -----


Jon Paynter                               Manager (Principal Executive Officer)
---------------------------------------
Jon Paynter

Joel H. Rassman                           Executive Vice President
-------------------------------------     and Chief Financial Officer
Joel H. Rassman                           (Principal Financial Officer)

Joseph Sicree                             Vice President, Chief Accounting
--------------------------------------    Officer (Principal Accounting
Joseph Sicree                             Officer)

SCHEDULE I OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Toll Holdings, Inc.

51 N. 8TH Street LP.

Amwell Chase, Inc.

Brentwood Investments I, Inc

Bunker Hill Estates, Inc.

Chesterbrooke, Inc.

Connecticut Land Corp

Daylesford Development Corp.

Eastern States Engineering, Inc.

Fairway Valley, Inc.

First Huntingdon Finance Corp.

Franklin Farms G.P., Inc.

MA Limited Land Corporation

Maple Point, Inc.

Maryland Limited Land Corporation

Polekoff Farm, Inc.

Springfield Chase, Inc.

Stewarts Crossing, Inc.

Tenby Hunt, Inc.

Toll AZ GP Corp.

Toll Bros., Inc. (Pennsylvania)

Toll Bros., Inc. (Delaware)

Toll Bros., Inc. (Texas)

Toll Bros. of Arizona, Inc.

Toll Bros. of North Carolina, Inc.

Toll Bros. of North Carolina II, Inc.

Toll Bros. of North Carolina III, Inc.

Toll Brothers AZ Construction Company

Toll Brothers Real Estate, Inc.

Toll CA GP Corp.

Toll CO GP Corp.

Toll Corp.

Toll Finance Corp.

Toll FL GP Corp.

Toll IL GP Corp.

Toll Land Corp. No. 6

Toll Land Corp. No. 10

Toll Land Corp. No. 20

Toll Land Corp. No. 43

Toll Land Corp. No. 45

Toll Land Corp. No. 46

Toll Land Corp. No. 47

Toll Land Corp. No. 48

Toll Land Corp. No. 49

Toll Land Corp. No. 50

Toll Land Corp. No. 51

Toll Land Corp. No. 52

Toll Land Corp. No. 53

Toll Land Corp. No. 55

Toll Land Corp. No. 56

Toll Land Corp. No. 58

Toll Land Corp. No. 59

Toll Land Corp. No. 60

Toll MD Builder Corp.

Toll MN GP Corp.

Toll Management AZ Corp.

Toll Management VA Corp.

Toll Manhattan I, Inc.

Toll NC GP Corp.

Toll NV GP Corp.

Toll OH GP Corp.

Toll PA Builder Corp.

Toll PA GP Corp.

Toll PA II GP Corp.

Toll Peppertree, Inc.

Toll Philmont Corporation

Toll Realty Holdings Corp. I

Toll Realty Holdings Corp. II

Toll RI GP Corp.

Toll SC GP Corp.

Toll TN GP Corp.

Toll TX GP Corp.

Toll VA GP Corp.

Toll Wood Corporation

Toll YL, Inc.

110-112 Third Ave. Realty Corp.

Valley Forge Conservation Holding GP Corp.

Warren Chase, Inc.

Windsor Development Corp.

Afton Chase, L.P.

Audubon Ridge, L.P.

Beaumont Chase, L.P.

Belmont Land, L.P.

Bernards Chase, L.P.

Binks Estates Limited Partnership

The Bird Estate Limited Partnership

Blue Bell Country Club, L.P.

Branchburg Ridge, L.P.

Brass Castle Estates, L.P.

Brentwood Investments, L.P.

Bridle Estates, L.P.

Broad Run Associates, L.P.

Buckingham Woods, L.P.

Bucks County Country Club, L.P.

CC Estates Limited Partnership

Calabasas View, L.P.

Charlestown Hills, L.P.

Chesterbrooke Limited Partnership

Chellis Hill Limited Partnership

Cobblestones at Thornbury, L.P.

Cold Spring Hunt, L.P.

Coleman-Toll Limited Partnership

Concord Chase, L.P.

Cortlandt Chase, L.P.

Dolington Estates, L.P.

Dominion Country Club, L.P.

Eagle Farm Limited Partnership

The Estates at Brooke Manor Limited Partnership

Estates at Coronado Pointe, L.P.

Estates at Princeton Junction, L.P.

Estates at Rivers Edge, L.P.

Estates at San Juan Capistrano, L.P.

The Estates at Summit Chase, L.P.

Fairfax Investment, L.P.

Fairfax Station Hunt, L.P.

Fair Lakes Chase, L.P.

Fairway Mews Limited Partnership

Farmwell Hunt, L.P.

Franklin Oaks Limited Partnership

Great Falls Hunt, L.P.

Great Falls Woods, L.P.

Greens at Waynesborough, L.P.

Greenwich Chase, L.P.

Greenwich Station, L.P.

Hoboken Land LP

Hockessin Chase, L.P.

Holland Ridge, L.P.

Holliston Hunt Limited Partnership

Hopewell Hunt, L.P.

Huckins Farm Limited Partnership

Hunter Mill, L.P.

Hunterdon Chase, L.P.

Hunterdon Ridge, L.P.

Huntington Estates Limited Partnership

Hurley Ridge Limited Partnership

Kensington Woods Limited Partnership

Lakeway Hills Properties, L.P.

Laurel Creek, L.P.

Loudoun Valley Associates, L.P.

Mallard Lakes, L.P.

Manalapan Hunt, L.P.

Mill Road Estates, L.P.

Montgomery Chase, L.P.

Moorestown Hunt, L.P.

Mount Kisco Chase, L.P.

NC Country Club Estates Limited Partnership

Newtown Chase Limited Partnership

Northampton Crest, L.P.

Northampton Preserve, L.P.

Patriots, L.P.

The Preserve at Annapolis Limited Partnership

The Preserve at Boca Raton Limited Partnership

Preston Village Limited Partnership

Princeton Hunt, L.P.

Providence Plantation Limited Partnership

Regency at Dominion Valley, L.P.

River Crossing, L.P.

Rolling Greens, L.P.

Seaside Estates Limited Partnership

Shrewsbury Hunt Limited Partnership

Somers Chase, L.P.

Somerset Development Limited Partnership

Sorrento at Dublin Ranch I LP

Sorrento at Dublin Ranch II LP

Sorrento at Dublin Ranch III LP

South Riding, L.P.

South Riding Amberlea LP

South Riding Partners, L.P.

South Riding Partners Amberlea LP

Southlake Woods, L.P.

Southport Landing Limited Partnership

Springton Pointe, L.P.

Stone Mill Estates, L.P.

Swedesford Chase, L.P.

TBI/Heron Bay Limited Partnership

TBI/Naples Limited Partnership

TBI/Palm Beach Limited Partnership

Toll at Brier Creek Limited Partnership

Toll at Daventry Park, L.P.

Toll at Payne Ranch, L.P.

Toll at Princeton Walk, L.P.

Toll at Westlake, L.P.

Toll at Whippoorwill, L.P.

Toll Brooklyn LP

Toll Bros. of Tennessee, L.P.

Toll Brothers AZ Limited Partnership

Toll Brothers Maryland II Limited Partnership

Toll CA, L.P.

Toll CA II, L.P.

Toll CA III, L.P.

Toll CA IV, L.P.

Toll CA V, L.P.

Toll CA VI, L.P.

Toll CA VII, L.P.

Toll CA VIII, L.P.

Toll Cliffs Urban Renewal Company LP

Toll CO, L.P.

Toll CT Limited Partnership

Toll CT II Limited Partnership

Toll CT Westport Limited Partnership

Toll Costa, L.P.

Toll DE LP

Toll-Dublin, L.P.

Toll East Naples Limited Partnership

Toll Estero Limited Partnership

Toll FL Limited Partnership

Toll FL II Limited Partnership

Toll FL III Limited Partnership

Toll FL IV Limited Partnership

Toll FL V Limited Partnership

Toll FL VI Limited Partnership

Toll Ft. Myers Limited Partnership

Toll Grove LP

Toll Hudson LP

Toll IL, L.P.

Toll IL II, L.P.

Toll IL III, L.P.

Toll IL HWCC, L.P.

Toll IL WSB, L.P.

Toll Jacksonville Limited Partnership

Toll Jupiter Limited Partnership

Toll Land Limited Partnership

Toll Land IV Limited Partnership

Toll Land V Limited Partnership

Toll Land VI Limited Partnership

Toll Land VII Limited Partnership

Toll Land IX Limited Partnership

Toll Land X Limited Partnership

Toll Land XI Limited Partnership

Toll Land XIV Limited Partnership

Toll Land XV Limited Partnership

Toll Land XVI Limited Partnership

Toll Land XVII Limited Partnership

Toll Land XVIII Limited Partnership

Toll Land XIX Limited Partnership

Toll Land XX Limited Partnership

Toll Land XXI Limited Partnership

Toll Land XXII Limited Partnership

Toll Land XXIII Limited Partnership

Toll Land XXV Limited Partnership

Toll Land XXVI Limited Partnership

Toll Livingston at Naples Limited Partnership

Toll Marshall LP

Toll MD Builder I, L.P.

Toll MD Limited Partnership

Toll MD II Limited Partnership

Toll MD III Limited Partnership

Toll MD IV Limited Partnership

Toll MD V Limited Partnership

Toll MD VI Limited Partnership

Toll MD VII Limited Partnership

Toll MN, L.P.

Toll Naval Associates

Toll NC, L.P.

Toll NJ, L.P.

Toll NJ II, L.P.

Toll NJ III, L.P.

Toll NJ IV, L.P.

Toll NJ V, L.P.

Toll NJ VI, L.P.

Toll NJ VII, L.P.

Toll NJ VIII, L.P.

Toll NV Limited Partnership

Toll Orlando Limited Partnership

Toll PA, L.P.

Toll PA II, L.P.

Toll PA III, L.P.

Toll PA IV, L.P.

Toll PA V, L.P.

Toll PA VI, L.P.

Toll PA VII, L.P.

Toll PA VIII, L.P.

Toll PA IX, L.P.

Toll PA X, L.P.

Toll Park LP

Toll Peppertree, L.P.

Toll Realty Holdings LP

Toll Reston Associates, L.P.

Toll RI, L.P.

Toll RI II, L.P.

Toll SC, L.P.

Toll SC II, L.P.

Toll Stonebrae LP

Toll TX, L.P.

Toll TX II, L.P.

Toll TX III, L.P.

Toll TX IV, L.P.

Toll VA, L.P.

Toll VA II, L.P.

Toll VA IV, L.P.

Toll VA V, L.P.

Toll VA VI, L.P.

Toll YL, L.P.

Toll YL II, L.P.

Trumbull Hunt Limited Partnership

Uwchlan Woods, L.P.

Valley Forge Conservation Holding, L.P.

Valley Forge Woods, L.P.

Valley View Estates Limited Partnership

Village Partners, L.P.

Waterford Preserve LP

Washington Greene Development, L.P.

West Amwell Limited Partnership

Whiteland Woods, L.P.

Wichita Chase, L.P.

Willowdale Crossing, L.P.

Wilson Concord, L.P.

The Woods at Highland Lakes, L.P.

The Woods at Long Valley, L.P.

Arthur's Woods, LLC

Arundel Preserve #6, LLC

Arundel Preserve #10a, LLC

Big Branch Overlook L.L.C.

Block 255 LLC

C.B.A.Z. Holding Company LLC

Component Systems I LLC

Component Systems II LLC

Creeks Farm L.L.C.

Feys Property LLC

First Brandywine LLC III

First Brandywine LLC IV

High Point at Hopewell, LLC

Hoboken Cove LLC

Hunts Bluff LLC

Jacksonville TBI Realty, LLC

Lighthouse Point Land Company, LLC

Long Meadows TBI, LLC

Long Meadows Properties LLC

Phillips Drive LLC

Prince William Land I LLC

Prince William Land II LLC

Regency at Denville LLC

Regency at Dominion Valley LLC

Regency at Long Valley I LLC

Regency at Long Valley II LLC

Regency at Mansfield I LLC

Regency at Mansfield II LLC

The Ridges at Belmont Country Club I LLC

The Ridges at Belmont Country Club II LLC

Sapling Ridge, LLC

SR Amberlea LLC

SRLP II LLC

Toll Cedar Hunt LLC

Toll DE XII, LLC

Toll-Dublin, LLC

Toll EB, LLC

Toll Equipment, L.L.C.

Toll FL I, LLC

Toll Glastonbury LLC

Toll MD I, L.L.C.

Toll NJ I, L.L.C.

Toll NJ II, L.L.C.

Toll NJ III, L.L.C.

Toll Reston Associates, L.L.C.

Toll Stratford LLC

Toll VA L.L.C

Toll VA III L.L.C.

Toll Van Wyck LLC

Toll Vanderbilt I LLC

Toll Vanderbilt II LLC

Vanderbilt Capital LLC

Virginia Construction Co. I, LLC

Virginia Construction Co. II, LLC

700 Grove Street Urban Renewal, LLC

1500 Garden St. LLC

51 N. 8TH Street I LLC

51 N. 8TH Street GC LLC

51 N. 8th Street GC II LLC

5-01 - 5-17 48th Avenue LLC

5-01 - 5-17 48th Avenue II LLC

5-01 - 5-17 48th Avenue GC LLC

5-01 - 5-17 48th Avenue GC II LLC

110-112 Third Ave. GC LLC

110-112 Third Ave. GC II LLC

60 Industrial Parkway Cheektowaga, LLC

2301 Fallston Road LLC

SCHEDULE II OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

HQZ Acquisitions, Inc.

The Silverman Building Companies, Inc.

SH Homes Corporation

SI Investment Corporation

Toll Development Company, Inc.

Toll MI GP Corp.

Toll Realty Holdings Corp. III

Cheltenham Estates Limited Partnership

Silverman-Toll Limited Partnership

Timber Ridge Investment Limited Partnership

Toll MI Limited Partnership

Toll MI II Limited Partnership

Toll MI III Limited Partnership

Toll MI IV Limited Partnership

Toll MI V Limited Partnership

Toll Northville Limited Partnership

Toll Northville Golf Limited Partnership

SCHEDULE III OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Frenchman's Reserve Realty, LLC

Mizner Realty, L.L.C.

SCHEDULE IV OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

First Brandywine Investment Corp. IV


Toll NJX-I Corp.

Toll NJX-II Corp.

Toll NJX-III Corp.

Toll NJX-IV Corp.


Toll DE X, LLC

SCHEDULE V OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

First Brandywine Finance Corp.

First Brandywine Investment Corp. II

First Brandywine Investment Corp. III

Rose Hollow Crossing Associates

Toll Bros. of Tennessee, Inc.

TB Proprietary Corp.

TB Proprietary LP, Inc.

Toll VA Member Two, Inc.

First Brandywine LLC I

First Brandywine LLC II

First Brandywine Partners, L.P.

TB Proprietary, L.P.

SCHEDULE VI OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Toll Connecticut LP Company, Inc.

Toll Delaware LP Company, Inc.

Toll Florida LP Company, Inc.

Toll Maryland LP Company, Inc.

Toll Massachusetts LP Company, Inc.

Toll Mid-Atlantic LP Company, Inc.

Toll Mid-Atlantic Note Company, Inc.

Toll New Hampshire LP Company, Inc.

Toll New Jersey LP Company, Inc.

Toll New York LP Company, Inc.

Toll North Carolina LP Company, Inc.

Toll Northeast LP Company, Inc.

Toll Northeast Note Company, Inc.

Toll Pennsylvania LP Company, Inc.

Toll Rhode Island LP Company, Inc.

Toll South Carolina LP Company, Inc.

Toll Southeast LP Company, Inc.

Toll Southeast Note Company, Inc.

Toll Virginia LP Company, Inc.

SCHEDULE VII OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Toll Arizona LP Company, Inc.

Toll Arizona-II LP Company, Inc.

Toll California LP Company, Inc.

Toll Colorado LP Company, Inc.

Toll Connecticut-II LP Company, Inc.

Toll Delaware-II LP Company, Inc.

Toll Florida-II LP Company, Inc.

Toll Illinois LP Company, Inc.

Toll Maryland-II LP Company, Inc.

Toll Massachusetts-II LP Company, Inc.

Toll Michigan LP Company, Inc.

Toll Michigan-II LP Company, Inc.

Toll Midwest LP Company, Inc.

Toll Midwest Note Company, Inc.

Toll Nevada LP Company, Inc.

Toll New Hampshire-II LP Company, Inc.

Toll New Jersey-II Company, Inc.

Toll New York-II LP Company, Inc.

Toll North Carolina-II LP Company, Inc.

Toll Ohio LP Company, Inc.

Toll Ohio-II LP Company, Inc.

Toll Pennsylvania-II LP Company, Inc.

Toll Rhode Island-II LP Company, Inc.

Toll South Carolina-II LP Company, Inc.

Toll Southwest LP Company, Inc.

Toll Southwest Note Company, Inc.

Toll Texas LP Company, Inc.

Toll Texas-II LP Company, Inc.

Toll Virginia-II LP Company, Inc.

Toll West Coast Note Company, Inc.

Toll West Coast LP Company, Inc.

SCHEDULE VIII OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Belmont Investments I LLC

Belmont Investments II LLC

SCHEDULE IX OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter


Palm Cove Golf & Yacht Club I LLC

Palm Cove Golf & Yacht Club II LLC

Palm Cove Marina I LLC

Palm Cove Marina II LLC

Frenchman's Reserve Country Club, Inc.

Mizner Country Club, Inc.

SCHEDULE X OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter


The Regency Golf Club I LLC

The Regency Golf Club II LLC

SCHEDULE XI OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Golf I Country Club Estates at Moorpark LLC

Golf II Country Club Estates at Moorpark LLC

SCHEDULE XII OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Belmont Country Club I LLC

Belmont Country Club II LLC

SCHEDULE XIII OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Brier Creek Country Club I LLC

Brier Creek Country Club II LLC

SCHEDULE XIV OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Dominion Valley Country Club I LLC

Dominion Valley Country Club II LLC

SCHEDULE XV OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Millbrook Investments I LLC

Millbrook Investments II LLC

SCHEDULE XVI OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Manalapan Hunt Investments I LLC

Manalapan Hunt Investments II LLC

SCHEDULE XVII OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter


Toll NH GP Corp.

Toll NH Limited Partnership

SCHEDULE XVIII OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in its Charter

Toll NJ Builder Corp.

Toll NJ Builder I, L.P.

                               Index To Exhibits++

================================================================================
         3.1 Form of Articles of Incorporation for Guarantors incorporated in the State of Arizona is hereby incorporated by reference to
                  Exhibit 3.1 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.2 Form of Articles of Organization for Guarantors organized in the State of Arizona is hereby incorporated by reference to
                  Exhibit 3.2 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.3 Form of Articles of Incorporation for Guarantors incorporated in the State of California is hereby incorporated by reference to Exhibit 3.3 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.4 Form of Articles of Organization for Guarantors organized in the State of California is hereby incorporated by reference to
                  Exhibit 3.4 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.5 Form of Certificate of Limited Partnership for Guarantors organized in the State of California is hereby incorporated by reference to Exhibit 3.5 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.6 Form of Articles of Incorporation for Guarantors incorporated in the State of Colorado is hereby incorporated by reference to Exhibit 3.6 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.7 Form of Certificate of Limited Partnership for Guarantors organized in the State of Colorado is hereby incorporated by reference to Exhibit 3.7 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.8 Form of Certificate of Limited Partnership for Guarantors organized in the State of Connecticut is hereby incorporated by reference to Exhibit 3.8 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.9 Form of Certificate of Incorporation for Guarantors incorporated in the State of Delaware is hereby incorporated by reference to Exhibit 3.9 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.10* Form of Certificate of Incorporation for Guarantors incorporated in the State of Delaware and set forth on Exhibit A thereto.

         3.11 Form of Certificate of Formation for Guarantors organized in the State of Delaware is hereby incorporated by reference to
                  Exhibit 3.10 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.12 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Delaware is hereby incorporated by reference to Exhibit 3.11 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.13 Form of Articles of Incorporation for the Guarantors incorporated in the State of Florida is hereby incorporated by reference to Exhibit 3.12 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.14 Form of Articles of Organization for the Guarantors organized in the State of Florida is hereby incorporated by reference to
                  Exhibit 3.13 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.15 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Florida is hereby incorporated by reference to Exhibit 3.14 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.16 Form of Articles of Incorporation for the Guarantors incorporated in the State of Illinois is hereby incorporated by reference to Exhibit 3.15 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.17 Form of Articles of Organization for the Guarantors organized in the State of Illinois is hereby incorporated by reference to Exhibit 3.16 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.18 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Illinois is hereby incorporated by reference to Exhibit 3.17 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.19 Form of Articles of Organization for the Guarantors organized in the State of Maryland is hereby incorporated by reference to Exhibit 3.18 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.20 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Maryland is hereby incorporated by reference to Exhibit 3.19 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.21 Form of Certificate of Organization for the Guarantors organized in the Commonwealth of Massachusetts is hereby incorporated by reference to Exhibit 3.20 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.22 Form of Certificate of Limited Partnership for the Guarantors organized in the Commonwealth of Massachusetts is hereby incorporated by reference to Exhibit 3.21 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.23 Form of Articles of Incorporation for the Guarantors incorporated in the State of Michigan is hereby incorporated by reference to Exhibit 3.22 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.24 Form of Articles of Organization for the Guarantors organized in the State of Michigan is hereby incorporated by reference to Exhibit 3.23 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.25 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Michigan is hereby incorporated by reference to Exhibit 3.24 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.26 Form of Articles of Incorporation for the Guarantors incorporated in the State of Nevada is hereby incorporated by reference to Exhibit 3.25 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.27 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Nevada is hereby incorporated by reference to Exhibit 3.26 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.28 Form of Articles of Incorporation for the Guarantors incorporated in the State of New Hampshire is hereby incorporated by reference to Exhibit 3.27 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.29 Form of Certificate of Limited Partnership for the Guarantors organized in the State of New Hampshire is hereby incorporated by reference to Exhibit 3.28 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.30 Form of Certificate of Formation for the Guarantors organized in the State of New Jersey is hereby incorporated by reference to Exhibit 3.29 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.31 Form of Certificate of Limited Partnership for the Guarantors organized in the State of New Jersey is hereby incorporated by reference to Exhibit 3.30 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.32 Form of Certificate of Incorporation for the Guarantors incorporated in the State of New York is hereby incorporated by reference to Exhibit 3.31 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.33 Form of Articles of Organization for the Guarantors incorporated in the State of New York is hereby incorporated by reference to Exhibit 3.32 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16,, 2004.

         3.34 Form of Certificate of Limited Partnership for the Guarantors organized in the State of New York is hereby incorporated by reference to Exhibit 3.32 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.35 Form of Articles of Incorporation for the Guarantors incorporated in the State of North Carolina is hereby incorporated by reference to Exhibit 3.33 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.36 Form of Articles of Organization for the Guarantors organized in the State of North Carolina is hereby incorporated by reference to Exhibit 3.34 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.37 Form of Certificate of Limited Partnership for the Guarantors organized in the State of North Carolina is hereby incorporated by reference to Exhibit 3.35 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.38 Form of Articles of Incorporation for the Guarantors incorporated in the State of Ohio is hereby incorporated by reference to Exhibit 3.36 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.39 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Ohio is hereby incorporated by reference to Exhibit 3.37 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.40 Form of Certificate of Articles of Incorporation for the Guarantors incorporated in the Commonwealth of Pennsylvania is hereby incorporated by reference to Exhibit 3.38 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.41 Form of Certificate of Organization for the Guarantors organized in the Commonwealth of Pennsylvania is hereby incorporated by reference to Exhibit 3.39 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.42 Form of Certificate of Limited Partnership for the Guarantors organized in the Commonwealth of Pennsylvania is hereby incorporated by reference to Exhibit 3.40 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.43 Form of Articles of Incorporation for the Guarantors incorporated in the State of Rhode Island is hereby incorporated by reference to Exhibit 3.41 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.44 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Rhode Island is hereby incorporated by reference to Exhibit 3.42 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.45 Form of Articles of Incorporation for the Guarantors incorporated in the State of South Carolina is hereby incorporated by reference to Exhibit 3.43 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.46 Form of Certificate of Limited Partnership for the Guarantors organized in the State of South Carolina is hereby incorporated by reference to Exhibit 3.44 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.47 Form of Articles of Incorporation for the Guarantors incorporated in the State of Tennessee is hereby incorporated by reference to Exhibit 3.45 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.48 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Tennessee is hereby incorporated by reference to Exhibit 3.46 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.49 Form of Articles of Incorporation for the Guarantors incorporated in the State of Texas is hereby incorporated by reference to Exhibit 3.47 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.50 Form of Certificate of Limited Partnership for the Guarantors organized in the State of Texas is hereby incorporated by reference to Exhibit 3.48 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.51 Form of Articles of Organization for the Guarantors organized in the Commonwealth of Virginia is hereby incorporated by reference to Exhibit 3.49 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.52 Form of Certificate of Limited Partnership for the Guarantors organized in the Commonwealth of Virginia is hereby incorporated by reference to Exhibit 3.50 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.53 Form of Bylaws for the Guarantors is hereby incorporated by reference to Exhibit 3.51 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.54* Form of Bylaws for the Guarantors incorporated in the State of Delaware and listed on Exhibit A thereto.

         3.55 Form of Limited Liability Company Operating Agreement for the Guarantors is hereby incorporated by reference to Exhibit 3.52 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.56 Form of Limited Partnership Agreement for the Guarantors is hereby incorporated by reference to Exhibit 3.53 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.57 Form of Limited Liability Company Agreement for C.B.A.Z. Holding Company LLC, First Brandywine LLC I and First Brandywine LLC II is hereby incorporated by reference to
                  Exhibit 3.54 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.58 Form of Certificate of Incorporation for Eastern States Engineering, Inc. and Fairway Valley, Inc. is hereby incorporated by reference to Exhibit 3.55 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.59 Form of Bylaws for Eastern States Engineering, Inc. and Fairway Valley, Inc. is hereby incorporated by reference to
                  Exhibit 3.56 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.60 Form of Bylaws for TB Proprietary, L.P., Inc., Toll NJX-I Corp., Toll NJX-II Corp., Toll NJX-III Corp. and Toll NJX-IV Corp. is hereby incorporated by reference to Exhibit 3.57 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.61 Form of Certificate of Incorporation for Toll Bros. of Tennessee, Inc., Toll Management AZ Corp., Toll Management VA Corp., Toll NJX-I Corp., Toll NJX-II Corp., Toll NJX-III Corp., Toll NJX-IV Corp. and Toll VA Member Two, Inc. is hereby incorporated by reference to Exhibit 3.58 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.62 Form of Bylaws for Toll Bros. of Tennessee, Inc., Toll Management AZ Corp., Toll Management VA Corp. and Toll VA Member Two, Inc. is hereby incorporated by reference to
                  Exhibit 3.59 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.63 Form of Articles of Organization for Big Branch Overbrook LLC and Sapling Ridge, LLC is hereby incorporated by reference to
                  Exhibit 3.60 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.64 Form of Articles of Incorporation for HQZ Acquisitions, Inc. and The Silverman Building Companies, Inc. is hereby incorporated by reference to Exhibit 3.61 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.65 Form of Articles of Incorporation for Silverman Development Company, Inc. (currently Toll Development Company, Inc.), SH Homes Corporation and SI Investment Corporation is hereby incorporated by reference to Exhibit 3.62 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.66 Form of Articles of Incorporation for Polekoff Farm, Inc., Toll Bros., Inc., Toll Real Estate, Inc., Toll Land Corp. No. 6 and Windsor Development Corp. is hereby incorporated by reference to Exhibit 3.63 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.67 Form of Bylaws for Polekoff Farm, Inc., Toll Bros., Inc., Toll Land Corp. No. 6 and Windsor Development Corp. is hereby incorporated by reference to Exhibit 3.64 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.68 Form of Certificate of Incorporation for Toll Realty Holdings Corp. I, Toll Realty Holdings Corp. II and Toll Realty Holdings Corp. III is hereby incorporated by reference to
                  Exhibit 3.65 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.69 Form of Bylaws for Toll Realty Holdings Corp. I, Toll Realty Holdings Corp. II and Toll Realty Holdings Corp. III is hereby incorporated by reference to Exhibit 3.66 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.70 Form of Operating Agreement for Brier Creek Country Club I LLC and Brier Creek Country Club II LLC is hereby incorporated by reference to Exhibit 3.67 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.71 Form of Operating Agreement for Belmont Country Club I LLC, Belmont Country Club II LLC, Dominion Valley Country Club I, LLC and Dominion Valley Country Club II, LLC is hereby incorporated by reference to Exhibit 3.68 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.72 Form of Operating Agreement for Golf I Country Club Estates at Moorpark LLC and Golf II Country Club Estates at Moorpark LLC is hereby incorporated by reference to Exhibit 3.69 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.73 Second Restated Certificate of Incorporation for Toll Brothers, Inc. dated September 8, 2005 is hereby incorporated by reference to Exhibit 3.1 of the Toll Brothers Inc. Form 10-Q for the quarter ended July 31, 2005 filed with the Securities and Exchange Commission on September 8, 2005.

         3.74 Limited Liability Company Agreement for First Brandywine LLC IV is hereby incorporated by reference to Exhibit 3.119 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.75 Articles of Organization for Toll Glastonbury LLC is hereby incorporated by reference to Exhibit 3.120 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.76 Certificate of Amendment to the Articles of Incorporation for Silverman Development Company, Inc. (currently Toll Development Company, Inc.) is hereby incorporated by reference to Exhibit 3.121 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16,, 2004.

         3.77 Limited Partnership Amendment to Certificate for Edmunds-Toll Limited Partnership (currently Toll Brothers AZ Limited Partnership) is hereby incorporated by reference to Exhibit
                  3.122 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16,, 2004.

         3.78 Amended and Restated Bylaws for Toll Brothers, Inc., are hereby incorporated by reference to Exhibit 3 of Toll Brothers, Inc.'s Current Report on Form 8-K dated March 28, 2003.

         3.79 Certificate of Limited Partnership for Edmunds-Toll Limited Partnership (currently Toll Brothers AZ Limited Partnership) is hereby incorporated by reference to Exhibit 3.76 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.80 Articles of Incorporation for Toll YL, Inc. is hereby incorporated by reference to Exhibit 3.77 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.81 Amended and Restated Certificate of Incorporation for First Brandywine Finance Corp. is hereby incorporated by reference to Exhibit 3.78 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.82 Agreement of Limited Partnership for First Brandywine Partners, L.P. is hereby incorporated by reference to Exhibit
                  3.79 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.83 Form of Limited Liability Company Agreement for Toll DE X, L.L.C. and Toll DE X II, L.L.C. is hereby incorporated by reference to Exhibit 3.80 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.84 Bylaws for Toll Philmont Corporation is hereby incorporated by reference to Exhibit 3.81 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.85 Articles of Incorporation for Frenchman's Reserve Country Club, Inc. is hereby incorporated by reference to Exhibit 3.82 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.86 Bylaws for Frenchman's Club Reserve Country Club, Inc. is hereby incorporated by reference to Exhibit 3.83 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.87 Amended and Restated Articles of Incorporation for Mizner Country Club, Inc. is hereby incorporated by reference to
                  Exhibit 3.84 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.88 Bylaws for Mizner Country Club, Inc. is hereby incorporated by reference to Exhibit 3.85 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.89 Articles of Organization for Naples Lakes Country Club, L.L.C. is hereby incorporated by reference to Exhibit 3.86 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.90 Operating Agreement for Naples Lakes Country Club, L.L.C. is hereby incorporated by reference to Exhibit 3.87 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.91 Articles of Organization for Naples TBI Realty, LLC is hereby incorporated by reference to Exhibit 3.88 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.92 Articles of Incorporation for Toll FL GP Corp. is hereby incorporated by reference to Exhibit 3.89 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.93 Articles of Amendment for Feys Property LLC is hereby incorporated by reference to Exhibit 3.90 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.94 Bylaws for Toll Peppertree, Inc. is hereby incorporated by reference to Exhibit 3.91 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.95 Limited Partnership Certificate for Rose Hollow Crossing Associates is hereby incorporated by reference to Exhibit 3.92 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.96 Limited Partnership Agreement for Rose Hollow Crossing Associates is hereby incorporated by reference to Exhibit 3.93 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.97 Bylaws for Toll Brothers Real Estate, Inc. is hereby incorporated by reference to Exhibit 3.94 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.98 Partnership Agreement for Toll Naval Associates is hereby incorporated by reference to Exhibit 3.95 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.99 Bylaws for Toll PA GP Corp. is hereby incorporated by reference to Exhibit 3.96 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         3.100 Form of Articles of Organization for Guarantors organized in the State of Connecticut is hereby incorporated by reference to Exhibit 3.97 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.101 Form of Articles of Incorporation for Guarantors incorporated in the State of Minnesota is hereby incorporated by reference to Exhibit 3.98 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.102 Form of Certificate of Limited Partnership for Guarantors organized in the State of Minnesota is hereby incorporated by reference to Exhibit 3.99 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.103 Form of Certificate of Incorporation for Guarantors incorporated in the State of New Jersey is hereby incorporated by reference to Exhibit 3.100 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.104 Form of Articles of Organization for Guarantors organized in the State of New York is hereby incorporated by reference to
                  Exhibit 3.101 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.105* Form of Public Records Filing for New Business Entity for Guarantors set forth on Exhibit A thereto.

         3.106* Form of Certificate of Limited Partnership for Guarantors organized in the State of Rhode Island.

         3.107 Articles of Incorporation for Mountain View Country Club, Inc. is hereby incorporated by reference to Exhibit 3.103 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.108 Bylaws for Mountain View Country Club, Inc. is hereby incorporated by reference to Exhibit 3.104 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.109 Form of Limited Liability Company Agreement for First Brandywine LLC III and First Brandywine LLC IV is hereby incorporated by reference to Exhibit 3.105 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on October 10, 2003.

         3.110 Certificate of Incorporation of First Brandywine Investment Corp. IV. is hereby incorporated by reference to Exhibit 3.107 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.111 Bylaws for First Brandywine Investment Corp. IV. is hereby incorporated by reference to Exhibit 3.108 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.112 Limited Liability Company Agreement for First Brandywine LLC III is hereby incorporated by reference to Exhibit 3.109 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.113 Articles of Incorporation for Toll FL GP Corp. is hereby incorporated by reference to Exhibit 3.110 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.114 Articles of Organization for Toll MD I, L.L.C. is hereby incorporated by reference to Exhibit 3.111 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.115 Public Record Filing For New Business Entity for Toll Cliffs LP (currently Toll Cliffs Urban Renewal Company LP) is hereby incorporated by reference to Exhibit 3.112 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.116 Certificate of First Amendment to the Certificate of Limited Partnership for Toll Cliffs LP (currently Toll Cliffs Urban Renewal Company LP) is hereby incorporated by reference to
                  Exhibit 3.113 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.117 Amended and Restated Limited Partnership Agreement for Toll Hudson LP is hereby incorporated by reference to Exhibit 3.114 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.118 Certificate of Incorporation for Toll NJ Builder Corp. is hereby incorporated by reference to Exhibit 3.117 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.119 Articles of Incorporation for Toll MD Builder Corp. is hereby incorporated by reference to Exhibit 3.118 of the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on April 16, 2004.

         3.120*   Certificate of Formation of 700 Grove Street Urban Renewal
                  LLC.

         3.121* Form of Amended and Restated Limited Liability Company Operating Agreement of 700 Grove Street Urban Renewal LLC.

         4.1 Indenture dated as of November 22, 2002 between Toll Brothers Finance Corp., as issuer, Toll Brothers, Inc. as guarantor, and Bank One Trust Company, as Trustee, including form of guarantee, is hereby incorporated by reference to Exhibit 4.1 of the Toll Brothers, Inc.'s Form 8-K filed with the Securities and Exchange Commission on November 27, 2002.

         4.2 Authorizing Resolutions relating to the $300,000,000 principal amount of 5.155% Senior Notes of Toll Brothers Finance Corp. due 2015, guaranteed on a senior basis by the Toll Brothers, Inc. and other subsidiaries of Toll Brothers, Inc. is hereby incorporated by reference to Exhibit 4.1 of Toll Brothers Inc.'s Form 8-K filed with the Securities and Exchange Commission on June 8, 2005.

         4.3 Registration Rights Agreement dated as of June 3, 2005 by and among Toll Brothers Finance Corp. and Toll Brothers, Inc. and Citigroup Global Markets Inc. and each of the Initial Purchasers named on Schedule A attached thereto is hereby incorporated by Reference to Exhibit 4.2 of Toll Brothers, Inc.'s Form 8-K filed with the Securities and Exchange Commission on April 1, 2004.

         4.4 First Supplemental Indenture dated as of May 1, 2003 by and among the parties listed on Exhibit A thereto and Bank One Trust Company, National Association, as Trustee, is hereby incorporated by reference to Exhibit 4.4 of Amendment No. 1 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission by Toll Brothers Finance Corp., Toll Brothers, Inc. and the Additional Registrants identified therein on June 16, 2003.

         4.5 Second Supplemental Indenture dated as of November 3, 2003 by and among the parties listed on Schedule A thereto and Bank One Trust Company, National Association, as Trustee is hereby incorporated by reference to Exhibit 4.5 of the Registrant's Registration Statement on Form S-4/A filed with the Securities and Exchange Commission on November 5, 2003, File Nos. 333-103931, 333-103931-01, 333-103931-02, 333-103931-03 and
                  333-103931-04.

         4.6 Third Supplemental Indenture dated as of January 26, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-Q for the quarter ended January 31, 2004 filed with the Securities and Exchange Commission on March 15, 2004.

         4.7 Fourth Supplemental Indenture dated as of March 1, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.2 of the Registrant's Form 10-Q for the quarter ended January 31, 2004 filed with the Securities and Exchange Commission on March 15, 2004.

         4.8 Fifth Supplemental Indenture dated as of September 20, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.9 of the Registrant's Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission on January 13, 2005.

         4.9 Sixth Supplemental Indenture dated as of October 28, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.10 of the Registrant's Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission on January 13, 2005.

         4.10 Seventh Supplemental Indenture dated as of October 31, 2004 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.11 of the Registrant's Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission on January 13, 2005.

         4.11 Eighth Supplemental Indenture dated as of January 31, 2005 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-Q for the quarter ended April 30, 2005 filed with the Securities and Exchange Commission on June 9, 2005.

         4.12 Ninth Supplemental Indenture dated as of June 6, 2005 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant's Form 10-Q for the quarter ended July 31, 2005 filed with the Securities and Exchange Commission on September 8, 2005.

         4.13* Tenth Supplemental Indenture dated as of August 1, 2005 by and among the parties listed on Schedule A thereto and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee

         5.1** Form of Opinion of Wolf, Block, Schorr and Solis-Cohen LLP, Philadelphia, Pennsylvania.

         5.2** Form of Opinion of Don H. Liu, Esquire, Senior Vice President and General Counsel of Toll Brothers, Inc.

         10.1 Amended and Restated Credit Agreement by and among First Huntingdon Finance Corp., Toll Brothers, Inc. and the lenders which are parties thereto dated July 15, 2004, is hereby incorporated by reference to Exhibit 10.1 of Toll Brothers, Inc.'s Form 10-Q for the quarter ended July 31, 2004.

         12* Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

         21 Subsidiaries of Toll Brothers, Inc. is hereby incorporated by reference to Exhibit 21 of Toll Brothers, Inc.'s Form 10-K for the year ended October 31, 2004.

         23.1 Consent of Wolf, Block, Schorr and Solis-Cohen LLP (included as part of Exhibit 5.1).

         23.2     Consent of Don H. Liu, Esquire (included as part of
                  Exhibit 5.2).

         23.3*    Consent of Independent Public Accounting Firm.

         24*      Power of Attorney (included in signature pages hereto).

         25* Statement of Eligibility and Qualification on Form T-1 of J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee of the 5.15% Senior Notes Due 2015 of Toll Brothers Finance Corp.

         99.1*    Form of Letter of Transmittal.

         99.2*    Form of Notice of Guaranteed Delivery.

         99.3* Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         99.4*    Form of Letter to DTC Participants.

         99.5*    Form of Letter to Beneficial Holders.

         99.6*    Form of Exchange Agent Agreement.


 *Filed herewith
**This exhibit, as signed, will be filed by pre-effective amendment.

++Where a jurisdiction is specified for a form of organizational or governing document, such form is the document that is used, in substantially similar form, by each of the Guarantors of corresponding entity type that is organized in that jurisdiction, except with respect to any Guarantor for which that Guarantor's actual organizational/governing documents, or forms of such documents specifically identified as applicable to such Guarantor, are filed herewith.